                                     SECOND
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                            dated as of June 30, 1995

                  and amended and restated as of July 24, 1998

                     and further amended and restated as of

                                 August 31, 1999

                                      among

                          TRANSTECHNOLOGY CORPORATION,

                       TRANSTECHNOLOGY SEEGER-ORBIS GMBH,

                          TRANSTECHNOLOGY (GB) LIMITED,

                         THE LENDERS REFERRED TO HEREIN,

                                BANKBOSTON, N.A.,
                        acting through its London Branch,
                           as Sterling Fronting Bank,

                          BHF-BANK AKTIENGESELLSCHAFT,
                              as DM Fronting Bank,

                               ABN AMRO BANK N.V.,
                              as Syndication Agent

                       THE FIRST NATIONAL BANK OF CHICAGO,
                             as Documentation Agent
                                       and

                                BANKBOSTON, N.A.
                    as Administrative Agent and Issuing Bank


                                  Arranged by:

                       BANCBOSTON ROBERTSON STEPHENS INC.

                                       ii
                                TABLE OF CONTENTS

1.   DEFINITIONS AND RULES OF INTERPRETATION.......................................................1

         1.1. Definitions..........................................................................1
         1.2. Rules of Interpretation..............................................................26

2.   THE REVOLVING CREDIT FACILITY.................................................................27

         2.1. Commitment to Lend...................................................................27
         2.2. Revolving Credit Commitment Fee......................................................27
         2.3. Reduction of Total Revolving Credit Commitment.......................................28
         2.4. The Revolving Credit Notes...........................................................28
         2.5. Interest on Revolving Credit Loans...................................................28
         2.6. Requests for Revolving Credit Loans..................................................29
         2.7. Conversion Options...................................................................29
                  2.7.1.  Conversion to Different Type of Revolving Credit Loan....................29
                  2.7.2.  Continuation of Type of Revolving Credit Loan............................30
                  2.7.3.  Eurocurrency Rate Loans..................................................30
         2.8  Funds for Revolving Credit Loans.....................................................30
         2.9. Maturity of Revolving Credit Loans...................................................31
         2.10. Mandatory Repayments of Revolving Credit Loans......................................31
         2.11. Optional Repayments of Revolving Credit Loans.......................................31

3.   INTERNATIONAL CREDIT FACILITY.................................................................32

         3.1.  DM Facility Loans...................................................................32
         3.2.  Mandatory Repayments of DM Facility Loans...........................................32
         3.3.  Sterling Facility Loans.............................................................32
         3.4.  Mandatory Repayments of Sterling Facility Loans.....................................33
         3.5.  Interest on International Facility Loans............................................33
         3.6.  Requests for DM Eurocurrency Loans..................................................34
         3.7.  Requests for Sterling Eurocurrency Loans............................................34
         3.8.  Evidence of DM Facility Loans.......................................................35
         3.9.  Evidence of Sterling Facility Loans.................................................35
         3.10. Maturity of DM Facility Loans.......................................................35
         3.11. Maturity of Sterling Facility Loans.................................................35
         3.12. Optional Repayment of International Facility Loans..................................36
         3.13. DM Facility Commitment Fee..........................................................36
         3.14. Sterling Facility Commitment Fee....................................................37

4.  THE TERM LOAN..................................................................................37

         4.1.  Commitment to Lend..................................................................37
         4.2.  The Term Notes......................................................................37
         4.3.  Schedule of Installment Payments of Principal of Term Loan..........................38
         4.4.  Optional Prepayment of Term Loan....................................................38
         4.5.  Interest on Term Loan...............................................................38
                  4.5.1  Interest Rates............................................................38
                  4.5.2  Notification by TransTechnology...........................................39
                  4.5.3. Amounts, etc..............................................................39
         4.6.  Mandatory Prepayments from Asset Sales or New Debt..................................39
         4.7.  Mandatory Prepayments from New Equity...............................................40
         4.8.  Mandatory Prepayments from Excess Cash Flow.........................................40


         4.9.  Application of Mandatory Prepayments................................................40

5.  LETTERS OF CREDIT..............................................................................40

         5.1.  Letter of Credit Commitments........................................................40
                  5.1.1.  Commitment to Issue Letters of Credit....................................40
                  5.1.2.  Letter of Credit Applications............................................41
                  5.1.3.  Terms of Letters of Credit...............................................41
                  5.1.4.  Reimbursement Obligations of Lenders.....................................41
                  5.1.5.  Participations of Lenders................................................42
         5.2.  Reimbursement Obligation of TransTechnology.........................................42
         5.3.  Letter of Credit Payments...........................................................43
         5.4.  Obligations Absolute................................................................43
         5.5.  Reliance by Issuing Bank............................................................44
         5.6.  Letter of Credit Fee................................................................44
         5.7.  Resignation of Issuing Bank.........................................................45

6.  CERTAIN GENERAL PROVISIONS.....................................................................45

         6.1.  Closing Fee.........................................................................45
         6.2.  Administrative Agent's Fee..........................................................45
         6.3.  Payment Provisions..................................................................46
                  6.3.1.  Currency of Account......................................................46
                  6.3.2.  Application of Interest Payments.........................................46
                  6.3.3.  Judgment Currency........................................................46
                  6.3.4.  Time of Payment..........................................................47
                  6.3.5.  Payments by Administrative Agent.........................................47
                  6.3.6.  No Offset, etc...........................................................47
         6.4.  Computations........................................................................48
         6.5.  Inability to Determine Eurocurrency Rate............................................48
         6.6.  Illegality..........................................................................49
         6.7.  Additional Costs, etc...............................................................49
         6.8.  Capital Adequacy....................................................................51
         6.9.  Certificate.........................................................................52
         6.10. Indemnity...........................................................................52
         6.11. Interest After Default..............................................................52
                  6.11.1.  Overdue Amounts.........................................................52
                  6.11.2.  Amounts Not Overdue.....................................................52
         6.12. Fronting Bank Provisions............................................................53
                  6.12.1.  Fronting Fee............................................................53
                  6.12.2.  Indemnities.............................................................53
                  6.12.3.  Resignation of Fronting Bank............................................54
                  6.12.4.  Notice to Lenders.......................................................55
         6.13. Limits on Number of Separate Eurocurrency Rate Loans................................55

7.  COLLATERAL SECURITY AND GUARANTIES.............................................................55

         7.1.  Security of Borrowers...............................................................55
         7.2.  Guaranties and Security of Subsidiaries.............................................56
         7.3.  Pledges of Stock....................................................................56
         7.4.  Guarantees and Pledges of Assets of Foreign Subsidiaries............................56

8.  REPRESENTATIONS AND WARRANTIES.................................................................57

         8.1.  Corporate Authority.................................................................57



                  8.1.1.  Incorporation; Good Standing.............................................57
                  8.1.2.  Authorization............................................................57
                  8.1.3.  Enforceability...........................................................57
         8.2.  Governmental Approvals..............................................................58
         8.3.  Title to Properties; Leases.........................................................58
         8.4.  Financial Statements and Projections................................................58
                  8.4.1.  Financial Statements.....................................................58
                  8.4.2.  Projections..............................................................58
         8.5.  No Material Changes, etc............................................................59
         8.6.  Franchises, Patents, Copyrights, etc................................................59
         8.7.  Litigation..........................................................................59
         8.8.  No Materially Adverse Contracts, etc................................................60
         8.9.  Compliance with Other Instruments, Laws, etc........................................60
         8.10. Tax Status..........................................................................60
         8.11. No Event of Default.................................................................60
         8.12. Holding Company and Investment Company Acts.........................................60
         8.13. Absence of Financing Statements, etc................................................61
         8.14. Perfection of Security Interest.....................................................61
         8.15. Certain Transactions................................................................61
         8.16. Employee Benefit Plans..............................................................61
                  8.16.1.  In General..............................................................61
                  8.16.2.  Terminability of Welfare Plans..........................................62
                  8.16.3.  Guaranteed Pension Plans................................................62
                  8.16.4.  Multiemployer Plans.....................................................62
                  8.16.5.  Compliance with Employment Benefit Laws.................................63
         8.17. Use of Proceeds.....................................................................63
         8.18. Environmental Compliance............................................................63
         8.19. Subsidiaries, etc...................................................................64
         8.20. Bank Accounts.......................................................................64
         8.21. Year 2000 Compliance................................................................65

9.  AFFIRMATIVE COVENANTS OF THE BORROWERS.........................................................65

         9.1.  Punctual Payment....................................................................65
         9.2.  Maintenance of Offices..............................................................65
         9.3.  Records and Accounts................................................................66
         9.4.  Financial Statements, Certificates and Information..................................66
         9.5.  Notices.............................................................................67
                  9.5.1.  Defaults.................................................................67
                  9.5.2.  Environmental Events.....................................................68
                  9.5.3.  Notification of Claims against Collateral................................68
                  9.5.4.  Notice of Litigation and Judgments.......................................68
         9.6.  Corporate Existence; Maintenance of Properties......................................69
         9.7.  Insurance...........................................................................69
         9.8.  Taxes...............................................................................69
         9.9.  Inspection of Properties and Books, etc.............................................70
                  9.9.1.  General..................................................................70
                  9.9.2.  Environmental Assessments................................................70
                  9.9.3.  Communications with Accountants..........................................71
         9.10. Compliance with Laws, Contracts, Licenses, and Permits..............................71
         9.11. Employee Benefit Plans..............................................................71


                                       v

         9.12. Use of Proceeds.....................................................................72
         9.13. Additional Mortgaged Property.......................................................72
         9.14. Bank Accounts.......................................................................72
         9.15. Interest Rate Protection............................................................72
         9.16. Further Assurances..................................................................73

10.  CERTAIN NEGATIVE COVENANTS OF THE BORROWERS...................................................73

         10.1. Restrictions on Indebtedness........................................................73
         10.2. Restrictions on Liens...............................................................74
         10.3. Restrictions on Investments.........................................................76

         10.4. Distributions.......................................................................77
         10.5. Merger, Consolidation and Disposition of Assets.....................................77
                  10.5.1.  Mergers and Acquisitions................................................77
                  10.5.2.  Disposition of Assets...................................................78
         10.6. Sale and Leaseback..................................................................78
         10.7. Compliance with Environmental Laws..................................................78
         10.8. Subordinated Debt...................................................................79
         10.10. Bank Accounts......................................................................80
         10.11. Operating Leases...................................................................80
         10.12. SO OHG Partnership Agreement.......................................................80
         10.13. Maintenance of Business............................................................80

11.  FINANCIAL COVENANTS OF THE BORROWERS..........................................................80

         11.1. Consolidated EBITDA to Consolidated Total Interest Expense..........................80
         11.2. Fixed Charge Coverage Ratio.........................................................81
         11.3. Leverage Ratio......................................................................81
         11.4. Senior Leverage Ratio...............................................................82
         11.5. Minimum Net Worth...................................................................82
         11.6. Capital Expenditures................................................................83

12.  CLOSING CONDITIONS............................................................................83

         12.1. Loan Documents......................................................................83
         12.2. Certified Copies of Charter Documents...............................................84
         12.3. Corporate Action....................................................................84
         12.4. Incumbency Certificate..............................................................84
         12.5. Validity of Liens...................................................................84
         12.6. Perfection Certificates and UCC Search Results......................................84
         12.7. Surveys.............................................................................85
         12.8. Title Insurance, etc................................................................85
         12.9. Certificates of Insurance...........................................................85
         12.10. Bank Agency Agreements.............................................................85
         12.11. Hazardous Waste Assessments........................................................85
         12.12. Solvency Certificate...............................................................86
         12.13. Opinions of Counsel................................................................86
         12.14. Payment of Fees....................................................................86
         12.15. Senior Subordinated Loans..........................................................86
         12.16. Tinnerman Acquisition..............................................................86
         12.17. Disbursement Instructions..........................................................86
         12.18. Minimum EBITDA.....................................................................87


         12.19. Maximum Leverage Ratio.............................................................87
         12.20. Compliance Certificate.............................................................87

13.  CONDITIONS TO ALL BORROWINGS..................................................................87

         13.1. Representations True; No Event of Default...........................................87
         13.2. No Legal Impediment.................................................................88
         13.4. Proceedings and Documents...........................................................88

14.  EVENTS OF DEFAULT; ACCELERATION; ETC..........................................................88

         14.1. Events of Default and Acceleration..................................................88
         14.2. Termination of Commitment...........................................................92
         14.3. Remedies............................................................................92
         14.4. Distribution of Collateral Proceeds.................................................92

15.  SETOFF........................................................................................93


16.  THE AGENTS....................................................................................94

         16.1. Authorization.......................................................................94
         16.2. Employees and Agents................................................................95
         16.3. No Liability........................................................................95
         16.4. No Representations..................................................................95
         16.5. Payments............................................................................96
                  16.5.1.  Payments to Administrative Agent........................................96
                  16.5.2.  Distribution by Administrative Agent....................................96
                  16.5.3.  Delinquent Lenders......................................................96
         16.6. Holders of Notes....................................................................97
         16.7. Indemnity...........................................................................97
         16.8. Agents as Lenders...................................................................98
         16.9. Resignation of Administrative Agent.................................................98
         16.10. Duties of Certain Agents...........................................................98

17.  EXPENSES......................................................................................98

18.  INDEMNIFICATION...............................................................................99

19.  SURVIVAL OF COVENANTS, ETC....................................................................100

20.  ASSIGNMENT AND PARTICIPATION..................................................................100

         20.1. Conditions to Assignment............................................................100
         20.2. Certain Representations and Warranties; Limitations;
         Covenants.................................................................................101
         20.3. Register............................................................................102
         20.4. New Notes...........................................................................103
         20.5. Participations......................................................................103
         20.6. Disclosure..........................................................................104
         20.7. Assignee or Participant Affiliated with TransTechnology.............................104
         20.8. Miscellaneous Assignment Provisions.................................................104
         20.9. Assignment by the Borrowers.........................................................105
         20.10. Syndication........................................................................105


                                      vii

21.  NOTICES, ETC..................................................................................105

22.  GOVERNING LAW.................................................................................106

23.  HEADINGS......................................................................................107

24.  COUNTERPARTS..................................................................................107

25.  ENTIRE AGREEMENT, ETC.........................................................................107

26.  WAIVER OF JURY TRIAL..........................................................................107

27.  CONSENTS, AMENDMENTS, WAIVERS, ETC............................................................107

         27.1. Voting Procedures...................................................................107
         27.2. Borrowers' Consent Not Required for Certain Amendments..............................109
         27.3. Course of Dealing...................................................................109

28.  SEVERABILITY..................................................................................109

         29.1. Sharing of Information with Section 20 Subsidiary...................................110
         29.2. Confidentiality.....................................................................110
         29.3. Prior Notification..................................................................110
         29.4. Other...............................................................................111

30.  TRANSITIONAL ARRANGEMENTS.....................................................................111

         30.1. Prior Credit Agreement Superseded...................................................111
         30.2. Interest and Fees Under Prior Credit Agreement......................................111


                         List of Schedules and Exhibits
                         ------------------------------

Exhibits
--------

Exhibit A  -  Form of Revolving Credit Note
Exhibit B  -  Form of Loan Request
Exhibit C  -  Form of Term Note
Exhibit D  -  Compliance Certificate
Exhibit E  -  Form of Assignment and Acceptance

Schedules
---------

Schedule 1            The Lenders; Revolving Credit Commitments
Schedule 4.3          Term Loan Amortization
Schedule 8.3          Title to Properties
Schedule 8.7          Litigation
Schedule 8.10         Tax Compliance
Schedule 8.16.5       Compliance with Employee Benefit Laws
Schedule 8.18         Environmental Compliance
Schedule 8.19         Subsidiaries
Schedule 8.20         Bank Accounts
Schedule 10.1         Existing Indebtedness
Schedule 10.2         Existing Liens
Schedule 10.3         Existing Investments
Schedule 10.5.2       Disposable Assets

                                     SECOND
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

         This SECOND AMENDED AND RESTATED CREDIT AGREEMENT is made as of June 30, 1995, amended and restated as of July 24, 1998, and further amended and restated as of August 31, 1999, by and among TRANSTECHNOLOGY CORPORATION, a Delaware corporation having its principal place of business at 150 Allen Road, Liberty Corner, New Jersey 07938, USA ("TRANSTECHNOLOGY"), TRANSTECHNOLOGY SEEGER-ORBIS GMBH, a German limited liability company having its principal place of business at Konigstein, Germany ("GMBH"), TRANSTECHNOLOGY (GB) LIMITED, an English limited liability company (registered no. 3062174) having its registered office at P.O. Box 6, Ferncliffe Road, Bingley, West Yorkshire BD16 2PL, England, formerly known as Anderton International Limited ("LIMITED"), BANKBOSTON, N.A. ("BANKBOSTON") and the other lending institutions listed on
SCHEDULE 1 (BankBoston and such other institutions, collectively, the "LENDERS"), BANKBOSTON, N.A., acting through its London Branch, as Sterling Fronting Bank (the "STERLING FRONTING BANK"), BHF-BANK AKTIENGESELLSCHAFT, as DM Fronting Bank (the "DM FRONTING BANK"), BANKBOSTON, N.A., as issuing bank (in such capacity, the "ISSUING BANK"), ABN AMRO BANK N.V., as Syndication Agent (the "SYNDICATION AGENT"), THE FIRST NATIONAL BANK OF CHICAGO, as Documentation Agent (the "DOCUMENTATION AGENT"), and BANKBOSTON, N.A., as Administrative Agent for the Lenders, the Sterling Fronting Bank, the DM Fronting Bank and the Issuing Bank (in such capacity, the "ADMINISTRATIVE AGENT").

         WHEREAS, pursuant to the Amended and Restated Credit Agreement dated as of June 30, 1995, as amended and restated as of July 24, 1998 (as further amended, the "PRIOR CREDIT AGREEMENT"), by and among the Borrowers, the Lenders (as defined therein) and BankBoston, as Administrative Agent, the Lenders party thereto made loans to the Borrowers to make certain acquisitions and for general corporate purposes; and

         WHEREAS, the Borrowers have requested, among other things, to amend and restate the Prior Credit Agreement, and the Lenders and the Administrative Agent are willing to amend the Prior Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrowers, the Lenders and the Administrative Agent agree that on the Closing Date the Prior Credit Agreement and all Schedules and Exhibits thereto are hereby amended and restated in their entirety as set forth herein and in the Schedules and Exhibits hereto and shall remain in full force and effect only as set forth herein.

                   1. DEFINITIONS AND RULES OF INTERPRETATION.
                      ----------------------------------------

         1.1. DEFINITIONS. The following terms shall have the meanings set forth in this ss.1 or elsewhere in the provisions of this Credit Agreement referred to below:

         ACQUISITION CLOSING DATE. The date of completion of any Approved Acquisition.

         ACQUISITION DOCUMENTS. As to any Approved Acquisition, the purchase and sale agreement with respect to such acquisition, and any other related documents to be executed and/or delivered in connection therewith.

         ADMINISTRATIVE AGENT'S HEAD OFFICE. The Administrative Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Administrative Agent may designate from time to time.

         ADMINISTRATIVE AGENT'S SPECIAL COUNSEL. Bingham Dana LLP, or such other counsel as may be approved by the Administrative Agent.

         AFFILIATE. With respect to any Person, any other Person that would be considered to be an affiliate of such Person under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if such Person were issuing securities.

         AGENTS. Collectively, the Documentation Agent, the Syndication Agent and the Administrative Agent.

         APPLICABLE MARGIN.

         (a) From the Closing Date until the date immediately preceding the first Reset Date after the Closing Date, the Applicable Margin with respect to Base Rate Loans shall be 1.50%, the Applicable Margin with respect to Eurocurrency Rate Loans shall be 3.00%, and the Commitment Fee Rate shall be 0.50%. Subject to paragraphs (b) and (c) below, for each period commencing on a Reset Date (beginning with the first Reset Date following the Closing Date) through the date immediately preceding the next Reset Date (each such period, a "RATE SETTING PERIOD"), the Applicable Margin shall be the applicable percentage set forth in the chart below (the "INITIAL PRICING GRID"), based upon the Leverage Ratio as determined for the Reference Period ended on the last day of the fiscal quarter ended immediately preceding the commencement of the applicable Rate Setting Period:

                                                             @@
-------------------------------------------------------------------------------------------
                                                      Applicable Margin
                                                      -----------------
               Leverage Ratio                Base Rate        Eurocurrency       Commitment
               --------------                ---------        ------------       ----------
                                               Loans           Rate Loans         Fee Rate
                                               -----           ----------         --------

-------------------------------------------------------------------------------------------
      2.50:1 or lower                          0.25%             1.75%             0.375%
-------------------------------------------------------------------------------------------
      3.00:1 or lower, but higher              0.50%             2.00%             0.375%
      than 2.50:1
-------------------------------------------------------------------------------------------
      3.50:1 or lower, but higher              0.75%             2.25%             0.375%
      than 3.00:1
-------------------------------------------------------------------------------------------
      4.00:1 or lower, but higher              1.00%             2.50%             0.500%
      than 3.50:1
-------------------------------------------------------------------------------------------
      4.50:1 or lower, but higher              1.25%             2.75%             0.500%
      than 4.00:1
-------------------------------------------------------------------------------------------
      Higher than 4.50:1                       1.50%             3.00%             0.500%
-------------------------------------------------------------------------------------------
                                                             @@



         (b) Notwithstanding the foregoing but subject to paragraph (c) below, in the event that the Placing Date occurs on or before the ninetieth (90th) day following the Closing Date, then and for each Rate Setting Period commencing thereafter the Applicable Margin shall be the applicable percentage set forth in the chart below, based upon the Leverage Ratio as determined for the Reference Period ended on the last day of the fiscal quarter ended immediately preceding the commencement of the applicable Rate Selling Period:

            @@
               ----------------------------------------------------------------------
                                                             Applicable Margin
                                                             -----------------

                  Leverage Ratio                        Base Rate        Eurocurrency
                  --------------                        ---------        ------------
                                                          Loans           Rate Loans
                                                          -----           ----------
               ----------------------------------------------------------------------
                 2.50:1 or lower                          0.00%             1.50%
               ----------------------------------------------------------------------
                 3.00:1 or lower, but higher              0.25%             1.75%
                 than 2.50:1
               ----------------------------------------------------------------------
                 3.50:1 or lower, but higher              0.50%             2.00%
                 than 3.00:1
               ----------------------------------------------------------------------
                 4.00:1 or lower, but higher              0.75%             2.25%
                 than 3.50:1
               ----------------------------------------------------------------------
                 4.50:1 or lower, but higher              1.00%             2.50%
                 than 4.00:1
               ----------------------------------------------------------------------
                 Higher than 4.50:1                       1.25%             2.75%
               ----------------------------------------------------------------------
            @@

         (c) If no Compliance Certificate is delivered when required by ss.9.4(c), then, for the period commencing on the next Reset Date following the date on which such delivery was required through the date immediately following the date of actual delivery to the Administrative Agent of such Compliance Certificate, the Commitment Fee Rate shall be set at the highest applicable rate set forth in the Initial Pricing Grid above, and the Applicable Margin shall be set at the highest applicable margin set forth in the applicable chart above.

         APPROVED ACQUISITION. The Tinnerman Acquisition and any other acquisition by any member of the TransTechnology Group of the shares or of substantially all of the assets of a corporation or business, as the case may be, whose operations are substantially concentrated in the Business (such corporation or business, the "TARGET"), PROVIDED THAT either (i) audited financial statements for the Target are available for its most recently ended fiscal year and have been delivered to the Administrative Agent and each of the Lenders, and the aggregate consideration payable by the applicable member of the TransTechnology Group either (A) does not, when aggregated with the amount of Indebtedness being assumed by any members of the TransTechnology Group or remaining outstanding after the Acquisition Closing Date with respect thereto, exceed $30,000,000 on such Acquisition Closing Date, or (B) is payable in shares of capital stock of TransTechnology, or (ii) such acquisition is approved in writing prior to the closing date thereof by the Majority Lenders, and PROVIDED FURTHER that in each case, each of the following conditions, if applicable, are either fulfilled or are waived in writing by the Majority Lenders:

         (a) the acquisition of the Target is to be concluded pursuant to negotiated agreements with the Target or its owners or other controlling interests and approved by the Target's board of directors or other governing body, and not as a result of a hostile tender or otherwise without the Target's acquiescence;

         (b) upon completion of the proposed acquisition, the assets of the Target shall be subject to no lien, encumbrance, mortgage, pledge, charge, restriction or other security other than liens which would be Permitted Liens hereunder and lessor's interests under the Capitalized Leases of the Target being assumed by the purchaser;

         (c) no Default or Event of Default shall have occurred and be continuing at the time of completion of the proposed acquisition, and no Default or Event of Default would result therefrom;

         (d) without limiting the requirement in clause (c) above, (i) upon completion of the proposed acquisition TransTechnology and its Subsidiaries (including the Target from and after the proposed date of completion of such acquisition) shall be in compliance with the financial covenants set forth in section 11 following acquisition of the Target assuming total outstanding amounts of and interest rates on the Loans, to be the same as those in effect on the applicable Acquisition Closing Date after completion of such acquisition, and (ii) in the event that the total consideration payable in connection with such acquisition exceeds $15,000,000, TransTechnology shall have delivered to the Administrative Agent prior to the applicable Acquisition Closing Date PRO FORMA financial statements in form and substance satisfactory to the Administrative Agent evidencing such compliance, certified by the principal financial or accounting officer of TransTechnology;

         (e) the Administrative Agent shall have received documentation (including, without limitation, legal opinions and other documentation similar to that required to be delivered in connection with the completion of this Credit Agreement) satisfactory to it in its sole discretion granting first priority liens in its favor, on behalf of the Lenders, on the assets and, if applicable, the shares of the Target and on the assets and, if applicable, the shares of any member of the TransTechnology Group acquiring the Target's assets or shares, as the case may be;

         (f) if the Target's assets include any freehold interests in real property, the Administrative Agent shall have received Phase One environmental site assessments and appraisals of such real property in form and substance reasonably satisfactory to the Administrative Agent;

         (g) upon completion of any proposed acquisition by purchase of the shares or other equity interests of the Target, the Target shall either be merged with and into TransTechnology or one of its Subsidiaries, with TransTechnology or such Subsidiary as the surviving entity, or, if the Target continues in existence as a Subsidiary of TransTechnology or one of its Subsidiaries, it shall do so in compliance with and subject to the conditions set forth herein;

         (h) the Target's operating income, determined in accordance with generally accepted accounting principles, for the twelve (12) months immediately preceding the proposed Acquisition Closing Date shall be greater than zero; and

         (i) the Administrative Agent and the Lenders shall have received reasonably detailed written notice of the proposed acquisition at least fifteen (15) Business Days' prior to the proposed Acquisition Closing Date.

         ARRANGER.  BancBoston Robertson Stephens Inc.

         ASSIGNMENT AND ACCEPTANCE.  See ss.ss.20.1.1 and 20.1.2.

         BALANCE SHEET DATE.  March 31, 1999.

         BANKBOSTON.  See the preamble to this Credit Agreement.

         BASE RATE. With respect to amounts denominated in Dollars, the Dollar Base Rate; with respect to amounts denominated in Deutschmarks, the DM Base Rate; and with respect to amounts denominated in Sterling, the Sterling Base Rate, with each of the Dollar Base Rate, DM Base Rate and Sterling Base Rate being referred to herein as a "Base Rate".

         BASE RATE LOANS. Any Revolving Credit Loans, any International Facility Loans and any portion of the Term Loan bearing interest calculated by reference to a Base Rate.

         BORROWERS. TransTechnology, GmbH and Limited, collectively, and each individually being referred to as a "Borrower".

         BRAZILIAN PLEDGE AGREEMENT. The Pledge of Quotas dated as of December 31, 1995, made by GmbH (as managing general partner of SO OHG) and Joao Scivoletto in favor of the Administrative Agent with respect to the share capital of the Brazilian Subsidiary, as amended and in effect from time to time.

         BRAZILIAN SUBSIDIARY. Seeger-Reno Industria e Commercio Ltda., a Brazilian corporation.

         BUSINESS. The businesses engaged in by TransTechnology and its Subsidiaries at the Closing Date, and businesses reasonably related or incidental thereto.

         BUSINESS DAY. Any day (other than a Saturday or Sunday) on which banking institutions in Boston, Massachusetts, are open for the transaction of banking business and, in the case of Eurocurrency Rate Loans, DM Loans and Sterling Loans, also a day which is a Eurocurrency Business Day.

         CANADIAN SECURITY DOCUMENTS. The General Security Agreement, the Confirmation Security Agreement with respect to certain intellectual property rights, and the Mortgage over all of the Real Estate of TransTechnology Canada, each dated of even date herewith and made by TransTechnology Canada in favor of the Administrative Agent, and each as amended and in effect from time to time.

         CAPITAL ASSETS. Fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); PROVIDED that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

         CAPITAL EXPENDITURES. As to any Person, amounts paid or indebtedness incurred by such Person in connection with the purchase or lease by such Person of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles.

         CAPITALIZED LEASES. Leases (unless otherwise stated, under which TransTechnology or any of its Subsidiaries is the lessee or obligor), the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

         CERCLA.  See Section 8.18.

         CHARGES OVER SHARES. The Charge over Shares, dated June 30, 1995, from TTSO Inc. in favor of the Administrative Agent with respect to 65% of the share capital of Limited, the Charge over Shares, dated June 30, 1995, from Limited in favor of the Administrative Agent with respect to the entire share capital of Anderton (Predecessors) Limited, and the Charge Over Shares, dated July 19, 1999, from Limited in favor of the Administrative Agent with respect to the entire share capital of Ellison Holdings plc, each as amended and in effect from time to time.

         CLOSING DATE. The first date on which the conditions set forth in ss.12 have been satisfied and the Term Loan or any Revolving Credit Loan or International Facility Loan is to be made or any Letter of Credit is to be issued hereunder.

         CODE. The Internal Revenue Code of 1986.

         COLLATERAL. All of the property, rights and interests of TransTechnology and its Subsidiaries that are or are intended to be subject to the security interests and mortgages created by the Security Documents.

         COLLATERAL ASSIGNMENT OF ACQUISITION AGREEMENT. Any assignment of rights under any acquisition agreement by TransTechnology or any of its Subsidiaries in favor of the Administrative Agent, for the benefit of the Lenders, in each case in form and substance satisfactory to the Lenders and the Administrative Agent.

         COLLATERAL INSTRUMENT. Letters of credit, guarantees, indemnities and performance bonds in form and substance satisfactory to a Fronting Bank issued or to be issued by such Fronting Bank to or for the account of either GmbH or Limited, as the case may be, pursuant to section 3.1 and section 3.3, respectively.

         COMMITMENT. As to any Lender, such Lender's Revolving Credit Commitment, Term Commitment or commitment to participate in the International Facility Loans, as the case may be.

         COMMITMENT FEE RATE. For each Rate Setting Period, the rate per annum set forth in the Initial Pricing Grid under the column headed "Commitment Fee Rate" with respect to the Leverage Ratio applicable to such Rate Setting Period.

         COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of (a) the aggregate Revolving Credit Commitments of all of the Lenders, and (b) the Term Loan.

         COMPLIANCE CERTIFICATE. The certificate delivered pursuant to section 9.4(c).

         CONSOLIDATED OR Consolidated. With reference to any term defined herein, shall mean that term as applied to the accounts of TransTechnology and its Subsidiaries, consolidated in accordance with generally accepted accounting principles.

         CONSOLIDATED ADJUSTED EBITDA. With respect to any Reference Period, Earnings Before Interest and Taxes for such Reference Period, before provision for any depreciation and amortization PLUS, to the extent that during such Reference Period any Approved Acquisition shall have been completed, the Earnings Before Interests and Taxes, before provision for any depreciation or amortization, attributable to the operations of the applicable Target during the period prior to the applicable Acquisition Closing Date included in such Reference Period, but only to the extent evidenced by audited financial statements of the Target or as otherwise approved in writing by the Administrative Agent and the Majority Lenders prior to such Acquisition Closing Date, PROVIDED that such Earnings before Interest and Taxes may include the amount of any cost savings directly attributable to such Approved Acquisition, to the extent that such savings are either (i) recognized by Regulation S-X under the Securities Exchange Act of 1934, or (ii) approved in writing by the Administrative Agent and the Majority Lenders prior to such Acquisition Closing Date, all as determined in accordance with generally accepted accounting principles.

         CONSOLIDATED EBITDA. With respect to any Reference Period, Earnings Before Interest and Taxes for such Reference Period, before provision for any depreciation and amortization, as determined in accordance with generally accepted accounting principles.

         CONSOLIDATED EXCESS CASH FLOW. With respect to TransTechnology and its Subsidiaries and any particular fiscal period, an amount equal to (a) Consolidated Operating Cash Flow for such period LESS (b) the sum of (i) Consolidated Total Interest Expense for such period, PLUS (ii) any mandatory repayments or prepayments (whether scheduled or otherwise) of principal on any Indebtedness of TransTechnology or any of its Subsidiaries paid or due and payable during such period PLUS (iii) any voluntary repayments or prepayments of principal on any Indebtedness of TransTechnology or any of its Subsidiaries made during such period, except for repayments of Revolving Credit Loans made other than in connection with a permanent reduction or termination of the Total Revolving Credit Commitment pursuant to section 2.3, PLUS (iv) an amount equal to the amount of repayments of Revolving Credit Loans and Unpaid Reimbursement Obligations as may be necessary to ensure that, as of the last day of such fiscal period, the aggregate amount of Revolving Credit Availability PLUS the total amount of cash and cash equivalents held by TransTechnology and its Subsidiaries exceeds $15,000,000, PLUS (v) to the extent not otherwise deducted from Consolidated EBITDA in the calculation of Consolidated Operating Cash Flow for such period, an amount equal to the costs (including amounts payable as purchase price and fees and expenses of professional advisers) actually incurred by TransTechnology and its Subsidiaries during such fiscal period with respect to any Approved Acquisition.

         CONSOLIDATED NET INCOME (OR DEFICIT). The consolidated net income (or deficit) of TransTechnology and its Subsidiaries, after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles.

         CONSOLIDATED NET WORTH. The excess of Consolidated Total Assets over Consolidated Total Liabilities, LESS, to the extent otherwise includable in the computation of Consolidated Net Worth, any subscriptions receivable.

         CONSOLIDATED OPERATING CASH FLOW. For any period, an amount equal to
(a) Consolidated EBITDA for such period, LESS (b) the sum of (i) cash payments for all income taxes paid during such period, PLUS (ii) Capital Expenditures made during such period to the extent permitted by section 11.6, PLUS (iii) amounts included in Consolidated EBITDA for such period and attributable to gains on asset sales during such period, to the extent such asset sales are permitted by section 10.5, PLUS (iv) Distributions made during such period, to the extent permitted by section 10.4.

         CONSOLIDATED TOTAL ASSETS. All assets of TransTechnology and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

         CONSOLIDATED TOTAL INTEREST EXPENSE. For any period, the aggregate amount of interest required to be paid or accrued by TransTechnology and its Subsidiaries during such period on all Indebtedness of TransTechnology and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of Subordinated Debt or Capitalized Leases and including commitment fees, agency fees, facility fees and similar fees or expenses in connection with the borrowing of money, but EXCLUDING the non-cash amortization of fees paid with respect to the Prior Credit Agreement, or pursuant to sections 6.1 and 6.2 under the Credit Agreement on the Closing Date.

         CONSOLIDATED TOTAL LIABILITIES. All liabilities of TransTechnology and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles and all Indebtedness of TransTechnology and its Subsidiaries, whether or not so classified.

         CONVERSION REQUEST. A notice given by a Borrower to the Administrative Agent or a Fronting Bank, as the case may be, of such Borrower's election to convert or continue a Loan in accordance with section 2.7.

         COPYRIGHT MORTGAGES. Any Copyright Mortgage and Security Agreements made by TransTechnology or any of its Subsidiaries in favor of the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent.

         COUNTER INDEMNITY. Any indemnity or counter indemnity from GmbH or Limited, as the case may be, in favor of the DM Fronting Bank or the Sterling Fronting Bank, as applicable, with respect to any Collateral Instrument issued to or for the account of either GmbH or Limited, in the standard form of indemnity or counter indemnity used by such Fronting Bank or in such other form and substance as may be satisfactory to such Fronting Bank and including (without limitation) any letter of credit application incorporating indemnification language satisfactory to such Fronting Bank.

         CREDIT AGREEMENT. This Second Amended and Restated Credit Agreement, including the Schedules and Exhibits hereto.

         DEBENTURES. The Debenture dated January 3, 1996 made by Limited in favor of the Administrative Agent, the Debenture dated June 30, 1995 made by Anderton (Predecessors) Limited in favor of the Administrative Agent, and any Debenture made by Ellison Holdings plc or any of its Subsidiaries in favor of the Administrative Agent after the Closing Date pursuant to and in accordance with that certain letter agreement dated July 19, 1999, in each case as amended and in effect from time to time.

         DEFAULT. See section 14.1.

         DEUTSCHMARKS or DM. Deutschmarks in lawful currency of the Federal Republic of Germany, or any unit of currency replacing the Deutschmark as the lawful currency of the Federal Republic of Germany in accordance with European laws or regulations.

         DISTRIBUTION. The declaration or payment of any dividend on or in respect of any shares of any class of capital stock of TransTechnology, other than dividends payable solely in shares of common stock of TransTechnology; the purchase, redemption, or other retirement of any shares of any class of capital stock of TransTechnology, directly or indirectly through a Subsidiary of TransTechnology or otherwise; the return of capital by TransTechnology to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of TransTechnology.

         DM BASE RATE. The annual rate of interest announced from time to time by the DM Fronting Bank as its "base rate" for loans denominated in Deutschmarks.

         DM EQUIVALENT. On any date of determination, with respect to an amount denominated in Deutschmarks, such amount of Deutschmarks, and with respect to an amount denominated in Sterling or Dollars, the amount of Deutschmarks which could be purchased with that amount of Sterling or Dollars, as the case may be, at the spot rate of exchange quoted by the DM Fronting Bank in the Frankfurt Foreign Exchange Market at or about 11:00 a.m. (Frankfurt time) on the date of determination for the purchase of Deutschmarks with Sterling or Dollars, as the case may be.

         DM EUROCURRENCY LOAN. See section 3.1

         DM EUROCURRENCY RATE. For any Interest Period with respect to a DM Loan, the rate of interest equal to the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the DM Fronting Bank is offered deposits in Deutschmarks two (2) Eurocurrency Business Days prior to the beginning of such Interest Period in the Frankfurt interbank market for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the DM Loan to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         DM FACILITY LOANS. The DM Eurocurrency Loans and the DM Overdraft Advances, collectively.

         DM FRONTING BANK. Initially, the head office in Frankfurt, Germany, of BHF-BANK Aktiengesellschaft, in its capacity as DM Fronting Bank, and thereafter such office as may be appointed as successor DM Fronting Bank in accordance with section 6.12.3.

         DM LOAN. Any International Facility Loan which is denominated in Deutschmarks.

         DM OVERDRAFT ADVANCE. See section 3.1.

         DOCUMENTATION AGENT. See the preamble of this Credit Agreement.

         DOLLAR BASE RATE. The higher of (i) the annual rate of interest announced from time to time by the Administrative Agent at its Head Office in Boston, Massachusetts, as its "base rate" for loans denominated in Dollars, and
(ii) one-half of one percent (1/2%) above the Federal Funds Effective Rate. For the purposes of this definition, "FEDERAL FUNDS EFFECTIVE RATE" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent.

         DOLLAR EQUIVALENT. On any date of determination, with respect to an amount denominated in Dollars, such amount of Dollars, and with respect to an amount denominated in Sterling or Deutschmarks, the amount of Dollars which could be purchased with that amount of Sterling or Deutschmarks, as the case may be, at the spot rate of exchange quoted by the Fronting Bank in the London Foreign Exchange Market at or about 11:00 a.m. (London time) on the date of determination for the purchase of Dollars with Sterling or Deutschmarks, as the case may be.

         DOLLARS or $. Dollars in lawful currency of the United States of America.

         DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto and thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

         DOMESTIC SUBSIDIARIES. Those Subsidiaries of TransTechnology which are incorporated in or organized under the laws of any state, district or territory of the United States, Canada or the Commonwealth of Puerto Rico.

         DRAWDOWN DATE. The date on which any Revolving Credit Loan or any International Facility Loan or the Term Loan is made or is to be made, and the date on which any Loan or is converted or continued in accordance with section 2.7, as the case may be.

         EARLY PLACING DATE. The date no later than the ninetieth (90th) day following the Closing Date upon which TransTechnology shall have completed the placing of at least $125,000,000 in aggregate principal amount of Subordinated Debt.

         EARNINGS BEFORE INTEREST AND TAXES. The consolidated earnings (or loss) from the operations of TransTechnology and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes or interest expense for such period, determined in accordance with generally accepted accounting principles, after eliminating therefrom all non-recurring items of income (or loss) resulting from the discontinuation of operations to the extent that all assets characterized as belonging to or being employed in such operations are also excluded from Consolidated Total Assets pursuant to the definition thereof.

         ELIGIBLE ASSIGNEE. Any of (i) a commercial bank or finance company organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $5,000,000,000; (ii) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $500,000,000, calculated in accordance with generally accepted accounting principles; (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $5,000,000,000, PROVIDED that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (iv) the central bank of any country which is a member of the OECD; (v) a Lender or an Affiliate of a Lender; and (vi) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company, investment fund or other financial institution or other Person approved by the Administrative Agent, such approval not to be unreasonably withheld.

         EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by TransTechnology or any ERISA Affiliate, other than a Multiemployer Plan.

         ENGLISH GUARANTEES. The Deed of Guarantee and Indemnity, dated June 30, 1995, made by Limited in favor of the Administrative Agent, and the Deed of Guarantee of Indemnity, June 30, 1995, made by Anderton (Predecessors) Limited in favor of the Administrative Agent, each as amended and in effect from time to time.

         ENGLISH SECURITY DOCUMENTS. The Debentures and the Charges over Shares, as in effect from time to time.

         ENVIRONMENTAL LAWS. See section 8.18(a).

         ERISA. The Employee Retirement Income Security Act of 1974.

         ERISA AFFILIATE. Any Person which is treated as a single employer with TransTechnology under section 414 of the Code.

         ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

         EUROCURRENCY BUSINESS DAY. Any day (other than a Saturday or Sunday) on which commercial banks are open for international business (including dealings in Dollar, Deutschmark and Sterling deposits) in London, England and Frankfurt-am-Main, Germany.

         EUROCURRENCY RATE. With respect to amounts denominated in Dollars, the Eurodollar Rate; with respect to amounts denominated in Deutschmarks, the DM Eurocurrency Rate; with respect to amounts denominated in Sterling, the Sterling Eurocurrency Rate.

         EUROCURRENCY RATE LOANS. Any Revolving Credit Loans, any International Facility Loans, and any portion of the Term Loan bearing interest calculated by reference to a Eurocurrency Rate.

         EUROCURRENCY RESERVE RATE. For any day with respect to a Eurocurrency Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

         EURODOLLAR LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto, and thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurocurrency Rate Loans denominated in Dollars.

         EURODOLLAR RATE. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Dollars, the rate of interest equal to (i) the arithmetic average of the rates per annum for the Reference Bank (rounded upwards to the nearest 1/16 of one percent) of the rate at which the Reference Bank's Eurodollar

Lending Office is offered Dollar deposits two Eurocurrency Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurocurrency Rate Loan to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         EVENT OF DEFAULT. See section 14.1.

         FEE LETTER. The letter agreement or agreements between BankBoston, the Arranger and TransTechnology dated or to be dated on or prior to the Closing Date with respect to the amount of certain fees payable or to be paid by the Borrowers jointly and severally (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany) under or in respect of this Credit Agreement.

         FOREIGN SUBSIDIARIES. Those Subsidiaries of TransTechnology other than the Domestic Subsidiaries.

         FRONTED LOANS. The International Facility Loans, with each (and any portion of each) being individually a "FRONTED LOAN".

         FRONTING BANKS. The DM Fronting Bank and the Sterling Fronting Bank, collectively, and each individually a "FRONTING BANK".

         FUNDED INDEBTEDNESS. At any time of determination, the aggregate principal amount of all funded Indebtedness for borrowed money (including, for the avoidance of doubt, all Subordinated Debt of TransTechnology and any of its Subsidiaries), PLUS all obligations, contingent and otherwise, to reimburse the issuer in respect of any letter of credit, performance bonds, bankers' acceptances, guarantees or other similar instruments, PLUS Capitalized Leases, of TransTechnology and its Subsidiaries.

         FUNDING ACCOUNT. See section 2.8.1.

         GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. (i) When used in section 11, whether directly or indirectly through reference to a capitalized term used therein, means (A) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect for the fiscal year ended on the Balance Sheet Date, and
(B) to the extent consistent with such principles, the accounting practice of TransTechnology reflected in its financial statements for the year ended on the Balance Sheet Date, and (ii) when used in general, other than as provided above, means principles that are (A) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (B) consistently applied with past financial statements of TransTechnology adopting the same principles, PROVIDED that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

         GERMAN MORTGAGE. The Real Estate Mortgages dated as of February 28, 1996 and May 30, 1996, together with the German Security Agreement, dated June 23, 1998, entered into by SO OHG in favor of the DM Fronting Bank, as agent for the Administrative Agent and for the benefit of the Lenders, with respect to the real property at:

                  (a) Wiesbadener Strasse/Fischbacher Strasse, Konigstein, Germany (Folio 19-615);

                  (b)      Wiesbadener Strasse, Konigstein, Germany
           (Folio 21-699); and

                  (c)      Frittlingen, Germany (Folio 1349);

         as amended in effect from time to time.

         GERMAN PLEDGE AGREEMENTS. The Pledge of Shares made by TTSO Inc. in favor of the Administrative Agent with respect to the share capital of GmbH, and the pledge of Partnership Interests by GmbH in favor of the Administrative Agent with respect to its interest as managing general partner of SO OHG, in each case as amended and in effect from time to time.

         GERMAN SECURITY DOCUMENTS. The Pledges as to Equipment and Inventory and the Assignment of Accounts Receivable dated December 28, 1995 and June 23, 1998, by SO OHG in favor of the DM Fronting Bank, as agent for the Administrative Agent and for the benefit of the Lenders, with respect to all of the equipment, inventory and accounts receivable of SO OHG, as amended and in effect from time to time, the German Mortgage, and the German Pledge Agreements.

         GMBH. See the preamble to this Credit Agreement.

         GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by TransTechnology or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

         GUARANTIES. The Parent Guaranty, the Subsidiary Guaranty and the English Guarantees.

         GUARANTOR. Each Subsidiary of TransTechnology which is a party to the Subsidiary Guaranty or the English Guarantees.

         HAZARDOUS SUBSTANCES. See Section 8.18(b).

         INDEBTEDNESS. All obligations, contingent and otherwise, that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (i) all debt and similar monetary obligations, whether direct or indirect; (ii) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (iii) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit, performance bonds, bankers' acceptances, guarantees or other similar instruments; but EXCLUDING all liabilities in respect of Operating Leases.

         INELIGIBLE SECURITIES. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1993 (12 U.S.C. Section 24, Seventh).

         INITIAL PRICING GRID. See the definition of APPLICABLE MARGIN.

         INTEREST PAYMENT DATE. (i) As to any Base Rate Loan, the first day after the last day of the Interest Period with respect thereto; and (ii) as to any Eurocurrency Rate Loan in respect of which the Interest Period is (A) 3 months or less, the last day of such Interest Period, and (B) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

         INTEREST PERIOD. With respect to each Loan, (i) initially, the period commencing on the Drawdown Date of such Loan and ending on the last day of one of the following periods, as selected by the relevant Borrower of such Loan in a Loan Request: (A) for any Base Rate Loan, a calendar quarter, and (B) for any Eurocurrency Rate Loan, 1, 2, 3 or 6 months; and (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the relevant Borrower of such Loan in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

                  (a) if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise end on a day that is not a Eurocurrency Business Day, that Interest Period shall be extended to the next succeeding Eurocurrency Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurocurrency Business Day;

                  (b) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

                  (c) if the relevant Borrower shall fail to give notice as provided in ss.2.7, such Borrower shall be deemed to have requested a conversion of the affected Eurocurrency Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

                  (d) any Interest Period relating to any Eurocurrency Rate Loan that begins on the last Eurocurrency Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurocurrency Business Day of a calendar month; and

                  (e) any Interest Period relating to any Eurocurrency Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

         INTEREST RATE PROTECTION DOCUMENTS. The documents evidencing the interest rate cap or swap arrangements entered into by TransTechnology pursuant to Section 9.15, as such arrangements and the related documents may be amended, modified, varied or supplemented from time to time.

         INTERNATIONAL FACILITY AMOUNT. At any time of determination, the Dollar Equivalent at such time of the sum of the Total DM Facility Usage and the Total Sterling Facility Usage.

         INTERNATIONAL FACILITY LOANS. The DM Facility Loans made or to be made by the DM Fronting Bank to GmbH and the Sterling Facility Loans made or to be made by the Sterling Fronting Bank to Limited, in each case pursuant to Section 3, and all liabilities of GmbH and Limited (whether contingent or otherwise) incurred or to be incurred in connection with the issuance of Collateral Instruments and delivery of Counter Indemnities pursuant to Section 3.

         INTERNATIONAL FACILITY LOAN REQUEST. See  Sections 3.6 and 3.7.

         INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (i) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (ii) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(iii) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (iv) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (ii) may be deducted when paid; and (v) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

         LENDERS. The Lenders referred to on SCHEDULE 1 hereto, and, unless the context otherwise requires, also the Fronting Banks and the Issuing Bank, collectively, and each individually being referred to as a "Lender".

         LETTER OF CREDIT. See Section 5.1.1.

         LETTER OF CREDIT APPLICATION. See Section 5.1.1.

         LETTER OF CREDIT FEES. See Section 5.6.

         LETTER OF CREDIT PARTICIPATION. See Section 5.1.4.

         LEVERAGE RATIO. As of any date of testing, the ratio of Funded Indebtedness outstanding at such date to Consolidated Adjusted EBITDA, calculated for a Reference Period ended on the last day of the fiscal quarter ending on such date or most recently ended prior to such date, as the case may be.

         LIMITED. See the preamble to this Credit Agreement.

         LOAN DOCUMENTS. This Credit Agreement, the Notes, the Letter of Credit Applications, the Letters of Credit, the Interest Rate Protection Documents, the Counter Indemnities and the Security Documents, together with any other documents from time to time entered into and identified therein as a "Loan Document" hereunder.

         LOAN REQUEST. A Revolving Credit Loan Request or an International Facility Loan Request.

         LOANS. The Revolving Credit Loans, the International Facility Loans and the Term Loan.

         MAJORITY LENDERS. As of any date, so long as there is only one Lender, such Lender, and so long as there are at least two Lenders, two or more Lenders holding at least fifty-one percent (51%) of the outstanding principal amount of the Revolving Credit Notes and the Term Notes (if any), taken together, and if no such amounts are outstanding, two or more Lenders whose aggregate Commitments constitute at least fifty-one percent (51%) of the aggregate of the Commitments of all of the Lenders.

         MAXIMUM DM AMOUNT. The maximum principal amount of International Facility Loans denominated in Deutschmarks available to GmbH from the DM Fronting Bank, as such amount may be reduced from time to time in accordance with the terms and provisions of this Credit Agreement. At the Closing Date, prior to the drawdown of any International Facility Loans, the Maximum DM Amount shall be the DM Equivalent of $10,000,000.

         MAXIMUM DRAWING AMOUNT. The maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

         MAXIMUM INTERNATIONAL FACILITY AMOUNT. The aggregate amount of the Maximum DM Amount PLUS the Maximum Sterling Amount.

         MAXIMUM STERLING AMOUNT. The maximum principal amount of International Facility Loans denominated in Sterling available to Limited from the Sterling Fronting Bank, as such amount may be reduced from time to time in accordance with the terms and provisions of this Credit Agreement. At the Closing Date, prior to the drawdown of any International Facility Loans, the Maximum Sterling Amount shall be the Sterling Equivalent of $20,000,000.

         MORTGAGED PROPERTY. Any Real Estate which is subject to the German Mortgage, the Debentures or any other Mortgage.

         MORTGAGES. The several mortgages and deeds of trust from TransTechnology and its Subsidiaries to the Administrative Agent with respect to the fee and certain leasehold interests of TransTechnology and its Subsidiaries in the Real Estate, in each case as amended and in effect from time to time.

         MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of
Section 3(37) of ERISA maintained or contributed to by TransTechnology or any ERISA Affiliate.

         NET CASH PROCEEDS. If from a sale of assets or of equity, the cash proceeds received from such sale, net of all costs of sale, underwriting or brokerage costs, and taxes paid or payable as a result thereof by TransTechnology and its Subsidiaries, and if from the incurring of Indebtedness, the cash proceeds received from such incurring of Indebtedness, net of all costs thereof incurred and fees and all expenses payable in connection therewith, and taxes paid or payable as a result thereof, by TransTechnology and its Subsidiaries.

         NOTES. The Revolving Credit Notes and the Term Notes.

         OBLIGATIONS. All indebtedness, obligations and liabilities of any of TransTechnology and its Subsidiaries to any of the Lenders and the Administrative Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or in respect of any of the Loans made or Reimbursement Obligations incurred or any of the Notes, Letter of Credit

Applications, Letters of Credit, the Interest Rate Protection Documents, Counter Indemnities or other instruments at any time evidencing any thereof.

         OPERATING LEASES. Leases (unless otherwise stated, under which TransTechnology or any of its Subsidiaries is the lessee or obligor) of any property, whether real, personal or mixed, which are not Capitalized Leases.

         OUTSTANDING. With respect to any Loan or the Loans, the aggregate unpaid principal thereof as of any date of determination.

         PARENT GUARANTY. The Guaranty, dated as of June 30, 1995, made by TransTechnology in favor of the Administrative Agent, pursuant to which TransTechnology guaranties to the Lenders and the Administrative Agent the payment and performance of the Obligations of GmbH and Limited, as amended and in effect from time to time.

         PARTNERSHIP AGREEMENT. The partnership agreement of SO OHG entered into between TTSOB and GmbH, as in effect on October 27, 1995.

         PATENT ASSIGNMENT. The Patent Assignment, dated as of June 30, 1995 made by TransTechnology and its Subsidiaries in favor of the Administrative Agent, as amended and in effect from time to time, and any other Patent Assignments made by TransTechnology or any of its Subsidiaries in favor of the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent.

         PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

         PERFECTION CERTIFICATES. The Perfection Certificates as defined in the Security Agreements.

         PERMITTED LIENS. Liens, security interests and other encumbrances permitted by Section 10.2.

         PERSON. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

         PLACING DATE. The date upon which TransTechnology shall have completed the placing of at least $100,000,000 in aggregate principal amount of Subordinated Debt.

         PRIOR CREDIT AGREEMENT. See the preamble to this Credit Agreement.

         PROJECTIONS. See Section 8.4.3.

         RATE SETTING PERIOD. See the definition of "APPLICABLE MARGIN".

         REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by TransTechnology or any of its Subsidiaries.

         RECORD. The grid attached to a Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Loan referred to in such Note.

         REFERENCE BANK. BankBoston.

         REFERENCE PERIOD. A period of four (4) consecutive fiscal quarters.

         REIMBURSEMENT OBLIGATION. TransTechnology's obligation to reimburse the Administrative Agent, the Issuing Bank and the Lenders on account of any drawing under any Letter of Credit as provided in Section 5.2.

         RELATED FUND. With respect to any Lender that is an investment fund that invests in commercial loans, any other such fund that is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         RENTAL OBLIGATIONS. All present or future obligations of TransTechnology or any of its Subsidiaries under any rental agreements or leases of real or personal property, other than (i) obligations that can be terminated by the giving of notice without liability to TransTechnology or such Subsidiary in excess of the liability for rent due as of the date on which such notice is given and under which no penalty or premium is paid as a result of any such termination, and (ii) obligations in respect of Capitalized Leases.

         RESET DATE. The first Business Day of the month immediately following the month in which a Compliance Certificate is required to be delivered by TransTechnology pursuant to Section 9.4(c).

         REVOLVING CREDIT AVAILABILITY. At any time of reference thereto, the amount by which the Total Revolving Credit Commitment as in effect at such time exceeds the aggregate of (a) the outstanding amount of Revolving Credit Loans at such time (after giving effect to all amounts requested) PLUS (b) the sum of the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the International Facility Amount at such time.

         REVOLVING CREDIT COMMITMENT. With respect to each Lender, (a) initially, the amount set forth on column 2 of SCHEDULE 1 hereto, and (b) in the event the Early Placing Date shall have occurred and all of the Senior Subordinated Loans and the Term Loan shall have been repaid in full, the amount set forth on column 3 of SCHEDULE 1 hereto, as the amount of such Lender's commitment to make Revolving Credit Loans to TransTechnology, to participate in the issuance, extension and renewal of Letters of Credit for the account of TransTechnology, and to indemnify the Fronting Banks in accordance with Section 6.12.2, as the same may be reduced from time to time, or if such commitment is terminated pursuant to the provisions hereof, zero.

         REVOLVING CREDIT LOAN MATURITY DATE. August 31, 2004.

         REVOLVING CREDIT LOANS. Revolving credit loans made or to be made by the Lenders to TransTechnology pursuant to Section 2.

         REVOLVING CREDIT LOAN REQUEST. See Section 2.6.

         REVOLVING CREDIT NOTE RECORD. A Record with respect to a Revolving Credit Note.

         REVOLVING CREDIT NOTES. See Section 2.4.

         SECTION 20 SUBSIDIARY. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary has been granted authority by the Federal Reserve Board to underwrite and deal in certain Ineligible Securities.

         SECURITY AGREEMENTS. The several Security Agreements, dated as of June 30, 1995, between TransTechnology and its Subsidiaries and the Administrative Agent, as amended and in effect from time to time.

         SECURITY DOCUMENTS. The Guaranties, the Security Agreements, the Mortgages, the Patent Assignments, the Trademark Assignments, the Copyright Mortgages, the German Security Documents, the English Security Documents, the Canadian Security Documents, the Collateral Assignments of Acquisition Agreements, the Brazilian Pledge Agreement, and the Stock Pledge Agreements, and any other documents or instruments from time to time securing any of the Obligations or evidencing such security.

         SENIOR FUNDED INDEBTEDNESS. At any time of determination, the aggregate principal amount of all funded Indebtedness for borrowed money (other than Subordinated Debt), PLUS all obligations, contingent and otherwise, to reimburse the issuer in respect of any letters of credit, performance bonds, bankers' acceptances, guarantees or other similar instruments, PLUS Capitalized Leases, of TransTechnology and its Subsidiaries.

         SENIOR LEVERAGE RATIO. As of any date of testing, the ratio of Senior Funded Indebtedness outstanding at such date to Consolidated Adjusted EBITDA, calculated for a Reference Period ended on the last day of the fiscal quarter ended on such date or most recently ended prior to such date, as the case may be.

         SENIOR SUBORDINATED LOAN AGREEMENT. The $75,000,000 Senior Subordinated Note Purchase Agreement, dated of even date herewith, by and among the Company, the Lenders and Holders referred to therein and BankBoston, N.A., as Administrative Agent for such Lenders and Holders.

         SENIOR SUBORDINATED LOAN DOCUMENTS. Collectively, the Senior Subordinated Loan Agreement, the Subordinated Guaranty, and each of the Notes, the Warrant Agreement, the Warrants, the Warrant Holders' Agreement, the Registration Rights

Agreement, the Exchange Escrow Agreement and the Indenture, each as defined in the Senior Subordinated Loan Agreement.

         SENIOR SUBORDINATED LOANS. Amounts outstanding under the Senior Subordinated Loan Agreement, as such amounts may be converted in accordance with the terms thereof.

         SO OHG. Seeger-Orbis GmbH & Co. OHG, a German general commercial partnership, at least ninety-nine percent (99%) of whose partnership interests are held by GmbH and the remainder of whose partnership interests are held by TTSOB.

         STERLING or (POUND). Pounds sterling in the lawful currency of the United Kingdom of Great Britain and Northern Ireland.

         STERLING BASE RATE. The annual rate of interest announced from time to time by the Sterling Fronting Bank as its "base rate" for loans denominated in Sterling.

         STERLING EQUIVALENT. On any date of determination, with respect to an amount denominated in Sterling, such amount of Sterling, and with respect to an amount denominated in Deutschmarks or Dollars, the amount of Sterling which could be purchased with that amount of Deutschmarks or Dollars, as the case may be, at the spot rate of exchange quoted by the Sterling Fronting Bank in the London Foreign Exchange Market at or about 11:00 a.m. (London time) on the date of determination for the purchase of Sterling with Deutschmarks or Dollars, as the case may be.

         STERLING EUROCURRENCY LOAN. See Section 3.3.

         STERLING EUROCURRENCY RATE. For any Interest Period with respect to a Sterling Loan, the rate of interest equal to the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Sterling Fronting Bank is offered deposits in Sterling two (2) Eurocurrency Business Days prior to the beginning of such Interest Period in the London interbank market for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Sterling Loan to which such Interest Period applies, divided by (ii) a number equal to 1.00 minus the Eurocurrency Reserve Rate, if applicable.

         STERLING FACILITY LOANS. The Sterling Eurocurrency Loans and the Sterling Overdraft Advances, collectively.

         STERLING FRONTING BANK. Initially, the London Branch of BankBoston, in its capacity as Sterling Fronting Bank; and thereafter such office as may be appointed as may be appointed as successor Sterling Fronting Bank in accordance with Section 6.12.3.

         STERLING LOAN. Any International Facility Loan which is denominated in pounds Sterling.

         STERLING OVERDRAFT ADVANCE. See Section 3.3.

         STOCK PLEDGE AGREEMENTS. The Stock Pledge Agreements, dated as of June 30, 1995, between TransTechnology and certain of the Guarantors on the one hand and the Administrative Agent on the other hand with respect to each of the Domestic Subsidiaries of TransTechnology, as amended and in effect from time to time.

         SUBORDINATED DEBT. Unsecured Indebtedness of TransTechnology or any of its Subsidiaries in an amount, containing other terms and conditions, and expressly subordinated and made junior to the payment and performance in full of the Obligations, pursuant to a written instrument containing subordination provisions, in each respect satisfactory to and approved by the Majority Lenders and the Administrative Agent in writing.

         SUBORDINATED GUARANTY. The Subordinated Guaranty dated of even date herewith entered into by TransTechnology's Domestic Subsidiaries in favor of the Administrative Agent and the Lenders under and as defined in the Senior Subordinated Note Purchase Agreement with respect to the Senior Subordinated Loans.

         SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

         SUBSIDIARY GUARANTY. The Guaranty, dated as of June 30, 1995, made by each Domestic Subsidiary in favor of the Lenders and the Administrative Agent, pursuant to which each Domestic Subsidiary guaranties to the Lenders and the Administrative Agent the payment and performance of the Obligations, as amended and in effect from time to time.

         SURVEY. In relation to a Mortgaged Property, an instrument survey of such Mortgaged Property acceptable to the Administrative Agent.

         SYNDICATION AGENT. See the preamble of this Credit Agreement.

         TERM LOAN. The term loan made or to be made by the Lenders to TransTechnology on the Closing Date in the aggregate principal amount of $50,000,000 pursuant to Section 4.1.

         TERM LOAN MATURITY DATE. August 31, 2004.

         TERM NOTE RECORD. A Record with respect to a Term Note.

         TERM NOTES. See Section 4.2.

         TINNERMAN ACQUISITION. The acquisition by TransTechnology or certain Subsidiaries of TransTechnology of substantially all of Eaton Corporation's

Engineered Fastener Division pursuant to and in accordance with the Tinnerman Acquisition Agreement.

         TINNERMAN ACQUISITION AGREEMENT. The Asset Purchase Agreement dated as of July 9, 1999 by and between TransTechnology and Eaton Corporation.

         TINNERMAN ACQUISITION DOCUMENTS. The Tinnerman Acquisition Agreement and each of the other documents entered into by TransTechnology or any of its Subsidiaries pursuant thereto.

         TITLE INSURANCE COMPANY. Commonwealth Title Insurance Company.

         TITLE POLICY. In relation to each Mortgaged Property located in the United States of America, an ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Administrative Agent may require, any such reinsurance to be with direct access endorsements) in such amount as may be determined by the Administrative Agent insuring the priority of the Mortgage of such Mortgaged Property and that TransTechnology or one of its Subsidiaries holds marketable fee simple title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens or persons in occupancy (except as may be permitted by such Mortgage), shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Administrative Agent in its sole discretion, and shall contain such endorsements and affirmative insurance as the Administrative Agent in its discretion may require.

         TOTAL DM FACILITY USAGE. See Section 3.1.

         TOTAL REVOLVING CREDIT COMMITMENT. The sum of the Revolving Credit Commitments of the Lenders, as in effect from time to time, being (a) $200,000,000 on the Closing Date and (b) $250,000,000, if the Revolving Credit Commitments of the Lenders are increased pursuant to clause (b) of the definition thereof.

         TOTAL SHAREHOLDERS' EQUITY. At any time of determination, the total shareholders' equity of the TransTechnology Group at such time, determined in accordance with generally accepted accounting principles.

         TOTAL STERLING FACILITY USAGE. See Section 3.3.

         TRADEMARK ASSIGNMENTS. The Trademark Assignment dated as of June 30, 1995, made by TransTechnology and certain of its Subsidiaries in favor of the Administrative Agent, as amended and in effect from time to time, and any other Trademark Assignments made by TransTechnology or any of its other subsidiaries in favor of the Administrative Agent and in form and substance satisfactory to the Lenders and the Administrative Agent.

         TRANSTECHNOLOGY CANADA. TransTechnology Canada Corporation, an Ontario corporation.

         TRANSTECHNOLOGY GROUP. TransTechnology and all of its Subsidiaries on a consolidated basis.

         TTSO INC. TransTechnology Seeger Inc., a Delaware corporation, formerly known as TransTechnology Seeger-Orbis Inc.

         TTSOB. Seeger-Orbis Beteiligungsgesellschaft mbH, a German limited liability company and a wholly-owned subsidiary of GmbH.

         TYPE. As to any Revolving Credit Loan or International Facility Loan, or any portion of the Term Loan, its nature as a Base Rate Loan or a Eurocurrency Rate Loan.

         UNIFORM CUSTOMS. With respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Administrative Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

         UNPAID REIMBURSEMENT OBLIGATION. Any Reimbursement Obligation for which TransTechnology does not reimburse the Administrative Agent and the Lenders on the date specified in, and in accordance with, Section 5.2.

         VOTING STOCK. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

         YEAR 2000 PROBLEM. See Section 8.21.

         1.2. RULES OF INTERPRETATION.

                  (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

                  (b) The singular includes the plural and the plural includes the singular.

                  (c) A reference to any law includes any amendment or modification to such law.

                  (d) A reference to any Person includes its permitted successors and permitted assigns.

                  (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

                  (f) The words "include", "includes" and "including" are not limiting.

                  (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

                  (h) Reference to a particular "section" refers to that section of this Credit Agreement unless otherwise indicated.

                  (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                        2. THE REVOLVING CREDIT FACILITY.
                           ------------------------------

         2.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to TransTechnology and TransTechnology may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by TransTechnology to the Administrative Agent given in accordance with ss.2.6, such sums in Dollars as are requested by TransTechnology up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Lender's Revolving Credit Commitment in effect at such time MINUS such Lender's Commitment Percentage of the sum of (a) the Maximum Drawing Amount, (b) all Unpaid Reimbursement Obligations, and (c) the International Facility Amount, PROVIDED that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) PLUS the Maximum Drawing Amount, all Unpaid Reimbursement Obligations, and the International Facility Amount shall not at any time exceed the Total Revolving Credit Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by TransTechnology that the conditions set forth in Section 12 and Section 13, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and ss.13, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request.

         2.2. REVOLVING CREDIT COMMITMENT FEE. TransTechnology agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages a commitment fee calculated at the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Revolving Credit Commitment, MINUS the sum of
(a) the Maximum Drawing Amount, (b) all Unpaid Reimbursement Obligations and (c) the Maximum International Facility Amount, exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The revolving credit commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter with respect to the immediately preceding calendar quarter, commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate.

         2.3. REDUCTION OF TOTAL REVOLVING CREDIT COMMITMENT. Trans-Technology shall have the right at any time and from time to time upon five (5) Business Days prior written notice to the Administrative Agent to reduce by $1,000,000 or an integral multiple thereof or terminate entirely the Total Revolving Credit Commitment, whereupon the Revolving Credit Commitments of the Lenders shall be reduced PRO RATA in accordance with their respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of TransTechnology delivered pursuant to this Section 2.3, the Administrative Agent will notify the Lenders of the substance thereof. Upon the effective date of any such reduction or termination, TransTechnology shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Revolving Credit Commitments may be reinstated.

         2.4. THE REVOLVING CREDIT NOTES. The Revolving Credit Loans shall be evidenced by separate promissory notes of TransTechnology in substantially the form of EXHIBIT A hereto (each a "REVOLVING CREDIT NOTE"), dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Revolving Credit Commitment in effect at such time, or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. TransTechnology irrevocably authorizes each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Lender's Revolving Credit Note Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Revolving Credit Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Revolving Credit Note Record shall not limit or otherwise affect the obligations of TransTechnology hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

         2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in section 6.11, the Revolving Credit Loans shall bear interest as follows:

                  (a) each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Dollar Base Rate PLUS (ii) the Applicable Margin with respect to Base Rate Loans as in effect from time to time; and

                  (b) each Eurocurrency Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Eurodollar Rate determined for such Interest Period PLUS (ii) the Applicable Margin with respect to Eurocurrency Rate Loans as in effect from time to time.

         TransTechnology promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

         2.6. REQUESTS FOR REVOLVING CREDIT LOANS. TransTechnology shall give to the Administrative Agent telephonic notice, confirmed in writing in the form of EXHIBIT B hereto, of each Revolving Credit Loan requested hereunder (a "REVOLVING CREDIT LOAN REQUEST") no later than 1:00 p.m. (Boston time) (a) on the proposed Drawdown Date of any Base Rate Loan, or (b) on the third (3rd) Eurocurrency Business Day prior to the proposed Drawdown Date of any Eurocurrency Rate Loan. Each Revolving Credit Loan Request shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan, and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify each of the Lenders thereof. Each Revolving Credit Loan Request shall be irrevocable and binding on TransTechnology and shall obligate TransTechnology to accept the Revolving Credit Loan requested from the Lenders or, as the case may be, from the Administrative Agent on behalf of the Lenders, on the proposed Drawdown Date therefor. Each Revolving Credit Loan Request shall be in a minimum aggregate amount of $100,000, or an integral multiple thereof.

         2.7. CONVERSION OPTIONS.

                  2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. TransTechnology may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, PROVIDED that (a) with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, TransTechnology shall give the Administrative Agent at least one (1) Business Day prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurocurrency Rate Loan, TransTechnology shall give the Administrative Agent at least three (3) Eurocurrency Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurocurrency Rate Loan into a Revolving Credit Loan of another Type, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Loan may be converted into a Eurocurrency Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, PROVIDED that any partial conversion shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurocurrency Rate Loan shall be irrevocable by TransTechnology.

                  2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by TransTechnology with the notice provisions contained in Section 2.7.1; PROVIDED that no Eurocurrency Rate Loan may be continued as such when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Administrative Agent active upon TransTechnology's account have actual knowledge. In the event that TransTechnology fails to provide any such notice with respect to the continuation of any Eurocurrency Rate Loan as such, then such Eurocurrency Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this Section 2.7 is scheduled to occur.

                  2.7.3. EUROCURRENCY RATE LOANS. Any conversion to or from Eurocurrency Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurocurrency Rate Loans having the same Interest Period shall not be less than $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

         2.8 FUNDS FOR REVOLVING CREDIT LOANS. Not later than 2:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, upon receipt of the documents required by Sections 12 and 13 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available in immediately available funds the amount of the requested Revolving Credit Loans by transferring such amount into TransTechnology's account with the Administrative Agent's Head Office, identified as the "TransTechnology Funding Account" (the "FUNDING ACCOUNT").

         2.9. MATURITY OF REVOLVING CREDIT LOANS. TransTechnology promises to pay on the Revolving Credit Loan Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         2.10. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS. If at any time the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount, all Unpaid Reimbursement Obligations and the International Facility Amount exceeds the Total Revolving Credit Commitment then TransTechnology shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application:

first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; third, to the International Facility Loans; and fourth, to provide to the Administrative Agent cash collateral for Reimbursement Obligations as contemplated by Section 5.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

         2.11. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. Trans-Technology shall have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, PROVIDED that any full or partial prepayment of the outstanding amount of any Eurocurrency Rate Loans pursuant to this Section 2.11 may be made only on the last day of the Interest Period relating thereto, unless all costs in connection with such prepayment are paid in full simultaneously with such prepayment pursuant to Section 6.10. Each partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, shall (in the case of Eurocurrency Rate Loans) be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment, and shall be applied, in the absence of instruction by TransTechnology, first to the principal of Base Rate Loans, and then to the principal of Eurocurrency Rate Loans. Each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                        3. INTERNATIONAL CREDIT FACILITY.
                           ------------------------------

         3.1. DM FACILITY LOANS. Subject to the terms and conditions set forth in this Credit Agreement, (a) the DM Fronting Bank agrees to lend to GmbH and GmbH may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date either (i) upon notice by GmbH to the DM Fronting Bank given in accordance with section 3.6, Loans in Deutschmarks for a specified Interest Period to bear interest at the rate specified in
Section 3.5(c) below (the "DM EUROCURRENCY LOANS"), or (ii) by means of overdraft advances on GmbH's DM current account with the DM Fronting Bank (the "DM OVERDRAFT ADVANCES"), and (b) the DM Fronting Bank agrees to issue Collateral Instruments to or for the account of GmbH upon the DM Fronting Bank's receipt of a duly-completed and executed Counter Indemnity from GmbH in respect of each such Collateral Instrument, in form and substance satisfactory to the DM Fronting Bank, PROVIDED THAT the aggregate amount of all liabilities of GmbH in respect of all such Counter Indemnities (whether contingent or otherwise) PLUS the total amount of DM Eurocurrency Loans and DM Overdraft Advances outstanding at any one time (after giving effect to all amounts requested) (such aggregate amount being referred to herein as "TOTAL DM FACILITY USAGE") shall not exceed the DM Equivalent at such time of $10,000,000. Each request for a DM Eurocurrency Loan, each application to the DM Fronting Bank for a Collateral Instrument, and each acceptance of a DM

Overdraft Advance under this Section 3.1 shall constitute a representation and warranty by GmbH that the conditions set forth in Section 12 and Section 13, in the case of the initial DM Facility Loans or Collateral Instruments (if any) to be made or issued on the Closing Date, and Section 13, in the case of all other DM Facility Loans or Collateral Instruments, have been satisfied on the date of such request or acceptance, as the case may be.

         3.2. MANDATORY REPAYMENTS OF DM FACILITY LOANS. If at any time, for any reason whatsoever, including without limitation fluctuations in currency rates, Total DM Facility Usage exceeds by more than 5% the DM Equivalent at such time of $10,000,000, then GmbH shall immediately pay the excess amount for application first, to reduce the outstanding amount of DM Overdraft Advances, second, to provide to the DM Fronting Bank cash cover in respect of any outstanding Counter Indemnities in favor of the DM Fronting Bank, and third, to prepay any DM Eurocurrency Loans then outstanding.

         3.3. STERLING FACILITY LOANS. Subject to the terms and conditions set forth in this Credit Agreement, (a) the Sterling Fronting Bank agrees to lend to Limited and Limited may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date either (i) upon notice by Limited to the Sterling Fronting Bank given in accordance with Section 3.7, Loans in Sterling for a specified Interest Period to bear interest at the rate specified in Eurocurrency Loan, each application to the DM Fronting Bank for a Collateral Instrument, and each acceptance of a DM 3.5(d) below (the "STERLING EUROCURRENCY LOANS"), or (ii) by means of overdraft advances on Limited's Sterling current account with the Sterling Fronting Bank (the "STERLING OVERDRAFT ADVANCES"), and (b) the Sterling Fronting Bank agrees to issue Collateral Instruments to or for the account of Limited upon the Sterling Fronting Bank's receipt of a duly-completed and executed Counter Indemnity from Limited in respect of each such Collateral Instrument, in form and substance satisfactory to the Sterling Fronting Bank, PROVIDED that the aggregate amount of all liabilities of Limited in respect of all such Counter Indemnities (whether contingent or otherwise) plus the total amount of Sterling Eurocurrency Loans and Sterling Overdraft Advances outstanding at any one time (after giving effect to all amounts requested) (such aggregate amount being referred to herein as "TOTAL STERLING FACILITY USAGE") shall not exceed the Sterling Equivalent at such time of $20,000,000. Each request for a Sterling Eurocurrency Loan, each application to the Sterling Fronting Bank for a Collateral Instrument and each acceptance of a Sterling Overdraft Advance under this Section 3.3 shall constitute a representation and warranty by Limited that the conditions set forth in Section 12 and Section 13, in the case of the initial Sterling Facility Loans or Collateral Instruments (if any) to be made or issued on the Closing Date, and Section 13, in the case of all other Sterling Facility Loans or Collateral Instruments, have been satisfied on the date of such request or acceptance, as the case may be.

         3.4. MANDATORY REPAYMENTS OF STERLING FACILITY LOANS. If at any time, for any reason whatsoever, including without limitation fluctuations in currency rates, Total Sterling Facility Usage exceeds by more than 5% the Sterling Equivalent at such time of $20,000,000, then Limited shall immediately pay the excess amount for application first, to reduce the outstanding amount of Sterling Overdraft Advances, second to provide to the Sterling Fronting Bank cash collateral in respect of any outstanding Counter Indemnities, and third, to prepay any Sterling Eurocurrency Loans then outstanding.

         3.5. INTEREST ON INTERNATIONAL FACILITY LOANS. Except as otherwise provided in Section 6.11, the International Facility Loans shall bear interest as follows:

                  (a) with respect to DM Overdraft Advances, interest shall be payable by GmbH on the day-to-day balance in GmbH's current account maintained with the DM Fronting Bank at a rate per annum equal to the sum of (i) the DM Base Rate PLUS (ii) the Applicable Margin with respect to Base Rate Loans as in effect from time to time; and shall be deducted from such current account on the last Eurocurrency Business Day of each calendar month or on such other monthly date as the DM Fronting Bank may reasonably require such payments;

                  (b) with respect to Sterling Overdraft Advances, interest shall be payable by Limited on the day-to-day balance in Limited's current account maintained with the Sterling Fronting Bank at a rate per annum equal to the sum of (i) the Sterling Base Rate PLUS (ii) the Applicable Margin with respect to Eurocurrency Rate Loans as in effect from time to time; and shall be deducted from such current account on the last Eurocurrency Business Day of each calendar month or on such other monthly date as the Sterling Fronting Bank may reasonably require such payments;

                  (c) each DM Eurocurrency Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the DM Eurocurrency Rate determined for such Interest Period PLUS (ii) the Applicable Margin with respect to Eurocurrency Rate Loans as in effect from time to time. GmbH promises to pay interest, in accordance with Section 6.3.2, on each DM Eurocurrency Loan in arrears on each Interest Payment Date with respect thereto; and

                  (d) each Sterling Eurocurrency Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at a rate per annum equal to the sum of (i) the Sterling Eurocurrency Rate determined for such Interest Period PLUS (ii) the Applicable Margin with respect to Eurocurrency Rate Loans as in effect from time to time. Limited promises to pay interest, in accordance with Section 6.3.2, on each Sterling Eurocurrency Loan in arrears on each Interest Payment Date with respect thereto.

         3.6. REQUESTS FOR DM EUROCURRENCY LOANS. GmbH shall give to the DM Fronting Bank written notice substantially in the form of EXHIBIT B hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT B hereto) of each DM Eurocurrency Loan requested hereunder (an "INTERNATIONAL FACILITY LOAN REQUEST") no less than two (2) Eurocurrency Business Days prior to the proposed Drawdown Date of such Eurocurrency Rate Loan. Each such notice shall specify (a) the principal amount of the Loan requested, (b) the proposed Drawdown Date of such Loan, (c) the Interest Period for such Loan and (d) the Type of such Loan. Each International Facility Loan Request for a DM Eurocurrency Loan shall be irrevocable and binding on GmbH and shall obligate GmbH to accept the DM Eurocurrency Loan requested on the proposed Drawdown Date therefor. Each such International Facility Loan Request shall be in a minimum aggregate amount of the DM Equivalent of $100,000 or an integral multiple thereof.

         3.7. REQUESTS FOR STERLING EUROCURRENCY LOANS. Limited shall give to the Sterling Fronting Bank written notice substantially in the form of EXHIBIT B hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT B hereto) of each Sterling Eurocurrency Loan requested hereunder (also referred to herein as an "INTERNATIONAL FACILITY LOAN REQUEST") no less than two (2) Eurocurrency Business Days prior to the proposed Drawdown Date of such Eurocurrency Rate Loan. Each such notice shall specify (a) the principal amount of the Loan requested, (b) the proposed Drawdown Date of such Loan, (c) the Interest Period for such Loan and (d) the Type of such Loan. Each International Facility Loan Request for a Sterling Eurocurrency Loan shall be irrevocable and binding on Limited and shall obligate Limited to accept the Sterling Eurocurrency Loan requested on the proposed Drawdown Date therefor. Each such International Facility Loan Request shall be in a minimum aggregate amount of the Sterling Equivalent of $100,000 or an integral multiple thereof.

         3.8 EVIDENCE OF DM FACILITY LOANS. The obligations of GmbH to repay all amounts borrowed by it as DM Eurocurrency Loans and DM Overdraft Advances, all interest thereon and all other amounts payable by it in respect thereof shall be evidenced by this Credit Agreement, it being the intention of the parties hereto that GmbH's obligations with respect to the DM Facility Loans owed by it is evidenced only as stated herein and not by separate promissory notes or other instruments.

         3.9. EVIDENCE OF STERLING FACILITY LOANS. The obligations of Limited to repay all amounts borrowed by it as Sterling Eurocurrency Loans and Sterling Overdraft Advances, all interest thereon and all other amounts payable by it in respect thereof shall be evidenced by this Credit Agreement, it being the intention of the parties hereto that Limited's obligations with respect to the Sterling Facility Loans owed by it is evidenced only as stated herein and not by separate promissory notes or other instruments.

         3.10. MATURITY OF DM FACILITY LOANS. GmbH promises to pay on the Revolving Credit Loan Maturity Date, or such earlier date as the Total Revolving Credit Commitment shall terminate or the obligations with respect to the International Facility Loans shall be accelerated in accordance with Section 14, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date or such earlier date, all of the DM Facility Loans outstanding on such date, together with any and all accrued and unpaid interest thereon, and to provide on such date cash cover satisfactory to the DM Fronting Bank for the aggregate amount of all liabilities of GmbH (whether contingent or otherwise) in respect of all Counter Indemnities in favor of the DM Fronting Bank outstanding on such date.

         3.11. MATURITY OF STERLING FACILITY LOANS. Limited promises to pay on the Revolving Credit Loan Maturity Date, or such earlier date as the Total Revolving Credit Commitment shall terminate or the obligations with respect to the International Facility Loans shall be accelerated in accordance with Section 14, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date or such earlier date, all of the Sterling Facility Loans outstanding on such date, together with any and all accrued and unpaid interest thereon, and to provide on such date cash cover satisfactory to the Sterling Fronting Bank for the aggregate amount of all liabilities of Limited (whether contingent or otherwise) in respect of all Counter Indemnities in favor of the Sterling Fronting Bank outstanding on such date.

         3.12. OPTIONAL REPAYMENT OF INTERNATIONAL FACILITY LOANS. GmbH and Limited shall each have the right, at their election, to repay the outstanding amount of the DM Facility Loans and Sterling Facility Loans, as applicable as a whole or in part, at any time without penalty or premium, PROVIDED that any full or partial prepayment of the outstanding amount of any Eurocurrency Rate Loans pursuant to this Section 3.12 may be made only on the last day of the Interest Period relating thereto, unless all costs in connection with such prepayment are paid in full simultaneously with such prepayment pursuant to Section 6.10. GmbH shall give the DM Fronting Bank, no later than 10:00 a.m., Frankfurt time, at least three (3) Eurocurrency Business Days prior written notice of any proposed prepayment pursuant to this Section 3.12 of DM Facility Loans which are Base Rate Loans, and four (4) Eurocurrency Business Days notice of any proposed prepayment pursuant to this Section 3.12 of DM Facility Loans which are Eurocurrency Rate Loans, in each case specifying the proposed date of prepayment of such DM Facility Loans and the principal amount to be prepaid. Each such partial prepayment of the DM Facility Loans shall be in an integral multiple of DM50,000. Limited shall give the Sterling Fronting Bank, no later than 10:00 a.m., London time, at least three (3) Eurocurrency Business days prior written notice of any proposed prepayment pursuant to this Section 3.12 of Sterling Facility Loans which are Base Rate Loans, and four (4) Eurocurrency Business Days notice of any proposed prepayment pursuant to this Section 3.12 of Sterling Facility Loans which are Eurocurrency Rate Loans, in each case specifying the proposed date of prepayment of such Sterling Facility Loans and the principal amount to be prepaid. Each such partial prepayment of the Sterling Facility Loans shall be in an integral multiple of (pound)50,000. Any prepayment pursuant to this Section 3.12 shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment, and shall be applied, in the absence of instruction by GmbH or Limited, as the case may be, first to outstanding interest on such International Facility Loans, second to the principal of International Facility Loans which are Base Rate Loans, third to provide to each of the Fronting Banks cash cover in respect of any outstanding Counter Indemnities in favor of such Fronting Bank, and fourth to the principal of International Facility Loans which are Eurocurrency Rate Loans. Notwithstanding anything in this Credit Agreement to the contrary, there shall be an interval of not less than two (2) weeks between each prepayment by GmbH or Limited under this
Section 3.12.

         3.13. DM FACILITY COMMITMENT FEE. GmbH agrees to pay to the DM Fronting Bank, for payment by it to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages, a commitment fee calculated at the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Maximum DM Amount exceeds Total DM Facility Usage during such calendar quarter. Such DM facility commitment fee shall be payable, in the applicable amount of Deutschmarks or the Dollar Equivalent thereof on the date of such payment, quarterly in arrears on the first day of each calendar quarter with respect to the immediately preceding calendar quarter, commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate.

         3.14. STERLING FACILITY COMMITMENT FEE. Limited agrees to pay to the Sterling Fronting Bank, for payment by it to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages, a commitment fee calculated at the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Maximum Sterling Amount exceeds Total Sterling Facility Usage during such calendar quarter. Such Sterling facility commitment fee shall be payable, in the applicable amount of Sterling or the Dollar Equivalent thereof on the date of such payment, quarterly in arrears on the first day of each calendar quarter with respect to the immediately preceding calendar quarter, commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which the Revolving Credit Commitments shall terminate.

                                4. THE TERM LOAN.

         4.1. COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Credit Agreement, each Lender agrees to lend to TransTechnology on the Closing Date the amount of its Commitment Percentage of the principal amount of $50,000,000.

         4.2. THE TERM NOTES. The Term Loan shall be evidenced by separate promissory notes of TransTechnology in substantially the form of EXHIBIT C hereto (each a "TERM NOTE"), dated the Closing Date and completed with appropriate insertions. One Term Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment Percentage of the Term Loan and representing the obligation of TransTechnology to pay to such Lender such principal amount or, if less, the outstanding amount of such Lender's Commitment Percentage of the Term Loan, plus interest accrued thereon, as set forth below. TransTechnology irrevocably authorizes each Lender to make or cause to be made a notation on such Lender's Term Note Record reflecting the original principal amount of such Lender's Commitment Percentage of the Term Loan and, at or about the time of such Lender's receipt of any principal payment on such Lender's Term Note, an appropriate notation on such Lender's Term Note Record reflecting such payment. The aggregate unpaid amount set forth on such Lender's Term Note Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error in so recording, any such amount on such Lender's Term Note Record shall not affect the obligations of TransTechnology hereunder or under any Term Note to make payments of principal of and interest on any Term Note when due.

         4.3. SCHEDULE OF INSTALLMENT PAYMENTS OF PRINCIPAL OF TERM LOAN. TransTechnology promises to pay to the Administrative Agent for the account of the Lenders the principal amount of the Term Loan in 20 (twenty) consecutive quarterly payments in the amounts set forth on SCHEDULE 4.3 hereto, such installments to be due and payable on the first Business Day following the last day of each calendar quarter set forth on SCHEDULE 4.3 hereto, commencing with the first Business Day following December 31, 1999, with a final payment on the Term Loan Maturity Date in an amount equal to the unpaid balance of the Term Loan.

         4.4. OPTIONAL PREPAYMENT OF TERM LOAN. TransTechnology shall have the right at any time to prepay the Term Notes on or before the Term Loan Maturity Date, as a whole, or in part, upon not less than five (5) Business Days prior written notice to the Administrative Agent, without premium or penalty, PROVIDED that (i) each partial prepayment shall be in the principal amount of $100,000 or an integral multiple thereof, (ii) no portion of the Term Loan bearing interest at the Eurodollar Rate may be prepaid pursuant to this Section 4.4 except on the last day of the Interest Period relating thereto, and (iii) each partial prepayment shall be allocated among the Lenders, in proportion, as nearly as practicable, to the respective outstanding amount of each Lender's Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Any prepayment of principal of the Term Loan shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Term Loan in the inverse order of maturity. No amount repaid with respect to the Term Loan may be reborrowed.

         4.5. INTEREST ON TERM LOAN.

                  4.5.1 INTEREST RATES. Except as otherwise provided in Section 6.11, the Term Loan shall bear interest during each Interest Period relating to all or any portion of the Term Loan at the following rates:

                           (a) To the extent that all or any portion of the Term
                  Loan bears interest during such Interest Period based on the Base Rate, the Term Loan or such portion shall bear interest during such Interest Period at the Base Rate PLUS the Applicable Margin.

                           (b) To the extent that all or any portion of the Term
                  Loan bears interest during such Interest Period based on the Eurodollar Rate, the Term Loan or such portion shall bear interest during such Interest Period at the Eurodollar Rate PLUS the Applicable Margin.

         TransTechnology promises to pay interest on the Term Loan or any portion thereof outstanding during each Interest Period in arrears on each Interest Payment Date applicable to such Interest Period.

                  4.5.2 NOTIFICATION BY TRANSTECHNOLOGY. TransTechnology shall notify the Administrative Agent, such notice to be irrevocable, at least three (3) Eurodollar Business Days prior to the Drawdown Date of the Term Loan if all or any portion of the Term Loan is to bear interest based on the Eurodollar Rate. After the Term Loan has been made, the provisions of Section 2.7 shall apply MUTATIS MUTANDIS with respect to all or any portion of the Term Loan so that TransTechnology may have the same interest rate options with respect to all or any portion of the Term Loan as it would be entitled to with respect to the Revolving Credit Loans.

                  4.5.3. AMOUNTS, ETC. Any portion of the Term Loan bearing interest based on the Eurodollar Rate relating to any Interest Period shall be in the amount of $500,000 or a greater integral multiple of $100,000. No Interest Period relating to the Term Loan or any portion thereof bearing interest based on the Eurodollar Rate shall extend beyond the date on which a regularly scheduled installment payment of the principal of the Term Loan is to be made unless a portion of the Term Loan at least equal to such installment payment has an Interest Period ending on such date or is then bearing interest based on the Base Rate.

         4.6. MANDATORY PREPAYMENTS FROM ASSET SALES OR NEW DEBT. In the event that any member of the TransTechnology Group shall either (a) incur any Indebtedness after the Closing Date which is either permitted pursuant to
Section 10.1(f) or is incurred in an amount and on terms and conditions previously agreed in writing by the Administrative Agent and the Majority Lenders, or (b) sell any of its assets (other than inventory sold in the ordinary course of business) or group of related assets, whether by sale of such assets or sale of the stock of any member of the TransTechnology Group, where such asset sale is either permitted pursuant to Section 10.5.2 or is previously consented to in writing by the Administrative Agent and the Majority Lenders, then, so long as the Leverage Ratio on the date of receipt by any member of the TransTechnology Group of the Net Cash Proceeds of such new Indebtedness or such asset sale, as the case may be (without giving effect to the incurrence of such Indebtedness or the sale of such assets), is greater than 3.25:1, TransTechnology shall prepay the Term Loan as soon as practicable and in any event within thirty (30) days after the date of such receipt in an amount equal to (i) 100% of the Net Cash Proceeds of such new Indebtedness, PROVIDED, HOWEVER, that, upon the issuance by TransTechnology of any Subordinated Debt, the Net Cash Proceeds from the issuance of such Indebtedness shall be applied first to the repayment of the Senior Subordinated Loans, and only applied in repayment of the

Term Loan in accordance with Section 4.9 upon payment in full of the Senior Subordinated Loans and all amounts outstanding with respect thereto under the Senior Subordinated Loan Documents, and (ii) 100% of the Net Cash Proceeds of such asset sale, but only to the extent that the aggregate amount of Net Cash Proceeds of all such asset sales received by TransTechnology and its Subsidiaries during any fiscal year ending after the date hereof exceeds $5,000,000.

         4.7. MANDATORY PREPAYMENTS FROM NEW EQUITY. In the event that any member of the TransTechnology Group shall after the Closing Date sell or issue any shares of its stock, options (other than stock options awarded to employees and directors pursuant to incentive compensation plans operated by members of the TransTechnology Group) or warrants for the purchase of its stock or other equity or equity instruments, then, so long as the Leverage Ratio on the date of completion of such sale or issuance (without giving effect to such sale or issuance or the application of proceeds thereof) is greater than 3.25:1, TransTechnology shall prepay the Term Loan as soon as practicable and in any event within thirty (30) days after the completion of the sale or issuance of such new equity in an amount equal to 100% of the Net Cash Proceeds to the TransTechnology Group of such sale or issuance of new equity.

         4.8. MANDATORY PREPAYMENTS FROM EXCESS CASH FLOW. For each fiscal year ending on or after March 31, 2000, so long as the Leverage Ratio as at the end of such fiscal year is greater than 3.25:1, TransTechnology shall prepay the Term Loan in an amount equal to 50% of the Consolidated Excess Cash Flow for such fiscal year, such mandatory prepayment to be due and payable ninety (90) days after the end of each such fiscal year.

         4.9. APPLICATION OF MANDATORY PREPAYMENTS. Subject to the provisions of
Section 4.6(i) above, all mandatory prepayments of the Term Loan pursuant to Sections 4.6 - 4.8 shall be applied to payment of installments on the Term Loan in the inverse order of maturity in accordance with the provisions of Section 4.4.

                              5. LETTERS OF CREDIT.

         5.1. LETTER OF CREDIT COMMITMENTS.

                  5.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT. Subject to the terms and conditions hereof and the execution and delivery by TransTechnology of a letter of credit application on the Issuing Bank's customary form (a "LETTER OF CREDIT APPLICATION"), the Issuing Bank on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in Section 5.1.4 and upon the representations and warranties of TransTechnology contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of TransTechnology one or more standby or documentary letters of credit (individually, a "LETTER OF CREDIT"), in such form as may be requested from time to time by TransTechnology and agreed to by the Issuing Bank; PROVIDED, HOWEVER, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid

         Reimbursement Obligations shall not exceed $5,000,000 at any one time, and (b) the aggregate outstanding amount of the Revolving Credit Loans, plus the Maximum Drawing Amount, PLUS all Unpaid Reimbursement Obligations, PLUS the International Facility Amount shall not exceed the Total Revolving Credit Commitment; and PROVIDED FURTHER that, after the Issuing Bank shall have received notice in writing of the occurrence of an Event of Default and until it has received written notice of the cure or waiver of such Event of Default, the Issuing Bank shall not be obliged to issue any such Letter of Credit unless the Majority Lenders shall have consented to such issuance in writing.

                  5.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Issuing Bank. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

                  5.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (i) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (ii) have an expiry date no later than the date which is thirty (30) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, sixty (60) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

                  5.1.4. REIMBURSEMENT OBLIGATIONS OF LENDERS. Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any condition precedent other than that set forth in the proviso to this Section 5.1.4, to reimburse the Issuing Bank or the Administrative Agent, as the case may be, on demand, to the extent of such Lender's Commitment Percentage, for the amount of each draft paid by the Issuing Bank or the Administrative Agent under each Letter of Credit to the extent that such amount is not reimbursed by TransTechnology pursuant to Section
         5.2 (such agreement for a Lender being called herein the "LETTER OF CREDIT PARTICIPATION" of such Lender) PROVIDED, HOWEVER, that to the extent that any Letter of Credit shall have been issued by the Issuing Bank during the continuance of an Event of Default of which the Issuing Bank had prior written notice, then the Lenders shall only be liable to reimburse the Issuing Bank or the Administrative Agent, as applicable, in accordance with this Section 5.1.4 with respect to any draft under such Letter of Credit paid by the Issuing Bank or the Administrative Agent and not reimbursed by TransTechnology if the issuance of such Letter of Credit shall have been approved by the Majority Lenders pursuant to and in accordance with Section 5.1.1 above.

                  5.1.5. PARTICIPATIONS OF LENDERS. Each such payment made by a Lender shall be treated as the purchase by such Lender of a participating interest in TransTechnology's Reimbursement Obligation under Section 5.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to Section 5.2.

         5.2. REIMBURSEMENT OBLIGATION OF TRANSTECHNOLOGY. In order to induce the Issuing Bank to issue, extend and renew each Letter of Credit and the Lenders to participate therein, TransTechnology hereby agrees to reimburse or pay to the Administrative Agent, for the account of the Issuing Bank or (as the case may be), the Administrative Agent or the Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder,

                  (a) except as otherwise expressly provided in Section 5.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Issuing Bank, or the Issuing Bank otherwise makes a payment with respect thereto, (i) the amount paid by the Issuing Bank under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Issuing Bank, the Administrative Agent or any Lender in connection with any payment made by the Issuing Bank or any Lender under, or with respect to, such Letter of Credit,

                  (b) upon the reduction (but not termination) of the Total Revolving Credit Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Issuing Bank for the benefit of the Lenders, the Administrative Agent and the Issuing Bank as cash collateral for all Reimbursement Obligations, and

                  (c) upon the termination of the Total Revolving Credit Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 14, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Issuing Bank for the benefit of the Lenders, the Administrative Agent and the Issuing Bank as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Administrative Agent at the Administrative Agent's Head Office (for the account of the Issuing Bank or (as the case may be) the Administrative Agent or the Lenders) in immediately available funds. Interest on any and all amounts remaining unpaid by TransTechnology under this Section 5.2 at any time from the date such amounts become due and payable (whether as stated in this Section 5.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent (for the account of the Issuing Bank or (as the case may be) the Administrative Agent or the Lenders) on demand at the rate specified in Section 6.11 for overdue principal on the Revolving Credit Loans.

         5.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Issuing Bank shall notify TransTechnology of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If TransTechnology fails to make payment to the Administrative Agent as provided in Section 5.2 on or before the date that such draft is paid or other payment is made by the Issuing Bank, the Issuing Bank may at any time thereafter notify the Administrative Agent and the Lenders of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Lender shall make available to the Issuing Bank, at its Head Office, in immediately available funds, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (i) the average, computed for the period referred to in clause (iii) below, of the weighted average interest rate paid by the Issuing Bank for federal funds acquired by the Issuing Bank during each day included in such period, times (ii) the amount equal to such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, times (iii) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Issuing Bank, and the denominator of which is 360. The responsibility of the Issuing Bank to TransTechnology and to the Administrative Agent and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

         5.4. OBLIGATIONS ABSOLUTE. TransTechnology's obligations under this
Section 5 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which TransTechnology may have or have had against the Issuing Bank, the Administrative Agent, any Lender or any beneficiary of a Letter of Credit. TransTechnology further agrees with the Issuing Bank, the Administrative Agent and the Lenders that the Issuing Bank, the Administrative Agent and the Lenders shall not be responsible for, and TransTechnology's Reimbursement Obligations under Section 5.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among TransTechnology, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of TransTechnology against the beneficiary of any Letter of Credit or any such transferee. The Issuing Bank, the Administrative Agent and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. TransTechnology agrees that any action taken or omitted by any of the Issuing Bank, the Administrative Agent or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon TransTechnology and shall not result in any liability on the part of the Issuing Bank, the Administrative Agent or any Lender to TransTechnology.

         5.5. RELIANCE BY ISSUING BANK. To the extent not inconsistent with
Section 5.4, the Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Bank. The Issuing Bank shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

         5.6. LETTER OF CREDIT FEE. TransTechnology shall pay a fee (in each case, a "LETTER OF CREDIT FEE") to the Issuing Bank in respect of each Letter of Credit, calculated as a percentage per annum of the face amount of such Letter of Credit equal to the sum of (a) the then Applicable Margin with respect to Eurocurrency Rate Loans, PLUS (b) one-quarter of one percent (0.25%), PLUS the Administrative Agent's customary issuance, amendment, negotiation or document examination fee. Such Letter of Credit Fees, with the exception of (i) such issuance, amendment, negotiation or document examination fees and (ii) an amount equal to one-quarter of one percent (0.25%) of the face amount of the applicable Letter of Credit, which shall be retained by the Issuing Bank for its own account, shall be for the accounts of the Lenders in accordance with their respective Commitment Percentages. Such Letter of Credit Fees shall be payable quarterly in arrears on the first day of each calendar quarter with respect to the immediately preceding calendar quarter or portion thereof, commencing on the first such date following the date of issuance of a Letter of Credit, as well as (with respect to any applicable issuance, amendment negotiation or document examination fees) at such other time or times as such charges are customarily made by the Issuing Bank.

         5.7. RESIGNATION OF ISSUING BANK. The Issuing Bank may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and TransTechnology. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Issuing Bank. Unless a Default or Event of Default shall have occurred and be continuing, such successor Issuing Bank shall be reasonably acceptable to TransTechnology. If no successor Issuing Bank shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Issuing Bank's giving of notice of resignation, then the retiring Issuing Bank may, on behalf of the Lenders, appoint a successor Issuing Bank, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Issuing Bank hereunder by a successor Issuing Bank, such successor Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Issuing Bank, and, after arranging for the replacement of, reissuance of or issuance of back-up Letters of Credit with respect to all outstanding Letters of Credit in a manner satisfactory to the Majority Lenders, the retiring Issuing Bank shall be discharged from its duties and obligations hereunder. After any retiring Issuing Bank's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Issuing Bank.

                         6. CERTAIN GENERAL PROVISIONS.

         6.1. CLOSING FEE. The Borrowers (but, in the case of GmbH, subject to
Section 30 of the GmbH Act of Germany) jointly and severally agree to pay on the Closing Date to the Administrative Agent for its own account a closing fee in the amount agreed in the Fee Letter.

         6.2. ADMINISTRATIVE AGENT'S FEE. The Borrowers jointly and severally (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany) agree to pay to the Administrative Agent annually in advance, on the Closing Date and on each subsequent anniversary thereof, for the Administrative Agent's own account, an Administrative Agent's fee in the amount agreed in the Fee Letter, PROVIDED that the payment of such fee on the Closing Date shall be adjusted to give credit for any prior payment of Agent's fees under the Prior Credit Agreement for any period following the Closing Date.

         6.3. PAYMENT PROVISIONS.

                  6.3.1. CURRENCY OF ACCOUNT. Dollars are the currency of account and payment for each and every sum at any time due from the Borrowers hereunder, PROVIDED that:

                           (i) each repayment of a Loan or a part thereof shall
                  be made in the currency in which such Loan is denominated at the time of that repayment;

                           (ii) each payment in respect of a Letter of Credit
                  shall, except as otherwise provided herein, be made in the currency in which such Letter of Credit is denominated;

                           (iii) each payment of interest shall be made in the
                  currency in which the sum in respect of which such interest is payable is denominated;

                           (iv) each payment in respect of costs and expenses
                  shall be made in the currency in which the same were incurred; and

                           (v) any amount expressed to be payable in a currency
                  other than Dollars shall be paid in that other currency.

                  6.3.2. APPLICATION OF INTEREST PAYMENTS. Interest and commissions payable by the Borrowers shall be paid as follows:

                  (a) as to interest and commissions due with respect to the International Facility Loans, to the Fronting Banks, for the account of the respective Fronting Banks, PROVIDED that (i) to the extent that a Lender has paid to such Fronting Bank any amount in respect of any Fronted Loan pursuant to Section 6.12, interest or commissions to the extent as aforesaid on such amount of such Fronted Loan (including, without limitation, any interest accruing at rates calculated in accordance with Section 6.11) shall thereafter accrue for the account of such Lender, and (ii) the Fronting Banks shall pay all amounts of interest received by them in an amount equal to the Applicable Margin to the Administrative Agent for the account of the Lenders in the proportion of the Lenders' respective Commitment Percentages; and

                  (b) as to interest due with respect to Revolving Credit Loans, to the Administrative Agent for the account of the Lenders in the proportion of the Lenders' respective Commitment Percentages.

                  6.3.3. JUDGMENT CURRENCY. If any sum due from a Borrower under this Credit Agreement or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (i) making or filing a claim or proof against such Borrower,
         (ii) obtaining an order or judgment in any court or other tribunal or
         (iii) enforcing any order or judgment given or made in relation hereto, such Borrower shall indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (A) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (B) the rate or rates of exchange at which such Person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

                  6.3.4. TIME OF PAYMENT. On each date on which this Credit Agreement requires an amount to be paid by any of the Borrowers or any of the Lenders hereunder, such Borrower or, as the case may be, such Lender shall make the same available to the Administrative Agent, the DM Fronting Bank or the Sterling Fronting Bank, as the case may be, to such account as the Administrative Agent or such Fronting Bank shall have notified to any of the Borrowers or to such Lender, as the case may be. Each such payment which is made for the account of a Person other than the Administrative Agent shall be made in time to enable the Administrative Agent to make available such other Person's portion thereof for value the same day.

                  6.3.5. PAYMENTS BY ADMINISTRATIVE AGENT. Where a sum is to be paid hereunder to the Administrative Agent for the account of another Person, the Administrative Agent shall not be obliged to make the same available to that other Person until the Administrative Agent has been able to establish to its satisfaction that it has actually received such sum, but if the Administrative Agent does so and it proves to be the case that the Administrative Agent has not actually received the sum it paid out, then the Person to whom such sum was so made available shall on request refund the same to the Administrative Agent, together with an amount sufficient to reimburse the Administrative Agent for any amount it may have been required to pay out by way of interest on moneys borrowed to fund the sum in question during the period beginning on the due date for payment thereof and ending on the date on which it receives the same.

                  6.3.6. NO OFFSET, ETC. All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless any of the Borrowers is compelled by law to make such deduction or withholding. If any such obligation is imposed upon a Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, such Borrower will make such deduction or withholding, will pay the full amount deducted or withheld to the applicable authority, and will also pay to the Administrative Agent, for the account of the Lenders or (as the case may be), the Issuing Bank, the applicable Fronting Bank or Banks or the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount as shall be necessary to enable the Lenders, the Issuing Bank, the applicable Fronting Bank or Banks or the Administrative Agent (as the case may be) to receive the same net amount in the same currency which the Lenders, the Issuing Bank, the applicable Fronting Bank or Banks or the Administrative Agent would have received on such due date had no such obligation been imposed upon such Borrower. Each Borrower so affected will deliver, within thirty (30) days of any such deduction or payment, to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by such Borrower hereunder or under such other Loan Document.

         6.4. COMPUTATIONS. All computations of interest on Eurocurrency Rate Loans shall, unless otherwise expressly provided herein, be based on a 360-day year and paid for the actual number of days elapsed. All computations of interest on

Base Rate Loans, commitment fees, Letter of Credit Fees or other fees shall, unless otherwise expressly provided herein, be based on a 365-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurocurrency Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Revolving Credit Note Records from time to time shall be considered correct and binding on TransTechnology unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such outstanding amount, the Administrative Agent or such Lender shall notify such Borrower to the contrary.

         6.5. INABILITY TO DETERMINE EUROCURRENCY RATE. In the event, prior to the commencement of any Interest Period relating to any Eurocurrency Rate Loan,
(a) the DM Fronting Bank shall determine, with respect to any DM Facility Loan which is a Eurocurrency Rate Loan, (b) the Sterling Fronting Bank shall determine with respect to any Sterling Facility Loan which is Eurocurrency Rate Loan, or (c) the Administrative Agent shall determine or be notified by the Majority Lenders, with respect to any other Loan which is a Eurocurrency Rate Loan, that adequate and reasonable methods do not exist for ascertaining the applicable Eurocurrency Rate that would otherwise determine the rate of interest to be applicable to such Eurocurrency Rate Loan, the applicable Fronting Bank or the Administrative Agent, as the case may be, shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Lenders) to the applicable Borrower(s) and (in the case of the Administrative Agent) to the applicable Lender(s). In such event (i) any Loan Request or Conversion Request with respect to Eurocurrency Rate Loans shall be automatically withdrawn and, to the fullest extent practicable, shall be deemed a request for Base Rate Loans, (ii) each Eurocurrency Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (iii) the obligations of the applicable Lender(s) or, as the case may be, Fronting Bank(s) to make Eurocurrency Rate Loans shall be suspended until the Administrative Agent or, as the case may be, the applicable Fronting Bank(s), or the Majority Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Majority Lenders or the applicable Fronting Bank(s), shall so notify the applicable Borrower(s) and (in the case of the Administrative Agent) the applicable Lender(s).

         6.6. ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful for any Lender or Fronting Bank to make or maintain Eurocurrency Rate Loans, such Lender, if so affected, shall forthwith give notice of such circumstances to TransTechnology, the Administrative Agent and the other Lenders, and such Fronting Bank, if so affected, shall forthwith give notice of such circumstances to the Borrowers and the Administrative Agent. Thereupon (i) the commitment of such Lender or Fronting Bank to make Eurocurrency Rate Loans or convert Loans of another Type to Eurocurrency Rate Loans shall forthwith be suspended, and (ii) such Lender's or Fronting Bank's Loans then outstanding as Eurocurrency Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law. The Borrowers hereby jointly and severally agree promptly to pay the Administrative Agent for the account of such Lender or Fronting Bank upon demand by such Lender or Fronting Bank, any additional amounts necessary to compensate such Lender or Fronting Bank for any costs incurred by such Lender or Fronting Bank in making any conversion in accordance with this ss.6.6, including any interest or fees payable by such Lender or Fronting Bank to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder.

         6.7. ADDITIONAL COSTS, ETC. If any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Lender or Fronting Bank, the Issuing Bank, or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment, the Loans or any payment of interest or fees payable with respect to any Loans (other than taxes based upon or measured by the income or profits of such Lender, Issuing Bank, Fronting Bank or Administrative Agent, or bank franchise taxes), but including any tax or withholding applicable to any payment to be made by a Fronting Bank to the Administrative Agent pursuant to Section 6.3.2(a), or by any Lender to the Administrative Agent for the account of a Fronting Bank pursuant to Section 6.12.2, or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits or bank franchise taxes) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

                  (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of any office of any Lender (including any Fronting Bank or the Issuing Bank), and including, without limitation, any MLA costs with respect to Sterling Facility Loans or indemnification obligations of any Lender with respect thereto, or

                  (d) impose on any Lender (including any Fronting Bank or the Issuing Bank) or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Loans, such Lender's Commitment, or any class of loans, letters of credit or commitments of which any of the Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

                           (i) to increase the cost to any such Lender of
                  making, funding, issuing, renewing, extending or maintaining any of the Loans or such Lender's Commitment or any Letter of Credit, or

                           (ii) to reduce the amount of principal, interest,
                  Reimbursement Obligation or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Loans, or

                           (iii) to require such Lender or the Administrative
                  Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrowers hereunder, then, and in each such case, within fifteen (15) days after demand made by such Lender or Fronting Bank or (as the case may be) the Administrative Agent or the Issuing Bank at any time and from time to time and as often as the occasion therefor may arise, the Borrowers will (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany) jointly and severally pay to such Lender, Fronting Bank, Administrative Agent or Issuing Bank such additional amounts as will be sufficient to compensate such Lender, Fronting Bank, Administrative Agent or Issuing Bank, as the case may be, for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

         6.8. CAPITAL ADEQUACY. If after the date hereof any Lender (including any Fronting Bank and the Issuing Bank) or the Administrative Agent determines that (i) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for Lenders or Lender holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (ii) compliance by such Lender or the Administrative Agent or any corporation controlling such Lender, or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's, or the Administrative Agent's commitment with respect to any Loans or Letters of Credit to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, TransTechnology agrees to pay such Lender or (as the case may be) the Administrative Agent for the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) the Administrative Agent of a certificate in accordance with ss.6.9 hereof. Each Lender and the Administrative Agent shall allocate such cost increases among its customers in good faith and on an equitable basis.

         6.9. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 6.7 or 6.8 and a brief explanation of such amounts which are due, submitted by any Lender (including any Fronting Bank and the Issuing Bank) or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

         6.10. INDEMNITY. The Borrowers jointly and severally (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany) agree to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (i) default by any of the Borrowers in payment of the principal amount of or any interest on any Eurocurrency Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its Eurocurrency Rate Loans, (ii) default by any of the Borrowers in making a borrowing or conversion after such Borrower has given (or is deemed to have given) a Loan Request, notice or a Conversion Request relating thereto, or
(iii) the making of any payment of a Eurocurrency Rate Loan or the making of any conversion of any such Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Loans.

         6.11. INTEREST AFTER DEFAULT.

                  6.11.1. OVERDUE AMOUNTS. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to the sum of (i) two percent (2%) per annum, PLUS (ii) the Applicable Margin with respect to Eurocurrency Rate Loans PLUS (iii) the Base Rate, until such amount shall be paid in full (after as well as before judgment).

                  6.11.2. AMOUNTS NOT OVERDUE. During the continuance of a Default or an Event of Default, the principal of the Revolving Credit Loans, the Term Loan and the International Facility Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Majority Lenders pursuant to Section 27, bear interest at a rate per annum equal to the greater of (i) two percent (2%) above the rate of interest otherwise applicable to such Loans pursuant to Section 2.5 or
         Section 3.5, and (ii) the rate of interest applicable to overdue principal pursuant to Section 6.11.1.

         6.12. FRONTING BANK PROVISIONS.

                  6.12.1. FRONTING FEE. The Borrowers jointly and severally agree to pay to the Fronting Banks for the account of the Fronting Banks a fronting fee calculated at the rate of one-quarter of one percent (1/4%) per annum on the average principal amount of Fronted Loans outstanding (including amounts requested) during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date. The fronting fee shall be payable quarterly in arrears on the first day of each calendar quarter with respect to the immediately preceding calendar quarter, commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Loan Maturity Date or any earlier date on which a Fronting Bank's commitment to make Fronted Loans shall terminate.

                  6.12.2. INDEMNITIES. Each of the Lenders severally undertakes to keep the Fronting Banks indemnified as follows:

                  (a) Each Lender irrevocably and unconditionally undertakes to pay to the Administrative Agent for the account of each Fronting Bank, on demand made by such Fronting Bank through the Administrative Agent:

                           (i) such Lender's Commitment Percentage of each
                  amount which is expressed to be payable by any of the Borrowers to or for the account of such Fronting Bank by way of the payment, repayment or prepayment of any International Facility Loan and which the applicable Borrower fails to pay together with interest which has accrued with respect thereto, and

                            (ii) such additional amount as shall be necessary to
                  reimburse such Fronting Bank for its cost of funding the amount payable by such Lender as mentioned in sub-clause (i) above during the period beginning on the date the amount was due from the applicable Borrower and ending on the date demand is made on such Lender for payment of the same, and agrees that neither the Fronting Banks nor the Administrative Agent shall be obliged to make any demand on or take any proceedings against any of the Borrowers or any other person before making demand on such Lender hereunder.

                  (b) Each Lender irrevocably and unconditionally undertakes to pay to the Administrative Agent for the account of each Fronting Bank on demand made by such Fronting Bank through the Administrative Agent at any time after an Event of Default has occurred and is continuing and has not been waived, its Commitment Percentage of the Dollar Equivalent on the date of such payment of any outstanding International Facility Loan made by such Fronting Bank, and any such payment shall be in satisfaction pro tanto of the undertakings of such Lender contained in clause (a) above.

                  (c) If a Lender fails to make payment on the due date therefor of any amount due from it for the account of a Fronting Bank pursuant to clauses (a) or (b) above (a "RELEVANT AMOUNT") then (i) such Lender shall be deemed to be Delinquent Lender pursuant to Section 16.5.3, and
         (ii) until such Fronting Bank has received payment of the relevant amount in full (and without prejudice to any other rights or remedies of the Administrative Agent or such Fronting Bank in respect of such failure) such Fronting Bank shall be entitled to receive any interest which such Delinquent Lender would otherwise have been entitled to receive in respect of the Loan in respect of which the relevant amount is payable and (iii) such Delinquent Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents, and, for so long as such Lender remains a Delinquent Lender under this
         Section 6.12.2, the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such Delinquent Lender in the Loans to the extent of such participation.

                  (d) The Borrowers jointly and severally, irrevocably and unconditionally (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany), undertake (i) to reimburse to each Lender any amount paid by such Lender pursuant to this Section 6.12.2, and such amount shall be immediately due from the Borrowers to such Lender on the day such amount is paid by such Lender to the Administrative Agent, and shall accrue interest from such date until the date of payment in full of such amount (including all accrued and unpaid interest thereon) at the rate of interest applicable to overdue principal pursuant to
         Section 6.11.1, and (ii) to indemnify and hold each Lender harmless against all actions, proceedings, liabilities, claims, demands, costs and expenses of whatsoever nature and howsoever occurring which such Lender may properly incur, suffer or sustain by reason of its payment of such amount, including without limitation any losses (in Dollars) arising from fluctuations in currency rates between the date of any payment to the Administrative Agent by such Lender pursuant to clauses
         (a) or (b) above, and the date of such Lender's receipt of payment pursuant to this clause (d).

                  6.12.3. RESIGNATION OF FRONTING BANK. The DM Fronting Bank or the Sterling Fronting Bank may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and TransTechnology. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor DM Fronting Bank or Sterling Fronting Bank, as the case may be. Unless a Default or Event of Default shall have occurred and be continuing, such successor Fronting Bank shall be reasonably acceptable to TransTechnology. If no successor Fronting Bank shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Fronting Bank's giving of notice of resignation, then the retiring Fronting Bank may, on behalf of the Banks, appoint a successor Fronting Bank, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group, and having either the ability to fund DM Loans from a lending office located in Germany, if the retiring Fronting Bank is the DM Fronting Bank, or the ability to fund Sterling Loans from a lending office located in England, if the retiring Fronting Bank is the Sterling Fronting Bank. Upon the acceptance of any appointment as a Fronting Bank hereunder by a successor Fronting Bank, such successor Fronting Bank shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Fronting Bank, and the retiring Fronting Bank shall be discharged from its duties and obligations hereunder. After any retiring Fronting Bank's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as a Fronting Bank.

                  6.12.4.  NOTICE TO LENDERS.

                    The Administrative Agent will notify each of the Lenders as to such Lender's balance of all Fronted Loans outstanding at least once each month, and, upon a Lender's reasonable request, at any other time.

         6.13. LIMITS ON NUMBER OF SEPARATE EUROCURRENCY RATE LOANS. No more than ten (10) separate Eurocurrency Rate Loans (whether outstanding with respect to the Revolving Credit Loans, the Term Loan or International Facility Loans) may be outstanding under this Credit Agreement at any one time. Notwithstanding the foregoing, during the period commencing on the Closing Date and ending on the date which is the earlier of (i) sixty (60) days after the Closing Date and
(ii) the date on which the Administrative Agent notifies TransTechnology in writing that syndication of the Loans hereunder has been completed, there shall be no more than three (3) Eurocurrency Rate Loans in effect, the Interest Periods of which shall be no longer than one (1) month, and each of which shall terminate no later than the sixtieth (60th) day after the Closing Date.

                     7. COLLATERAL SECURITY AND GUARANTIES.

         7.1. SECURITY OF BORROWERS. Subject to Sections 7.3 and 7.4, all of the Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of TransTechnology, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which TransTechnology is a party. The Obligations of GmbH shall be secured by a security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of GmbH and SO OHG, whether now owned or hereafter acquired, pursuant to the terms of the German Security Documents. The Obligations of Limited shall be secured by a first priority fixed and floating charge over all of the assets of Limited, whether now owned or hereafter acquired, pursuant to the terms of the Debenture.

         7.2. GUARANTIES AND SECURITY OF SUBSIDIARIES. Each of the Domestic Subsidiaries shall guarantee the payment and performance of the Obligations pursuant to the terms of the Guaranties or of guaranties in similar form to the Subsidiary Guaranty. The obligations of each of the Guarantors shall be in turn secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the assets of each such Guarantor, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which each such Guarantor is a party.

         7.3. PLEDGES OF STOCK. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, including without limitation the German Pledge Agreement and the Charges Over Shares, to the extent that any pledge, lien, security interest, charge, mortgage or other encumbrance over any shares of a Foreign Subsidiary granted by TransTechnology or any of its Domestic Subsidiaries extends or purports to extend to any shares in excess of 65% of the aggregate issued and outstanding shares of capital stock of such Foreign Subsidiary, neither the Administrative Agent nor any of the Lenders shall exercise any rights it may have or purport to have with respect to such excess shares. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, in the event that TransTechnology or any of the Domestic Subsidiaries delivers to the Administrative Agent or, as the case may be, a Fronting Bank acting on behalf of the Administrative Agent, certificates or other instruments representing greater than 65% of the aggregate issued and outstanding shares of capital stock of such Foreign Subsidiary, the shares in excess of 65% of such Foreign Subsidiary's capital stock shall not be subject to any pledge, lien, security interest, charge, mortgage or other encumbrance under this Agreement or any of the other Loan Documents but shall be held in the custody of the Administrative Agent or such Fronting Bank for and on behalf of TransTechnology or such Domestic Subsidiary, as applicable, until such time as TransTechnology or such Domestic Subsidiary shall have delivered to the Administrative Agent certificates or other instruments representing 65% of the aggregate issued and outstanding shares of capital stock of such Foreign Subsidiary, at which time the Administrative Agent or such Fronting Bank shall release the original certificates or other instruments delivered to it to TransTechnology or the applicable Domestic Subsidiary.

         7.4. GUARANTEES AND PLEDGES OF ASSETS OF FOREIGN SUBSIDIARIES. Not-withstanding anything to the contrary contained herein or in any of the other Loan Documents, no guarantee entered into by any Foreign Subsidiary, including without limitation either of the English Guarantees, shall be construed in any way as a guarantee of, and no pledge, lien, security interest, charge, mortgage or other encumbrance over any assets of a Foreign Subsidiary shall be construed in any way to secure, any obligation of TransTechnology or any of its Domestic Subsidiaries.

                       8. REPRESENTATIONS AND WARRANTIES.

         The Borrowers jointly and severally represent and warrant to the Lenders and the Administrative Agent, at the Closing Date and on each Acquisition Closing Date after giving effect to the Approved Acquisition occurring thereon, as follows:

         8.1. CORPORATE AUTHORITY.

                  8.1.1. INCORPORATION; GOOD STANDING. Each of the Borrowers and its respective Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its place of incorporation, (ii) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (iii) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a materially adverse effect on the business, assets or financial condition of such Borrower or Subsidiary.

                  8.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Subsidiaries are or are to become a party and the transactions contemplated hereby and thereby (i) are within the corporate authority of such Person, (ii) have been duly authorized by all necessary corporate proceedings, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers or their Subsidiaries, or any of the assets of any of the Borrowers or their Subsidiaries, are subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers or their Subsidiaries and (iv) do not conflict with any provision of the corporate charter, bylaws or memorandum and articles of association of, or any agreement or other instrument binding upon, any of the Borrowers or their Subsidiaries.

                  8.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Subsidiaries are or are to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

         8.2. GOVERNMENTAL APPROVALS. Except as set forth on SCHEDULE 8.2 hereto, the execution, delivery and performance by each of the Borrowers and their respective Subsidiaries of this Credit Agreement, the other Loan Documents and the Acquisition Documents to which any of the Borrowers or any of their Subsidiaries are or are to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained.

         8.3 TITLE TO PROPERTIES; LEASES. Except as indicated on SCHEDULE 8.3 hereto, (a) TransTechnology and its respective Subsidiaries own all of the assets reflected in the consolidated balance sheet of TransTechnology and its Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date) subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens, and (b) all of TransTechnology's and its respective Subsidiaries' assets are reflected in the consolidated balance sheet as at the Balance Sheet Date described in Section 8.4.1.

         8.4. FINANCIAL STATEMENTS AND PROJECTIONS.

                  8.4.1. FINANCIAL STATEMENTS. There has been furnished to each of the Lenders a consolidated balance sheet of TransTechnology and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of TransTechnology and its Subsidiaries for the fiscal year then ended, certified by Deloitte & Touche LLP. Such balance sheet and statement of income have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of TransTechnology as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of TransTechnology or any of its Subsidiaries as of such date involving material amounts, known to the officers of TransTechnology, which were not disclosed in such balance sheet and the notes related thereto.

                  8.4.2. PROJECTIONS. There has been furnished to each of the Lenders projections (dated July 23, 1999) of the annual operating budgets of TransTechnology and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2000 to 2004 fiscal years (the "PROJECTIONS"), which fairly disclose all assumptions made with respect to general economic, financial and market conditions used in their formulation. To the knowledge of TransTechnology, no facts exist that (individually or in the aggregate) would result in any material change in any of the Projections. The Projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of TransTechnology of the results of operations and other information projected therein.

         8.5. NO MATERIAL CHANGES, ETC.

         (a) Since the Balance Sheet Date there has occurred no materially adverse change in the financial condition or business of TransTechnology or any of its Subsidiaries or any material assets of TransTechnology or any of its Subsidiaries as shown on or reflected in the consolidated balance sheet of TransTechnology and its Subsidiaries as at the Balance Sheet Date, or the consolidated statement of income for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of TransTechnology or any of its Subsidiaries or any material assets of TransTechnology or any of its Subsidiaries.

         (b) Each of the Borrowers and each of their Subsidiaries (before and after giving effect to the transactions contemplated by this Credit Agreement and the other Loan Documents) (i) is solvent, (ii) has assets having a fair value in excess of its liabilities, (iii) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured, and (iv) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

         8.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. Each of the Borrowers and each of their Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

         8.7. LITIGATION. Except as set forth in SCHEDULE 8.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened against any of the Borrowers or their Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of any of the Borrowers or their Subsidiaries or materially impair the right of any of the Borrowers or their Subsidiaries to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrowers and their Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

         8.8. NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrowers nor any of their Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of any of the Borrowers or their Subsidiaries. None of the Borrowers nor any of their Subsidiaries is a party to any contract or agreement that is in default or has or is expected, in the judgment of the Borrowers' officers, to have any materially adverse effect on the business of any of the Borrowers or their Subsidiaries.

         8.9. COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrowers nor any of their Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, act, statute, license, rule, regulation or other law, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of any of the Borrowers or their Subsidiaries.

         8.10. TAX STATUS. Except as disclosed on SCHEDULE 8.10 hereto, each of the Borrowers and its Subsidiaries (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (ii) has paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrowers know of no basis for any such claim.

         8.11. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         8.12. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrowers nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor are any of the Borrowers or their Subsidiaries an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         8.13. ABSENCE OF FINANCING STATEMENTS, ETC. There is no financing statement, security agreement, chattel mortgage, real estate mortgage, lease or other document filed or recorded with any filing records, registry or other public office, or otherwise, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of any of the Borrowers or their Subsidiaries or any rights relating thereto, except with respect to Permitted Liens.

         8.14. PERFECTION OF SECURITY INTEREST. All filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interests in and charges over the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any material setoff, claims, withholdings or other defenses. The Borrowers or their Subsidiaries, as specified in the Security

Documents, are the owners of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

         8.15. CERTAIN TRANSACTIONS. Except for arm's length transactions pursuant to which any of the Borrowers or their Subsidiaries or any officer, director or employee of such Borrower or Subsidiary makes payments in the ordinary course of business upon terms no less favorable than such Borrowers, Subsidiaries, officers, directors or employees could obtain from third parties, none of the officers, directors, or employees of any of the Borrowers or their Subsidiaries is presently a party to any transaction with any of the Borrowers or their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of any Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

         8.16. EMPLOYEE BENEFIT PLANS.

                  8.16.1. IN GENERAL. Each Employee Benefit Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions. TransTechnology has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under ss.103(d) of ERISA, with respect to each Guaranteed Pension Plan.

                  8.16.2. TERMINABILITY OF WELFARE PLANS. Under each Employee Benefit Plan which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA, or as provided in the Tinnerman Acquisition Agreement). Except as provided in the Tinnerman Acquisition Agreement, TransTechnology or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of TransTechnology or such ERISA Affiliate without liability to any Person.

                  8.16.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by TransTechnology or any ERISA

         Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Except with respect to the Guaranteed Pension Plan to be established by TransTechnology as described in, and to the extent provided in, the Tinnerman Acquisition Agreement, based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

                  8.16.4. MULTIEMPLOYER PLANS. Other than (a) the Electronics Local 431 Pension Fund relating to employees of Seeger Inc., a Subsidiary of TransTechnology, and (b) the Western Pennsylvania Teamster and Employers Pension Fund relating to employees of TransTechnology's Breeze-Industrial division, neither TransTechnology nor any ERISA Affiliate is a member of any Multiemployer Plan. Neither TransTechnology nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither TransTechnology nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

                  8.16.5. COMPLIANCE WITH EMPLOYMENT BENEFIT LAWS. Except as set forth in SCHEDULE 8.16.5 hereto, none of the Borrowers nor any of their Subsidiaries is in violation of any material provision of any applicable pension, retirement funding or employee benefit legislation in any jurisdiction.

         8.17. USE OF PROCEEDS. The proceeds of the Loans shall be used to refinance certain Indebtedness of the Borrowers under the Prior Credit Agreement, to finance Approved Acquisitions and for working capital and general corporate purposes of the Borrowers. TransTechnology will obtain Letters of Credit solely for working capital and general corporate purposes. No portion of any Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224. No portion of the proceeds of any Loans is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of (a) knowingly purchasing, or providing credit support for the purchase of, Ineligible Securities from a
Section 20 Subsidiary during any period in which such Section 20 Subsidiary makes a market in such Ineligible Securities, (b) knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period, any Ineligible Securities being underwritten or privately placed by a Section 20 Subsidiary, or (c) making, or providing credit support for the making of, payments of principal or interest on Ineligible Securities underwritten or privately placed by a Section 20 Subsidiary and issued by or for the benefit of the Borrowers or any Subsidiary or other Affiliate of any of the Borrowers.

         8.18. ENVIRONMENTAL COMPLIANCE. Each of the Borrowers and their Subsidiaries has taken all necessary steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such diligent investigation, has determined that, except as set forth on SCHEDULE 8.18 attached hereto:

                  (a) none of the Borrowers, their Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any European Union, national, federal, state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect or the business, assets or financial condition of any of the Borrowers or their Subsidiaries or the consummation of the transactions referred to in this Agreement;

                  (b) the Borrowers and their Subsidiaries have conducted all business operations on the Real Estate and continue to operate and maintain their businesses in compliance in all material respects with all applicable Environmental Laws and any other European Union, national, federal, state and local laws, rules and regulation relating to air emissions, water discharge, noise emissions, solid, or liquid waste disposal, hazardous waste, or materials, or other environmental, health or safety matters and there are no outstanding citations, notices, or order of non-compliance issued to any of the Borrowers or their Subsidiaries, or relating to the respective businesses, assets, Real Estate, other property, leaseholds, or equipment of any of the Borrowers or their Subsidiaries under any such laws, rules or regulations; and

                  (c) None of the Borrowers and their Subsidiaries, any Mortgaged Property and any of the other Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of any Mortgage or to the effectiveness of any other transactions contemplated hereby.

         8.19. SUBSIDIARIES, ETC. A complete and correct list of the Subsidiaries of each of the Borrowers and the jurisdictions of their incorporation as of the Closing Date is set forth on SCHEDULE 8.19 hereto. Except as set forth on SCHEDULE 8.19 hereto, none of the Borrowers nor any of their Subsidiaries is engaged in any joint venture or partnership with any other Person.

         8.20. BANK ACCOUNTS. SCHEDULE 8.20 sets forth the account numbers and location of all bank accounts of each of the Borrowers and their Subsidiaries.

         8.21. YEAR 2000 COMPLIANCE. The Borrowers and their Subsidiaries have undertaken a review, the extent of which the Borrowers believe to be commercially reasonable, of their critical business and operational systems which could be adversely affected by, and have developed a program to address on a timely basis, the "Year 2000 Problem" (i.e., the risk that computer applications used by the Borrowers or any of their Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999). Based upon such review and the implementation of such program, the Borrowers reasonably believe that the "Year 2000 Problem" will not have any materially adverse effect on the business or financial condition of the Borrowers or any of their Subsidiaries.

                   9. AFFIRMATIVE COVENANTS OF THE BORROWERS.

         Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

         9.1. PUNCTUAL PAYMENT. Each of the Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans, all Reimbursement Obligations, the Letter of Credit Fees, the commitment fees, the Administrative Agent's fee, the fronting fee and all other amounts provided for in this Credit Agreement and the other Loan Documents to which any of the Borrowers or their Subsidiaries is a party, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

         9.2. MAINTENANCE OF OFFICES.

         (a) TransTechnology and each of its Domestic Subsidiaries (other than TransTechnology Canada) will maintain its chief executive office in Liberty Corner, New Jersey, or at such other place in the United States of America as TransTechnology shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon TransTechnology or such Subsidiary in respect of the Loan Documents to which TransTechnology or such Subsidiary is a party may be given or made.

         (b) GmbH will maintain its chief executive office in Konigstein, Germany, or at such other place in Germany as GmbH shall designate upon written notice to the Administrative Agent and the DM Fronting Bank, where notices, presentations and demands to or upon GmbH in respect of the Loan Documents to which GmbH is a party may be given or made.

         (c) Limited will maintain its registered office either in Bingley or Keighley, Yorkshire, England, or at such other place in England as Limited shall designate upon written notice to the Administrative Agent and the Sterling Fronting Bank, where notices, presentations and demands to or upon Limited in respect of the Loan Documents to which Limited is a party may be given or made.

         (d) TransTechnology Canada will maintain its chief executive office in Hamilton, Ontario, or at such other place in Canada as TransTechnology Canada shall designate upon written notice to the Administrative Agent, where notices, presentations and demands to or upon TransTechnology Canada in respect of the Loan Documents to which TransTechnology Canada is a party may be made or given.

         9.3. RECORDS AND ACCOUNTS. Each of the Borrowers will, and will cause each of its Subsidiaries to, (a) if such Borrower or Subsidiary is located in the United States, keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles and (b) if such Borrower or Subsidiary is located outside the United States, keep true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles in the country in which such Borrower or Subsidiary, as the case may be, is located. Each of the Borrowers will maintain adequate accounts and reserves for all taxes (including income taxes), depreciation, depletion, obsolescence and amortization of its properties and the properties of its Subsidiaries, contingencies, and other reserves.

         9.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION.
Trans-Technology will deliver to each of the Lenders:

                  (a) as soon as practicable, but in any event not later than one hundred (100) days after the end of each fiscal year of TransTechnology, the consolidated balance sheet of TransTechnology and its Subsidiaries and the consolidating balance sheet of TransTechnology and its Subsidiaries, each as at the end of such year, and the related consolidated and consolidating statements of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated and consolidating statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and certified (as to the consolidated statements) without qualification by Deloitte & Touche LLP or by other independent certified public accountants satisfactory to the Administrative Agent, together with a written statement from such accountants to the effect that they have read a copy of this Credit

         Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default; PROVIDED that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

                  (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the fiscal quarters of TransTechnology, copies of the unaudited consolidated balance sheet of TransTechnology and its Subsidiaries and the unaudited consolidating balance sheet of TransTechnology and its Subsidiaries, each as at the end of such quarter, and the related consolidated and consolidating statements of income and consolidated statement of cash flow for the portion of TransTechnology's fiscal year then elapsed, all in reasonable detail and prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of TransTechnology that the information contained in such financial statements fairly presents the financial position of TransTechnology and its Subsidiaries on the date thereof (subject to year-end adjustments);

                  (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer of TransTechnology in substantially the form of EXHIBIT D hereto and setting forth in reasonable detail computations evidencing compliance with the covenants contained in Section 11 and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

                  (d) contemporaneously with the filing or mailing thereof, copies of all material filed with the Securities and Exchange Commission or sent to the stockholders of TransTechnology which is either of a financial nature or addresses the Year 2000 Problem;

                  (e) by April 30 of each year, the annual budget of TransTechnology and its Subsidiaries for the next fiscal year; and

                  (f) from time to time such other financial data and information (including accountants' management letters) as the Administrative Agent or any Lender may reasonably request.

         9.5. NOTICES.

                  9.5.1. DEFAULTS. Each of the Borrowers will promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Credit Agreement or any other note, evidence of indebtedness, indenture or other obligation to which or with respect to which any of the Borrowers or their Subsidiaries is a party or obligor, whether as principal, guarantor, surety or otherwise, each of the Borrowers shall forthwith give written notice thereof to the Administrative Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

                  9.5.2. ENVIRONMENTAL EVENTS. Each of the Borrowers will promptly give notice to the Administrative Agent and each of the Lenders (i) of any violation of any Environmental Law that any of the Borrowers or their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (ii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, or any federal, state or local environmental agency or board, that has the potential to materially affect the assets, liabilities, financial conditions or operations of any of the Borrowers or their Subsidiaries, or the Administrative Agent's mortgages, deeds of trust or security interests pursuant to the Security Documents.

                  9.5.3. NOTIFICATION OF CLAIMS AGAINST COLLATERAL. Each of the Borrowers will, immediately upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the Administrative Agent's rights with respect to the Collateral, are subject.

                  9.5.4. NOTICE OF LITIGATION AND JUDGMENTS. Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any of the Borrowers or their Subsidiaries or to which any of the Borrowers or their Subsidiaries is or becomes a party involving an uninsured claim against any of the Borrowers or their Subsidiaries that could reasonably be expected to have a materially adverse effect on any of the Borrowers or their Subsidiaries and stating the nature and status of such litigation or proceedings. Each of the Borrowers will, and will cause each of its Subsidiaries to, give notice to the Administrative Agent and each of the Lenders, in writing, in form and detail satisfactory to the Administrative Agent, within ten (10) days of any judgment not covered by insurance, final or otherwise, against such Borrower or any of its Subsidiaries in an amount in excess of $1,000,000.

         9.6. CORPORATE EXISTENCE; MAINTENANCE OF PROPERTIES. Each of the Borrowers will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and those of its Subsidiaries. Each of the Borrowers (i) will cause all of its properties and those of its

Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment, (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of such Borrower may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, and (iii) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; PROVIDED that nothing in this Section 9.6 shall prevent any Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not in the aggregate materially adversely affect the business of any of the Borrowers and their Subsidiaries on a consolidated basis.

         9.7. INSURANCE. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent and in accordance with the terms of the Security Agreements, including provisions naming the Administrative Agent as additional loss payee and providing for a minimum thirty (30) days' notice to the Administrative Agent prior to cancellation. Each of the Borrowers will, and will cause each of its Subsidiaries to, maintain insurance on the Mortgaged Properties in accordance with the terms of the Mortgages. Upon reasonable request from the Administrative Agent, the Borrowers shall furnish the Administrative Agent from time to time with information concerning the Borrowers' and their Subsidiaries' insurance, including (when requested) copies of the certificates of insurance evidencing such insurance.

         9.8. TAXES. Each of the Borrowers will, and will cause each of its Subsidiaries to, duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other governmental charges imposed upon it and its real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if such contesting Borrower or Subsidiary shall have set aside on its books adequate reserves with respect thereto; and PROVIDED further that each of the Borrowers and its Subsidiaries will pay all such taxes, assessments, charges, levies or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor.

         9.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

                  9.9.1. GENERAL. Each of the Borrowers shall permit the Lenders, through the Administrative Agent or any of the Lenders' other designated representatives, to visit and inspect any of the properties of such Borrower and any of its Subsidiaries, to examine the books of account of such Borrower and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of such Borrower and its Subsidiaries with, and to be advised as to the same by, its and their officers, all at such reasonable times and intervals as the Administrative Agent or any Lender may reasonably request. Upon the request of the Administrative Agent, TransTechnology will obtain and deliver to the Administrative Agent a report of an independent collateral auditor satisfactory to the Administrative Agent (which may be affiliated with one of the Lenders) setting forth such information regarding the Collateral as the Administrative Agent may reasonably require. All such collateral value reports shall be conducted and made at the expense of TransTechnology. If an Event of Default shall have occurred and be continuing, each of the Borrowers upon the request of the Administrative Agent, will obtain and deliver to the Administrative Agent appraisal reports in form and substance and from appraisers satisfactory to the Administrative Agent, stating (i) the then current fair market, orderly liquidation and forced liquidation values of all or any portion of the equipment or real estate owned by such Borrower or any of its Subsidiaries and (ii) the then current business value of such Borrower and its Subsidiaries. All such appraisals shall be conducted and made at the expense of the Borrower obtaining and delivering such appraisal reports.

                  9.9.2. ENVIRONMENTAL ASSESSMENTS. Whether or not an Event of Default shall have occurred, the Administrative Agent may, from time to time, in its discretion for the purpose of assessing and ensuring the value of any Mortgaged Property, obtain one or more environmental assessments or audits of such Mortgaged Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Administrative Agent to evaluate or confirm
         (i) whether any Hazardous Materials are present in the soil or water at such Mortgaged Property and (ii) whether the use and operation of such Mortgaged Property complies with all Environmental Laws. Environmental assessments may include without limitation detailed visual inspections of such Mortgaged Property including any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as the Administrative Agent deems appropriate. All such environmental assessments shall be conducted at the expense of TransTechnology.

                  9.9.3. COMMUNICATIONS WITH ACCOUNTANTS. Each of the Borrowers authorizes the Administrative Agent and, if accompanied by the Administrative Agent, the Lenders to communicate directly with such Borrower's independent certified public accountants, PROVIDED that TransTechnology shall have received advance notice of any such communications, and authorizes such accountants to disclose to the

         Administrative Agent and the Lenders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Borrower or any of its Subsidiaries. At the request of the Administrative Agent, each of the Borrowers shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this section 9.9.3.

         9.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of the Borrowers will, and will cause each of its Subsidiaries to, comply in all material respects with (i) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its charter documents and, in the event such by-laws exist, its by-laws, (iii) all agreements and instruments by which it or any of its properties may be bound and (iv) all applicable decrees, orders, and judgments. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any of the Borrowers or their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which such Borrower or Subsidiary is a party, such Borrower will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

         9.11. EMPLOYEE BENEFIT PLANS. TransTechnology will (i) promptly upon filing the same with the United States Department of Labor or Internal Revenue Service, upon request of the Administrative Agent, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan and (ii) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under Sections 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a
Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA. Each of the Borrowers and each of their Subsidiaries shall comply with all applicable pension, retirement funding or employee benefit legislation in any jurisdiction.

         9.12. USE OF PROCEEDS. The proceeds of the Loans shall be used to refinance certain Indebtedness of the Borrowers under the Prior Credit Agreement, to finance Approved Acquisitions, and for working capital and general corporate purposes of the Borrowers. TransTechnology will obtain Letters of Credit solely for working capital and general corporate purposes.

         9.13. ADDITIONAL MORTGAGED PROPERTY. If, after the Closing Date, any of the Borrowers or their Subsidiaries acquires or leases for a term in excess of five (5) years real estate used as a manufacturing or warehouse facility, such Borrower shall, or shall, upon the request of the Administrative Agent or the Majority Lenders, cause such Subsidiary to, forthwith deliver to the Administrative Agent a fully executed mortgage or deed of trust over such real estate, in form and substance satisfactory to the Administrative Agent, together with title insurance policies, surveys, evidences of insurance with the Administrative Agent named as loss payee and additional insured, legal opinions and other documents and certificates with respect to such real estate as was required for Real Estate of such Borrower or Subsidiary as of the Closing Date. Each of the Borrowers further agrees that, following the taking of such actions with respect to such real estate, the Administrative Agent shall have for the benefit of the Lenders and the Administrative Agent a valid and enforceable first priority mortgage or deed of trust over such real estate, free and clear of all defects and encumbrances except for Permitted Liens.

         9.14. BANK ACCOUNTS. Each of the Borrowers will, and will cause its Subsidiaries to, together with the employees, agents and other Persons acting on behalf of such Borrower or Subsidiary, receive and hold in trust for the Administrative Agent and the Lenders all payments constituting proceeds of accounts receivable or other Collateral which come into their possession or under their control and, immediately upon receipt thereof, deposit such payments in the form received, with any appropriate endorsements, in one of the accounts designated as a lockbox or central depository account on SCHEDULE 8.20.

         9.15. INTEREST RATE PROTECTION. With effect from a date no later than December 31, 1999, TransTechnology will maintain interest rate protection arrangements on terms and conditions satisfactory to the Administrative Agent with respect to a principal amount of at least $125,000,000 for a period of three (3) years from the date of implementation of such arrangements; PROVIDED that if prior to December 31, 1999, TransTechnology shall have issued at least $125,000,000 of fixed rate long-term debt, the requirement for interest rate protection arrangements detailed in this Section 9.15 will be considered met.

         9.16. FURTHER ASSURANCES. Each of the Borrowers will, and will cause each of its Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

                10. CERTAIN NEGATIVE COVENANTS OF THE BORROWERS.

         Each of the Borrowers covenants and agrees that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligations to issue, extend or renew any Letters of Credit:

         10.1. RESTRICTIONS ON INDEBTEDNESS. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume, guarantee, or be or remain liable, contingently or otherwise, with respect to, any Indebtedness other than:

                  (a) Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

                  (b) current liabilities of any of the Borrowers or their Subsidiaries incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                  (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 9.8;

                  (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which any of the Borrowers or Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (f) Subordinated Debt not exceeding $150,000,000 in aggregate principal amount at any I time outstanding;

                  (g) obligations under Capitalized Leases not exceeding $8,000,000 in aggregate amount at any time outstanding;

                  (h) Indebtedness incurred in connection with (i) the acquisition after the Closing Date of any real or personal property by any of the Borrowers or their Subsidiaries, and (ii) the issuance by any of the Borrowers or their Subsidiaries of any industrial revenue bonds, industrial development bonds or similar instruments, PROVIDED that the aggregate principal amount of Indebtedness of TransTechnology and its Subsidiaries incurred pursuant to this clause (h) shall not exceed the aggregate amount of $10,000,000 at any one time;

                  (i) Indebtedness existing on the date hereof and listed and described on SCHEDULE 10.1 hereto; and

                  (j) Indebtedness of any Subsidiary of TransTechnology to TransTechnology; PROVIDED that such Indebtedness shall be evidenced by promissory notes duly executed by the obligor, and all such intercompany notes shall be pledged and delivered to the Administrative Agent and be in form and substance satisfactory to the Administrative Agent.

         10.2. RESTRICTIONS ON LIENS. The Borrowers will not, and will not permit any of their Subsidiaries to, (i) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of such property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; PROVIDED that the Borrowers and their Subsidiaries may create or incur or suffer to be created or incurred or to exist:

                  (a) liens in favor of a Borrower on all or part of the assets of Subsidiaries of such Borrower securing Indebtedness owing by such Subsidiaries to such Borrower;

                  (b) liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties other than Mortgaged Properties to secure claims for labor, material or supplies in respect of obligations not overdue or delinquent;

                  (c) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                  (d) liens on properties other than Mortgaged Properties in respect of judgments or awards, the Indebtedness with respect to which is permitted by Section 10.1(d);

                  (e) liens of carriers, warehousemen, mechanics and materialmen, and other like liens on properties other than Mortgaged Properties, in existence less than 120 days from the date of creation thereof in respect of obligations not overdue or delinquent;

                  (f) encumbrances on Real Estate other than the Mortgaged Property consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which a Borrower or a Subsidiary of a Borrower is a party, and other minor liens or encumbrances none of which in the opinion of the Borrowers interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers and their Subsidiaries, which defects do not individually or in the aggregate have a materially adverse effect on the business of any Borrower individually or of TransTechnology and its Subsidiaries on a consolidated basis;

                  (g) liens existing on the date hereof and listed on SCHEDULE
         10.2 hereto;

                  (h) security interests in, or purchase money mortgages on, real or personal property other than Mortgaged Properties acquired after the date hereof to secure Indebtedness of the type permitted by
         Section 10.1(h)(i), in amounts not to exceed those permitted by Section 10.1(h), and incurred in connection with the acquisition of such property, which security interests or mortgages cover only the real or personal property so acquired (or comparable security interests, such as collateral assignments or retention of title agreements entered into in the ordinary course of business);

                  (i) liens and encumbrances on each Mortgaged Property as and to the extent permitted by the Mortgage applicable thereto; and

                  (j) liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents.

         10.3. RESTRICTIONS ON INVESTMENTS. The Borrowers will not, and will not permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America, the Federal Republic of Germany or the United Kingdom that mature within one (1) year from the date of purchase;

                  (b) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States or Canadian banks having total assets in excess of $1,000,000,000 or, with respect to Subsidiaries of TransTechnology located outside the United States, deposit accounts with local banks having total assets in excess of $1,000,000,000 or the local currency equivalent thereof;

                  (c) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any state thereof that at the time of purchase have been rated and the ratings for which are not less than "P 1" if rated by Moody's Investors Services, Inc., and not less than "A 1" if rated by Standard and Poor's;

                  (d) Investments existing on the date hereof and listed on
         SCHEDULE 10.3 hereto;

                  (e) Investments with respect to Indebtedness permitted by
         Section 10.1(j) so long as such entities remain Subsidiaries of TransTechnology;

                  (f) Investments consisting of the Guaranties or Investments by TransTechnology in Subsidiaries of TransTechnology existing on the Closing Date;

                  (g) Investments consisting of promissory notes received as proceeds of asset dispositions permitted by Section 10.5.2;

                  (h) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding; and (i) other Investments in an aggregate amount not in excess of $100,000;

PROVIDED, HOWEVER, that, with the exception of demand deposits referred to in
Section 10.3(b) and loans and advances referred to in Section 10.3(h), such Investments will be considered Investments permitted by this Section 10.3 only if all actions have been taken to the satisfaction of the Administrative Agent to provide to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, a first priority perfected security interest in all of such Investments free of all encumbrances other than Permitted Liens; and PROVIDED, FURTHER, that, subject to Section 7.4, no Investments in any Subsidiaries shall be permitted unless such Subsidiary either is at the time of such Investment a Guarantor or at such time enters into a guaranty or joinder or other agreement, in each case in form and substance acceptable to the Administrative Agent, pursuant to which such Subsidiary becomes a guarantor of the payment and performance of the Obligations.

         10.4. DISTRIBUTIONS. TransTechnology will not make, or permit any of its Subsidiaries to make, any Distributions, EXCEPT that, so long as no Default or Event of Default has occurred and is continuing or would result therefrom, TransTechnology may declare and pay dividends on or in respect of any shares of its capital stock in an aggregate amount not to exceed $2,000,000 paid in any period of twelve (12) consecutive months.

         10.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

                  10.5.1. MERGERS AND ACQUISITIONS. The Borrowers will not, and will not permit any of their Subsidiaries to, become a party to any merger or consolidation, to convert any of the Borrowers or their Subsidiaries from one form of corporate organization or partnership to another, or agree to or effect any asset acquisition or stock acquisition, other than:

                           (a) the acquisition of assets (other than assets
                  which constitutes all or a substantial part of a business or division) in the ordinary course of business consistent with the past practices of the TransTechnology Group;

                           (b) Approved Acquisitions, subject to fulfillment of
                  the conditions set forth in the definition thereof;

                           (c) the merger or consolidation of one or more of the
                  Subsidiaries of TransTechnology with and into TransTechnology; or

                           (d) the merger, conversion or consolidation of two or
                  more Subsidiaries of TransTechnology, PROVIDED that no assets of any such Subsidiary which prior to such merger or consolidation were pledged to the Administrative Agent or the Lenders or in or over which the Administrative Agent or the Lenders had any security interest, charge, lien or other encumbrance shall, as a result of such merger, conversion or consolidation, cease to be so pledged or otherwise encumbered.

                  10.5.2. DISPOSITION OF ASSETS. The Borrowers will not, and will not permit any of their Subsidiaries to, become a party to or agree to or effect any disposition of assets, other than:

                           (a) the disposition of assets (other than assets
                  which constitutes all or a substantial part of a business or division) in the ordinary course of business, consistent with the past practices of the TransTechnology Group;

                           (b) the disposition of the assets listed in SCHEDULE
                  10.5.2, PROVIDED that (i) such disposition is for consideration equal to or greater than the fair market value of such assets, as determined by the management of the selling member of the TransTechnology Group in its reasonable discretion and (ii) the proceeds of any such disposition shall be paid to the Administrative Agent for the account of the Lenders, to be applied against the Loans in accordance with
                  Section 4.9; and

                           (c) the disposition of the assets identified on the
                  most recent balance sheet of TransTechnology and its Subsidiaries as belonging to or employed in operations identified in such balance sheet as discontinued operations of the TransTechnology Group, PROVIDED that the proceeds of any such disposition shall be paid to the Administrative Agent for the account of the Lenders, to be applied against the Loans in accordance with Section 4.9;

PROVIDED, however, that in the event of any disposition of assets specifically permitted pursuant to this Section 10.5.2, the Administrative Agent shall be required, upon the request of any of the Borrowers, to release any security interest in the Administrative Agent's favor on any such assets, and the Administrative Agent is hereby authorized to release any such security interest by each of the Lenders.

         10.6. SALE AND LEASEBACK. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby any Borrower or Subsidiary of a Borrower shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that any member of the TransTechnology Group intends to use for substantially the same purpose as the property being sold or transferred.

         10.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrowers will not, and will not permit any of their Subsidiaries to, (i) construct or install on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (ii) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause any material release (i.e., releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping) of Hazardous Substances on, upon or into the Real Estate, or (iii) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would be in material violation of any Environmental Law or bring such Real Estate in material violation of any Environmental Law.

         10.8. SUBORDINATED DEBT. Without the prior written consent of the Majority Lenders and the Administrative Agent, TransTechnology will not, and will not permit any of its Subsidiaries to:

                  (a) amend or modify the provisions of any Subordinated Debt so as to affect the subordination of such Subordinated Debt to the Obligations, or accelerate the required payment dates or the maturity of such Subordinated Debt, or impose upon TransTechnology and its Subsidiaries materially more onerous or restrictive covenants, events of default or remedies, or otherwise and in similar fashion adversely affect the interests of the Lenders hereunder in any material respect; or

                  (b) make any optional payment, prepayment, redemption or repurchase of any Subordinated Debt, including without limitation any payments on account of or for any sinking fund or other similar fund for the repurchase, retirement or redemption of Subordinated Debt, other than as required by the terms thereof and in accordance with the subordination provisions applicable thereto.

         10.9. EMPLOYEE BENEFIT PLANS. Neither TransTechnology nor any ERISA Affiliate will:

                  (a) engage in any "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for TransTechnology or any of its Subsidiaries; or

                  (b) permit any Guaranteed Pension Plan to incur an "accumulated funding deficiency", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

                  (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of TransTechnology or any of its Subsidiaries pursuant to
         Section 302(f) or Section 4068 of ERISA; or

                  (d) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Plans, disregarding for this purpose the benefit liabilities and assets of any such Plan with assets in excess of benefit liabilities.

         10.10. BANK ACCOUNTS. TransTechnology will not, and will not permit any of its Subsidiaries to, (i) establish any bank accounts other than those listed on SCHEDULE 8.20 without the Administrative Agent's prior written consent, (ii) violate directly or indirectly any bank agency or lock box agreement in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent with respect to such account, or (iii) deposit into any of the payroll accounts listed on SCHEDULE 8.20 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts.

         10.11. OPERATING LEASES. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume, guarantee or remain liable for, contingently or otherwise, any Rental Obligations with respect to Operating Leases in excess of an aggregate amount of $5,500,000 scheduled to become due and payable in any fiscal year.

         10.12. SO OHG PARTNERSHIP AGREEMENT. TransTechnology will not, and will not permit any of its Subsidiaries to, amend, supplement, restate or otherwise modify the Partnership Agreement of SO OHG as in effect as of October 27, 1995, in any way which adversely affects any of the security interests created by the German Security Documents or otherwise adversely affects the interest of the Administrative Agent or any of the Lenders, without the prior written consent of the Administrative Agent, the DM Fronting Bank and the Majority Lenders.

         10.13. MAINTENANCE OF BUSINESS. The Borrowers will not, and will not permit any of their Subsidiaries to, materially change the business of such Borrower or Subsidiary from the Business.

                    11. FINANCIAL COVENANTS OF THE BORROWERS.

         The Borrowers jointly and severally covenant and agree that, so long as any Loan, Unpaid Reimbursement Obligation, Letter of Credit or Note is outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

         11.1. CONSOLIDATED EBITDA TO CONSOLIDATED TOTAL INTEREST EXPENSE. TransTechnology will not permit the ratio of Consolidated EBITDA for any Reference Period ending during any period described in the table set forth below to Consolidated Total Interest Expense for such Reference Period to be less than the ratio set forth opposite such period in such table:

         @@

              Period                                      Ratio
              ------                                      -----

                   From the Closing Date through        2.25 : 1
                   December 31, 2000

                   From January 1, 2001 through         2.50 : 1
                   June 30, 2002

                   From July 1, 2002 and thereafter     2.75 : 1
         @@

         11.2. FIXED CHARGE COVERAGE RATIO. TransTechnology will not permit the ratio of (a) the aggregate amount of (i) Consolidated EBITDA for any Reference Period ending during any period described in the table set forth below, LESS
(ii) the amount of Capital Expenditures of TransTechnology and its Subsidiaries for such Reference Period, to (b) the aggregate amount of Consolidated Total Interest Expense for such Reference Period, PLUS the aggregate amount of payments of principal of any Funded Indebtedness of TransTechnology and its Subsidiaries actually made or required to be made during such Reference Period (including, for the avoidance of doubt, any such payments made or required to be made in respect of the Term Loan or with respect to any Subordinated Debt), but excluding any such amounts required to be repaid pursuant to Section 4 hereof, to be less than the ratio set forth opposite such period in such table:

         @@

                   Period                                Ratio
                   ------                                -----

                   From the Closing Date through        1.50 : 1
                   December 31, 2000

                   From January 1, 2001 through         1.75 : 1
                   June 30, 2002

                   From July 1, 2002 and thereafter     2.00 : 1
         @@

         11.3. LEVERAGE RATIO. TransTechnology will not permit the Leverage Ratio at any time during any Reference Period ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:
         @@
                   Period                                Ratio
                   ------                                -----

                   From the Closing Date through        5.00 : 1
                   March 31, 2000

                   From April 1, 2000 through           4.75 : 1
                   March 31, 2001

                   From April 1, 2001 and thereafter    4.50 : 1

         @@

         11.4. SENIOR LEVERAGE RATIO. TransTechnology will not permit the Senior Leverage Ratio at any time during any Reference Period ending during any period described in the table set forth below, to exceed the ratio set forth opposite such period in such table:
         @@
                   Period                               Ratio
                   ------                               -----

                   From the Closing Date through        3.75 : 1
                   March 31, 2000

                   From April 1, 2000 through           3.50 : 1
                   March 31, 2001

                   From April 1, 2001 and thereafter    3.25 : 1

         @@

PROVIDED, that from and after the Placing Date, the applicable table shall be as follows:

         @@
                   Period                               Ratio
                   ------                               -----

                   From the Closing Date through        3.25 : 1
                   March 31, 2000

                   From April 1, 2000 through           3.00 : 1
                   March 31, 2001

                   From April 1, 2001 and thereafter    2.75 : 1

         @@

         11.5. MINIMUM NET WORTH. TransTechnology will not permit Consolidated Net Worth at any time to be less than $112,500,000, as such amount shall be increased at the end of each fiscal quarter (commencing with the fiscal quarter ending on or around September 30, 1999), for the fiscal quarter thereafter, by the addition of seventy-five percent (75%) of Consolidated Net Income earned after June 30, 1999.

         11.6. CAPITAL EXPENDITURES. Subject to the last sentence of this
Section 11.6, TransTechnology will not make, or permit any Subsidiary of TransTechnology to make, Capital Expenditures in any fiscal year that exceed in the aggregate for

TransTechnology and its Subsidiaries for such fiscal year the amount set forth for such fiscal year in the chart below:

         @@
            Fiscal Year                                 Amount
            -----------                                 ------

            Ending on March 31, 2000                    $12,000,000

            Ending on March 31, 2001                    $12,000,000

            Ending on March 31, 2002                    $13,000,000

            Ending on March 31, 2003                    $15,000,000

            Ending on March 31, 2004 and thereafter     $15,000,000

         @@

If during any fiscal year set forth in the table above the amount of Capital Expenditures permitted for that fiscal year is not utilized, the unutilized amount may be utilized in any subsequent fiscal year, PROVIDED, HOWEVER, that the aggregate amount of (i) the unutilized portion from any one fiscal year, PLUS (ii) any unutilized portion previously carried forward and which remains unutilized, which may be carried forward from one fiscal year to the subsequent fiscal year shall not exceed $2,000,000.

                             12. CLOSING CONDITIONS.

         The obligations of the Lenders to make the initial Revolving Credit Loans, of the Fronting Banks to make the initial International Facility Loans, and of the Issuing Bank to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

         12.1. LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. The Administrative Agent shall have received a fully executed copy of each such document.

         12.2. CERTIFIED COPIES OF CHARTER DOCUMENTS. Each of the Lenders shall have received from TransTechnology and each of its Subsidiaries a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of (i) its charter or other incorporation documents as in effect on such date of certification, and (ii) its by-laws as in effect on such date.

         12.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by TransTechnology and each of its Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to each of the Lenders.

         12.4. INCUMBENCY CERTIFICATE. Each of the Lenders shall have received from TransTechnology and each of its Subsidiaries an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of TransTechnology or such Subsidiary, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of each of TransTechnology and such Subsidiary, each of the Loan Documents and Acquisition Documents to which TransTechnology or such Subsidiary is or is to become a party; and (ii) in the case and the Borrowers, to make Loan Requests and Conversion Requests, to apply for Letters of Credit, and to give notices and to take other action on behalf of the Borrowers under the Loan Documents.

         12.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

         12.6. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Administrative Agent shall have received from each of TransTechnology and its Subsidiaries a completed and fully executed Perfection Certificate and the results of UCC searches or searches of any other relevant register of charges or commercial register with respect to the Collateral, indicating no liens other than Permitted Liens and otherwise in form and substance satisfactory to the Administrative Agent.

         12.7. SURVEYS. The Administrative Agent shall have received a Survey of each Mortgaged Property as to which a survey has been conducted on or prior to the date hereof.

         12.8. TITLE INSURANCE, ETC..

         (a) The Administrative Agent shall have received a Title Policy covering each Mortgaged Property located in the United States (or commitments to issue such policies, with all conditions to issuance of the Title Policy deleted by an authorized agent of the Title Insurance Company) together with proof of payment of all fees and premiums for such policies, from the Title Insurance Company and in amounts satisfactory to the Administrative Agent, insuring the interest of the Administrative Agent and each of the Lenders as mortgagee under the Mortgages.

         (b) The Administrative Agent shall have received an opinion of Canadian counsel addressed to the Administrative Agent for the benefit of the Lenders, in form and substance satisfactory to the Administrative Agent, as to title to the Mortgaged Property located in Canada.

         12.9. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received (i) a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms, and otherwise describing the insurance obtained in accordance with the provisions of the Security Agreements and (ii) certified copies of all policies evidencing such insurance (or certificates therefore signed by the insurer or an agent authorized to bind the insurer).

         12.10. BANK AGENCY AGREEMENTS. The Administrative Agent shall have received an agreement, in form and substance satisfactory to the Administrative Agent, from each bank at which TransTechnology or any of its Subsidiaries maintains depository accounts (including bank agency or lock box agreements) concerning the Administrative Agent's interest for the benefit of the Lenders and the Administrative Agent in such accounts.

         12.11. HAZARDOUS WASTE ASSESSMENTS. The Administrative Agent shall have received hazardous waste site assessments from environmental engineers or other documentation in form and substance satisfactory to the Administrative Agent, covering all Mortgaged Property and all other real property in respect of which TransTechnology or any of its Subsidiaries may have material liability, whether contingent or otherwise, for dumping or disposal of Hazardous Substances.

         12.12. SOLVENCY CERTIFICATE. Each of the Lenders shall have received an officer's certificate of TransTechnology dated as of the Closing Date as to the solvency of TransTechnology and its Subsidiaries following the consummation of the transactions contemplated herein and in form and substance satisfactory to the Lenders.

         12.13. OPINIONS OF COUNSEL. Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from:

                  (a) Hahn Loeser & Parks LLP, counsel to TransTechnology and its Subsidiaries in the United States;

                  (b) Jones, Day, Reavis & Pogue, counsel to TransTechnology and its Subsidiaries in the Federal Republic of Germany;

                  (c)  Simmons & Simmons, solicitors to Limited; and

                  (d) if requested by the Administrative Agent such other local counsel to TransTechnology in any jurisdiction where any Collateral (including but not limited to the Mortgaged Property) is located.

         12.14. PAYMENT OF FEES. TransTechnology shall have paid to the Administrative Agent the fees payable pursuant to Section 6.1, and shall have paid the reasonable fees and expenses of the Administrative Agent's Special Counsel incurred in connection with the preparation and negotiation of this Credit Agreement and the other Loan Documents.

         12.15. SENIOR SUBORDINATED LOANS. The Senior Subordinated Loan Agreement shall be in full force and effect, and all of the conditions precedent to the borrowing by TransTechnology of Senior Subordinated Loans in the principal amount of $75,000,000 (other than the effectiveness of this Agreement) shall have been fulfilled.

         12.16. TINNERMAN ACQUISITION. All of the conditions precedent to the completion of the Tinnerman Acquisition in accordance with the Tinnerman Acquisition Agreement shall have been fulfilled.

         12.17. DISBURSEMENT INSTRUCTIONS. The Administrative Agent shall have received disbursement instructions from TransTechnology indicating that (a) the proceeds of the Senior Subordinated Loans, the Term Loan and a portion of the proceeds of the initial Revolving Credit Loans are to be paid to Eaton Corporation in payment of the purchase price under the Tinnerman Acquisition Agreement, and (b) that a portion of the proceeds of the initial Revolving Credit Loans, in an aggregate amount equal to the total amount of all Indebtedness under the Prior Credit Agreement, are to be paid to the lenders thereunder.

         12.18. MINIMUM EBITDA. Consolidated Adjusted EBITDA for
Trans-Technology and its Subsidiaries (assuming for the purposes of this Section 12.18, completion of the Tinnerman Acquisition) for the Reference Period most recently ended prior to the Closing Date for which such information is available shall be at least $63,000,000.

         12.19. MAXIMUM LEVERAGE RATIO. After giving effect to the transactions described herein, in the Senior Subordinated Loan Documents and in the Tinnerman Acquisition Documents, the Leverage Ratio as of the Closing Date shall not exceed 4.75:1.

         12.20. COMPLIANCE CERTIFICATE. The Administrative Agent shall have received a statement certified on behalf of TransTechnology by the principal financial or accounting officer of TransTechnology in substantially the form of Exhibit D hereto and setting forth in reasonable detail computations evidencing compliance with the closing conditions set forth in Sections 12.18 and 12.19, and compliance of TransTechnology and its Subsidiaries as of the Closing Date, on a pro forma basis assuming completion of the transactions contemplated hereby, by the Senior Subordinated Loan Documents and by the Tinnerman Acquisition Documents, with the financial covenants set forth in Section 11.

                        13. CONDITIONS TO ALL BORROWINGS.

         The obligations of the Lenders to make any Revolving Credit Loans, of the Fronting Banks to make any International Facility Loans, and of the Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the

Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         13.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of TransTechnology and its Subsidiaries contained in this Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such individual representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. Upon the request of the Administrative Agent, TransTechnology shall have delivered to the Administrative Agent a certificate of TransTechnology signed by an authorized officer of TransTechnology to such effect.

         13.2. NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan pursuant to the provisions of this Credit Agreement, or to participate in the issuance, extension or renewal of such Letter of Credit or in the reasonable opinion of the Issuing Bank would make it illegal for the Issuing Bank to issue, extend or renew such Letter of Credit.

         13.3. GOVERNMENTAL REGULATION. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System or any other applicable regulatory or supervisory body.

         13.4. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents, the Acquisition Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent and the Administrative Agent's Special Counsel, and the Lenders, the Administrative Agent and such counsel shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

                    14. EVENTS OF DEFAULT; ACCELERATION; ETC.

         14.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "DEFAULTS") shall occur:

                  (a) any of the Borrowers shall fail to pay any principal of the Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) any of the Borrowers or their Subsidiaries shall fail to pay any interest on the Loans, the commitment fee, any Letter of Credit Fee, the Administrative Agent's fee, the fronting fee, or other sums due hereunder or under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (c) any of the Borrowers or their Subsidiaries shall fail to comply with any of its covenants contained in Section 9, 10 or 11 or any of the covenants contained in any of the Mortgages or in the Debenture;

                  (d) any of the Borrowers or their Subsidiaries shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 14.1 or those which by their terms expressly exclude any grace period for any non-compliance therewith) for fifteen (15) days after written notice of such failure has been given to TransTechnology by the Administrative Agent;

                  (e) any representation or warranty of or any of the Borrowers or their Subsidiaries in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                  (f) any of the Borrowers or their Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received, or in respect of any Capitalized Leases as to which the aggregate principal amount of lease obligations then outstanding exceed $1,000,000, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any such Capitalized Leases for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof;

                  (g) any of the Borrowers or their Subsidiaries shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of such Borrower or Subsidiary or of any substantial part of the assets of such Borrower or Subsidiary or shall commence any case or other proceeding relating to any of the Borrowers or their Subsidiaries under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against or any of the Borrowers or their Subsidiaries and any of the Borrowers or their Subsidiaries shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

                  (h) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any of the Borrowers or their Subsidiaries bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any of the Borrowers or their Subsidiaries in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                  (i) there shall remain in force, undischarged, unsatisfied and unstayed, for more than thirty (30) days, whether or not consecutive, any final judgment against any of the Borrowers or their Subsidiaries that, with other outstanding final judgments, undischarged, against the Borrowers and their Subsidiaries exceeds in the aggregate $2,000,000;

                  (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded or the Administrative Agent's security interests, mortgages or liens in a substantial portion of the Collateral shall cease to be perfected, or shall cease to have the priority contemplated by the Security Documents, in each case otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders (and, notwithstanding anything herein to the contrary, if any guaranty shall be cancelled, terminated, revoked or rescinded without the consent of the Lenders), or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrowers or their Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (k) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Majority Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of TransTechnology or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $250,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United

         States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

                  (l) any of the Borrowers or their Subsidiaries shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order has a material adverse effect on the business or financial condition of such Borrower or Subsidiary;

                  (m) there shall occur any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty, which in any such case causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any of the Borrowers or their Subsidiaries if such event or circumstance is not covered by business interruption insurance and would have a material adverse effect on the business or financial condition of such Borrower or Subsidiary;

                  (n) there shall occur the loss, suspension or revocation of, or failure to renew, any license or permit now held or hereafter acquired by any of the Borrowers or their Subsidiaries if such loss, suspension, revocation or failure to renew would have a material adverse effect on the business or financial condition of such Borrower or Subsidiary;

                  (o) any of the Borrowers or their Subsidiaries shall be indicted for a state or federal crime, or any civil or criminal action shall otherwise have been brought against any of the Borrowers or their Subsidiaries, a punishment for which in any such case could include the forfeiture of any assets of such Borrower or Subsidiary having a fair market value in excess of $2,000,000;

                  (p) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said
         Act) of 35% or more of the outstanding shares of common stock of TransTechnology; or, during any period of twelve consecutive calendar months, individuals who were directors of TransTechnology on the first day of such period shall cease to constitute a majority of the board of directors of TransTechnology;

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Majority Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Loans, the Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each of the Borrowers; PROVIDED that in the event of any Event of Default specified in Section 14.1(g) or 14.1(h), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender.

         14.2. TERMINATION OF COMMITMENT. If any one or more of the Events of Default specified in Section 14.1(g), Section 14.1(h) or Section 14.1(j) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders (including the Fronting Banks) shall be relieved of all further obligations to make Loans to any of the Borrowers and the Issuing Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied the Administrative Agent may and, upon the request of the Majority Lenders, shall, by notice to the Borrowers, terminate the Commitments hereunder, and upon such notice being given such Commitments shall terminate immediately and each of the Lenders (including the Fronting Banks) shall be relieved of all further obligations to make Loans and the Issuing Bank shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the Commitments shall relieve any of the Borrowers or their Subsidiaries of any of the Obligations.

         14.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Administrative Agent or the Majority Lenders shall have accelerated the maturity of the Loans pursuant to Section 14.1, each Lender, if owed any amount with respect to the Loans or the Reimbursement Obligations, may, with the consent of the Majority Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy herein or in any of the other Loan Documents and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under any of the other Loan Documents or now or hereafter existing at law or in equity or by statute or any other provision of law.

         14.4. DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

                  (a) First, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

                  (b) Second, to all other Obligations in such order or preference as the Majority Lenders may determine; PROVIDED, HOWEVER, that distributions in respect of such obligations shall be made (i) PARI PASSU among Obligations with respect to the Administrative Agent's fee payable pursuant to Section 6.2 and all other Obligations and (ii) Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Lenders PRO RATA; and PROVIDED, FURTHER, that the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable;

                  (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

                  (d) Fourth, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

                                    15. SETOFF.

         Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Lenders to any of the Borrowers and any securities or other property of the Borrowers in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrowers to such Lender. Each of the Lenders agrees with each other Lender that (i) if an amount to be set off is to be applied to Indebtedness of a Borrower to such Lender, other than Indebtedness evidenced by the Notes held by such Lender or constituting Reimbursement

Obligations owed to such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Notes held by such Lender or constituting Reimbursement Obligations owed to such Lender, and
(ii) if such Lender shall receive from any of the Borrowers, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Notes held by, or constituting Reimbursement Obligations owed to, such Lender by proceedings against any of the Borrowers at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note or Notes held by, or Reimbursement Obligations owed to, such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Notes held by, and Reimbursement Obligations owed to, all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it or Reimbursement Obligations owed it, its proportionate payment as contemplated by this Credit Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                                 16. THE AGENTS.

         16.1. AUTHORIZATION.

                  (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

                  (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "Administrative Agent" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

                  (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "representative" of the Lenders, as that term is defined in Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "secured party", "mortgagee" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

         16.2. EMPLOYEES AND AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers. Without limiting the foregoing, the Administrative Agent may appoint the Sterling Fronting Bank or any other financial institution with an office located within the United Kingdom as its agent to exercise within the United Kingdom, under the Administrative Agent's direction, any or all of the Administrative Agent's rights and duties under this Credit Agreement and the other Loan Documents, and the Administrative Agent may appoint the DM Fronting Bank or any other financial institution with an office located within Germany as its agent to exercise within Germany, under the Administrative Agent's direction, any or all of the Administrative Agent's rights and duties under this Credit Agreement and the other Loan Documents. Any Fronting Bank or other financial institution so appointed shall be entitled to the benefits of the provisions of Sections 16 - 18 to the same extent, and subject to the same limitations, as the Administrative Agent, for so long as such Fronting Bank or other financial institution acts in such capacity.

         16.3. NO LIABILITY. Neither the Agents nor any of their shareholders, directors, officers or employees nor any other Person assisting them in their duties, nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that an Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

         16.4. NO REPRESENTATIONS. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the Notes, the Letters of Credit, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Notes or to inspect any of the properties, books or records of the Borrowers or any of their Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any of the Borrowers or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of the Borrowers or any of their Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon any Agent or Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

         16.5. PAYMENTS.

                  16.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by any of the Borrowers to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's pro rata share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

                  16.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  16.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Administrative Agent its pro rata share of any Loan or to purchase any Letter of Credit Participation, (ii) to make payment on the due date therefor of any amount due to any of the Fronting Banks under Section 6.12.2, or (iii) to comply with the provisions of Section 15 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a

         Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrowers, whether on account of outstanding Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         16.6. HOLDERS OF NOTES. The Administrative Agent may deem and treat the payee of any Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         16.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent has not been reimbursed by the Borrowers as required by Section 17), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

         16.8. AGENTS AS LENDERS. In its individual capacity, each of the Lenders which is also an Agent hereunder shall have the same obligations and the same rights, powers and privileges in respect of its Revolving Credit Commitment and the Loans made by it, and as the holder of any of the Notes and as the purchaser of any Letter of Credit Participations, as it would have were it not also an Agent.

         16.9. RESIGNATION OF ADMINISTRATIVE AGENT. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and TransTechnology. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to TransTechnology. If no successor Administrative Agent shall have been so appointed by the Majority

Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Corporation. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         16.10. DUTIES OF CERTAIN AGENTS. Neither the Syndication Agent nor the Documentation Agent shall have any duties or responsibilities under this Credit Agreement in its capacity as such.

                           17. EXPENSES.

         The Borrowers jointly and severally (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany) agree to pay (i) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (ii) any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders (other than taxes based upon the Administrative Agent's or any Lender's net income) on or with respect to the transactions contemplated by this Credit Agreement (the Borrowers hereby agreeing to indemnify the Administrative Agent and each Lender with respect thereto), (iii) the reasonable fees, expenses and disbursements of the Administrative Agent's Special Counsel or any local counsel to the Administrative Agent incurred in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder,
(iv) the fees, expenses and disbursements of the Administrative Agent incurred by the Administrative Agent in connection with the preparation, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums, asset and/or collateral examiners' and commercial finance examiners' fees and surveyor, engineering and appraisal charges, (v) any fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral; (vi) all reasonable out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, which attorneys may be employees of any Lender or the Administrative Agent, and reasonable consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with (A) the enforcement of or preservation of rights under any of the Loan Documents against any of the Borrowers or their

Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (B) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with any of the Borrowers or their Subsidiaries and (vii) all reasonable fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with UCC searches, searches of registers of charges and commercial or companies registers, UCC filings, mortgage recordings or other filings on recordings of security documents evidencing the Administrative Agent's lien on the Collateral. The covenants of this Section 17 shall survive payment or satisfaction of all other Obligations.

                                    18. INDEMNIFICATION.

         The Borrowers jointly and severally (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany) agree to indemnify and hold harmless the Agents, the Arranger and the Lenders, and their respective shareholders, directors, agents, officers, Subsidiaries and Affiliates (each, an "INDEMNIFIED PARTY") from and against any and all claims, actions, suits or causes of action whether groundless or otherwise, and from and against any and all liabilities, losses, damages, settlement payments, obligations, and reasonable costs and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (i) any actual or proposed use by any of the Borrowers or their Subsidiaries of the proceeds of any of the Loans or Letters of Credit, (ii) the reversal or withdrawal of any provisional credits granted by the Administrative Agent or any Lender upon the transfer of funds from bank agency or lock box accounts or in connection with the provisional honoring of checks or other items, (iii) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any of the Borrowers or their Subsidiaries comprised in the Collateral, (iv) any of the Borrowers or their Subsidiaries entering into or performing this Credit Agreement or any of the other Loan Documents, or (v) with respect to the Borrowers and their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding, but excluding any such liabilities, losses, damages, settlement payments, obligations, costs and expenses resulting from the gross negligence or willful misconduct of the applicable Indemnified Party. In litigation, or the preparation therefor, each of the Lenders, the Agents and the Arranger shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers jointly and severally (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany) agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this
Section 18 are unenforceable for any reason, the Borrowers hereby jointly and severally (but, in the case of GmbH, subject to Section 30 of the GmbH Act of Germany) agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this Section 18 shall survive payment or satisfaction in full of all other Obligations.

                         19. SURVIVAL OF COVENANTS, ETC.

         All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of any of the Borrowers or their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by any of the Lenders of any of the Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Loans or the Issuing Bank has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement. All statements contained in any certificate or other paper delivered to any Lender or the Administrative Agent at any time by or on behalf of TransTechnology or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by TransTechnology or such Subsidiary hereunder.

                        20. ASSIGNMENT AND PARTICIPATION.

         20.1. CONDITIONS TO ASSIGNMENT. Except as provided herein, each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations as a Lender under this Credit Agreement (including all or a portion of its Commitment Percentage and Revolving Credit Commitment and the same portion of the applicable Loans at the time owing to it, the Notes held by it and, in the case of its Revolving Credit Commitment, the same portion of its participating interest in the risk relating to any Letters of Credit or Fronted Loans); PROVIDED that (i) each of the Administrative Agent and, so long as no Default or Event of Default shall have occurred and be continuing, TransTechnology, shall have given its prior written consent to such assignment (such consent not to be unreasonably withheld), PROVIDED, FURTHER, however, that no such consent and no fee for the Administrative Agent shall be required for any assignment to a Lender or an Affiliate or Related Fund of a Lender, (ii) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations as a Lender under this Credit Agreement, (iii) each assignment, other than an assignment to a Lender or an Affiliate or Related Fund of a Lender (as to which no such minimum amount shall apply), shall be in an amount that is at least $2,500,000 or a greater multiple of $500,000, PROVIDED, HOWEVER, that assignments that are made on the same day to two or more Related Funds may be treated as a single assignment for purposes of the minimum amount, and (iv) the parties to such assignment shall execute and

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                                      -96-

deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT E hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in any such Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 20.3, be released from its obligations under this Credit Agreement.

         20.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

                  (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of TransTechnology and its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by any of the Borrowers and their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

                  (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in Section 8.4 and Section 9.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (d) such assignee will, independently and without reliance upon the assigning Lender, the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

                  (e) such assignee represents and warrants that it is an Eligible Assignee;

                  (f) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

                  (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender;

                  (h) such assignee and such assignor each represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

                  (i) such assignee acknowledges that it has made arrangements with the assigning Lender satisfactory to such assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         20.3. REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "REGISTER") for the recordation of (a) the names and addresses of the Lenders, and (b) the Commitment Percentages and the principal amounts of the Revolving Credit Loans and portions of the Term Loan owing to, and the Letter of Credit Participations and participations in the risk related to the Fronted Loans purchased by, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, other than the recordations of transfers from a Lender to an Affiliate or a Related Fund of such Lender, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

         20.4. NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Administrative Agent shall (i) record the information contained therein in the Register, and (ii) give prompt notice thereof to TransTechnology and the Lenders (other than the assigning Lender). Within five
(5) Business Days after receipt of such notice, TransTechnology, at its own expense, shall execute and deliver to the Administrative Agent in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the amount retained by it hereunder as a Lender. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such in Assignment and Acceptance and shall otherwise be substantially the form of the assigned Notes. Upon the request of the recipient of new Notes or the Administrative Agent, within five
(5) days of issuance of such new Notes pursuant to this Section 20.4, TransTechnology shall deliver an opinion of counsel, which may be the general counsel of TransTechnology, addressed to the recipients of the new Notes and the Administrative Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity and binding effect thereof, in form and substance satisfactory to the recipients of the new Notes, the Administrative Agent and the Administrative Agent's Special Counsel. The surrendered Notes shall be cancelled and returned to TransTechnology.

         20.5. PARTICIPATIONS. Each Lender may sell participations to one or more banks or other entities in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents; PROVIDED that (i) each such participation shall be in an amount of not less than $1,000,000, (ii) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers, and (iii) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of any of the Commitments of such Lender as it relates to such participant, reduce the amount of any commitment fees or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or interest.

         20.6. DISCLOSURE. The Borrowers agree that in addition to disclosures made in accordance with standard and customary banking practices any Lender may disclose information obtained by such Lender pursuant to this Credit Agreement to assignees or participants and potential assignees or participants hereunder; PROVIDED that such assignees or participants or potential assignees or participants shall agree (i) to treat in confidence such information unless such information otherwise becomes public knowledge, (ii) not to disclose such information to a third party, except as required by law or legal process and
(iii) not to make use of such information for purposes of transactions unrelated to such contemplated assignment or participation.

         20.7. ASSIGNEE OR PARTICIPANT AFFILIATED WITH TRANSTECHNOLOGY. If any assignee Lender is an Affiliate of TransTechnology, then any such assignee Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or other modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 14.1 or Section 14.2, and the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to such assignee Lender's interest in any of the Loans. If any Lender sells a participating

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                                      -99-

interest in any of the Loans or Reimbursement Obligations to a participant, and such participant is TransTechnology or an Affiliate of TransTechnology, then such transferor Lender shall promptly notify the Administrative Agent of the sale of such participation. A transferor Lender shall have no right to vote as a Lender hereunder or under any of the other Loan Documents for purposes of granting consents or waivers or for purposes of agreeing to amendments or modifications to any of the Loan Documents or for purposes of making requests to the Administrative Agent pursuant to Section 14.1 or Section 14.2 to the extent that such participation is beneficially owned by TransTechnology or any Affiliate of TransTechnology, and the determination of the Majority Lenders shall for all purposes of this Credit Agreement and the other Loan Documents be made without regard to the interest of such transferor Lender in the Loans to the extent of such participation.

         20.8. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Lender shall retain its rights to be indemnified pursuant to Section 17 with respect to any claims or actions arising prior to the date of such assignment. If any assignee Lender is not incorporated under the laws of the United States of America or any state thereof, it shall, prior to the date on which any interest or fees are payable hereunder or under any of the other Loan Documents for its account, deliver to TransTechnology and the Administrative Agent certification as to its exemption from deduction or withholding of any United States federal income taxes. If the Reference Bank transfers all of its interest, rights and obligations under this Credit Agreement, the Administrative Agent shall, in consultation with TransTechnology and with the consent of TransTechnology and the Majority Lenders, appoint another Lender to act as the Reference Bank hereunder, and in the absence of such consent the Administrative Agent shall act as Reference Bank. Anything contained in this Section 20 to the contrary notwithstanding, any Lender may at any time pledge all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Notes) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

         20.9. ASSIGNMENT BY THE BORROWERS. None of the Borrowers shall assign or transfer any of its rights or obligations under any of the Loan Documents, without the prior written consent of each of the Lenders.

         20.10. SYNDICATION. The Borrowers shall provide all information reasonably requested by the Arranger in form and substance reasonably satisfactory to the Arranger to complete the syndication of BankBoston's initial Commitment, including, without limitation, all information that is reasonably available and all projections prepared by or on behalf of the Borrowers relating to the transactions contemplated hereby. The Borrowers and their respective directors, officers, employees and agents shall, at the reasonable request of the Arranger meet with potential Lenders and provide such additional information as such Persons might reasonably request. The Borrowers agree that the option to borrow Eurocurrency Rate Loans under the loan facilities set forth herein prior to completion of the

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                                     -100-

syndication of BankBoston's initial Commitment is subject to the provisions of the second sentence of Section 6.13.

                                21. NOTICES, ETC.

         Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail or, if either the Person giving the notice or the Person being notified is outside the United States, by registered or recorded-delivery air mail, in each case postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

                  (a) if to any of the Borrowers, at TransTechnology Corporation, 150 Allen Road, Liberty Corner, New Jersey 07938, U.S.A.,
         Attention: Gerald C. Harvey, Esq., Vice President, Secretary and General Counsel, or at such other address for notice as TransTechnology shall last have furnished in writing to the Person giving the notice;

                  (b) if to the Administrative Agent, at 100 Federal Street, Boston, Massachusetts 02110, USA, Attention: Maura C. Wadlinger, Vice President, or such other address for notice as the Administrative Agent shall last have furnished in writing to the Person giving the notice;

                  (c) if to any Lender or Fronting Bank, at such Lender's or Fronting Bank's address set forth on SCHEDULE 1 hereto, or such other address for notice as such Lender or Fronting Bank shall have last furnished in writing to the Person giving the notice; and

         Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile,
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof, and (iii) if sent by registered or recorded-delivery air mail, on the fifth Business Day following the mailing thereof.

                               22. GOVERNING LAW.

         THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AGREE THAT ANY SUIT FOR THE

ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND EACH OF THE BORROWERS CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON IT BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 21. IN ADDITION, ANY SUIT OR OTHER REMEDY UNDER ANY OF THE SECURITY DOCUMENTS MAY BE BROUGHT IN THE JURISDICTION IN WHICH THE RESPECTIVE COLLATERAL OR MORTGAGED PROPERTY THEREUNDER IS LOCATED. EACH OF GMBH AND LIMITED HEREBY EXPRESSLY APPOINTS TRANSTECHNOLOGY AT THE ADDRESS SPECIFIED IN SECTION 21 AS ITS AGENT FOR SERVICE OF PROCESS. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                                  23. HEADINGS.

         The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                                24. COUNTERPARTS.

         This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

                           25. ENTIRE AGREEMENT, ETC.

         The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 27.

                            26. WAIVER OF JURY TRIAL.

         Each of the Borrowers and the Lenders hereby waives its right to a jury trial with respect to any action or claim arising out of any dispute in connection with this Credit Agreement, the Notes or any of the other Loan Documents, any rights or obligations hereunder or thereunder or the performance of which rights and obligations. Except as prohibited by law, each of the Borrowers hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers (i) certifies that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that each of the Administrative Agent and the Lenders has been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

                    27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

         27.1. VOTING PROCEDURES.

         (a) Except as set forth in clauses (b) - (f) below, any term, covenant, agreement or condition of this Agreement or any of the Loan Documents may be amended or waived and any departure therefrom may be consented to by the Majority Lenders if, but only if, such amendment, waiver or consent is in writing signed by the Majority Lenders and, in the case of an amendment (other than an amendment described in Section 27.2), by the Borrowers and, in any such event, the failure to observe, perform oR discharge any such term, covenant, agreement or condition (whether such amendment is executed or such waiver or consent is given before or after such failure) shall not be construed as a breach of such term, covenant, agreement or condition or as a Default or an Event of Default. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. Anything herein to the contrary notwithstanding, the Majority Lenders shall have the right to waive any Default or Event of Default and the consequences hereunder of such Default or Event of Default and shall have the right to enter into an agreement with the Borrowers providing for the forbearance from the exercise of any remedies provided hereunder or under the other Loan Documents without waiving any Default or Event of Default. The making of Loans hereunder by the Lenders during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default.

         (b) Except as otherwise set forth in this Agreement, without the prior unanimous written consent of the Lenders, no amendment, consent or waiver shall affect the amount or extend the time of the obligation of the Lenders to make Loans or extend the originally scheduled time or times of payment of the principal of any Loan or alter the time or times of payment of interest on any Loan or the amount of the principal thereof or the rate of interest thereon or the amount of any revolving credit commitment fee payable hereunder or permit any subordination of the principal or interest on any Loan.

         (c) Except as otherwise set forth in this Agreement, without the prior unanimous written consent of the Lenders and the Fronting Banks, no amendment, consent or waiver shall affect the amount or extend the time of the obligation of the Fronting Banks to make International Facility Loans or extend the originally scheduled time or times of payment of the principal of any such Loan or alter the time or times of payment of interest on any such Loan or the amount of the principal thereof or the rate of interest thereon or the amount of the fronting fee referred to in

Section 6.12.1 or permit any subordination of the principal or interest on any such Loan or alter the apportionment of any repayments or prepayment of any such Loans to which a Fronting Bank is entitled.

         (d) Except as otherwise set forth in this Agreement, (i) without the prior written consent of the Issuing Bank, no amendment, consent or waiver shall affect the rights or duties of the Issuing Bank, including without limitation the amount of any Letter of Credit Fees payable hereunder, (ii) without the prior written consent of a Fronting Bank, no amendment, consent or waiver shall affect the rights or duties of such Fronting Bank, including without limitation the amount of any fronting fees payable hereunder and (iii) without the prior written consent of the applicable Agent, no amendment, consent or waiver shall affect the right or duties of an Agent, including without limitation the amount of any Administrative Agent's fees payable hereunder, or the provisions of
Section 16.

         (e) Neither TransTechnology nor any of its Subsidiaries which is a "significant subsidiary" (as defined in Regulation S-X under the Securities Exchange Act of 1934) shall be released from any of the Guaranties, other than as specifically permitted by such Guaranty, without the prior unanimous written consent of the Lenders pursuant to this Section 27.1(e), and no portion of the Collateral with a book value at the time of such release which, when aggregated with the book value of all other portions of the Collateral released by the Administrative Agent in any fiscal year without the prior unanimous consent of the Lenders pursuant to this Section 27.1(e), exceeds $1,000,000, shall be released by the Administrative Agent, other than as specifically permitted by this Agreement or in the other Loan Documents, without the prior unanimous written consent of the Lenders for such release, PROVIDED, however, that any other release of Collateral may be agreed to by the Administrative Agent alone, unless specifically prohibited by this Agreement or any of the other Loan Documents.

         (f) Neither the definition of "Majority Lenders", nor the provisions of this Section 27.1, may be amended without the prior unanimous written consent of the Lenders.

         27.2. BORROWERS' CONSENT NOT REQUIRED FOR CERTAIN AMENDMENTS. Notwithstanding any provision of this Agreement or the other Loan Documents to the contrary, no consent, written or otherwise, of the Borrowers shall be necessary or required in connection with any amendment to Section 6.12.2 or
Section 16, and Any amendment to such provisions shall be effected solely by and among the Administrative Agent, the Fronting Banks and the Lenders (with respect to any amendment to Section 6.12.2) or the Administrative Agent and the Lenders (with respect to any amendment of Section 16), PROVIDED that no such amendment shall impose any obligation on the Borrowers.

         27.3. COURSE OF DEALING. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any of the Borrowers shall entitle any of the Borrowers to other or further notice or demand in similar or other circumstances.

                                28. SEVERABILITY.

         The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

               29. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

         29.1. SHARING OF INFORMATION WITH SECTION 20 SUBSIDIARY. Trans-Technology acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to TransTechnology or one or more of its Subsidiaries, in connection with this Credit Agreement or otherwise, by a Section 20 Subsidiary. TransTechnology, for itself and each of its Subsidiaries, hereby authorizes (a) such Section 20 Subsidiary to share with the Administrative Agent and each Lender any information delivered to such Section 20 Subsidiary by TransTechnology or any of its Subsidiaries, and (b) the Administrative Agent and each Lender to share with such Section 20 Subsidiary any information delivered to the Administrative Agent or such Lender by TransTechnology or any of its Subsidiaries pursuant to this Credit Agreement, or in connection with the decision of such Lender to enter into this Credit Agreement; it being understood, in each case, that any such
Section 20 Subsidiary receiving such information shall be bound by the confidentiality provisions of this Credit Agreement. Such authorization shall survive the payment and satisfaction in full of all of Obligations.

         29.2. CONFIDENTIALITY. Each of the Lenders and the Administrative Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by TransTechnology or any of its Subsidiaries pursuant to this Credit Agreement that is identified by such Person as being confidential at the time the same is delivered to any of the Lenders or the Administrative Agent, PROVIDED that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this
Section 29, (b) tO the extent required by statute, rule, regulation or judicial process, (c) to counsel, auditors or accounts for any of the Lenders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any of the Lenders or the Administrative Agent, (e) to the Administrative Agent, any Lender or any Section 20 Subsidiary, (f) in connection with any litigation to which any one or more of the Lenders, the Administrative Agent or any Section 20 Subsidiary is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Subsidiary or affiliate of such Lender as provided in Section
29.1 or (h) to any assignee oR participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of Section 20.6.

         29.3. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify TransTechnology of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender or the Administrative Agent by such governmental agency) or pursuant to legal process, and shall consult with TransTechnology on the advisability of taking legally available steps to resist or narrow any such request. In the event that such steps are not available or effective, or are deemed inadvisable by counsel to such Lender or the Administrative Agent, as the case may be, or in the event that TransTechnology waives compliance with the provisions of this Section 29.3, such Lender or the Administrative Agent, and/or its respective representatives, as the case may be, may disclose to any tribunal only that portion of such non-public information which it is advised by counsel is legally required to be disclosed, and shall exercise reasonable efforts to obtain assurances that confidential treatment will be accorded such non-public information.

         29.4. OTHER. In no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or any Section 20 Subsidiary by TransTechnology or any of its Subsidiaries which such Lender,
Section 20 Subsidiary or Administrative Agent is required to retain pursuant to any requirement of law or rule or regulation of any governmental agency. The obligations of each Lender under this Section 29 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to TransTechnology prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Loans or Reimbursement Obligations from any Lender.

                         30. TRANSITIONAL ARRANGEMENTS.

         30.1. PRIOR CREDIT AGREEMENT SUPERSEDED. This Credit Agreement shall on the Closing Date amend and restate the Prior Credit Agreement in its entirety, except as provided in this Section 30. On the Closing Date, the rights and obligations of the parties evidenced by the Prior Credit Agreement shall be evidenced by the Credit Agreement and the other Loan Documents, as defined herein, and the Loans as defined in the Prior Credit Agreement, collectively, shall be converted to the Loans as defined herein.

         30.2. INTEREST AND FEES UNDER PRIOR CREDIT AGREEMENT. All interest and fees and expenses, if any, owing or accruing under or in respect of the Prior Credit Agreement through the Closing Date shall be calculated as of the Closing Date (prorated in the case of any fractional periods), and shall be paid in accordance with the method, for the periods, and on the dates, specified in the Prior Credit Agreement, as if the Prior Credit Agreement were still in effect. Commencing on the Closing Date, the commitment fee shall be payable by the Borrowers to the Administrative Agent for the account of the Lenders in accordance with Section 2.2.

         IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as a sealed instrument as of the date first set forth above.

                                    TRANSTECHNOLOGY CORPORATION



                                    By: /s/ Joseph F. Spanier
                                       --------------------------------
                                       Name: Joseph F. Spanier
                                       Title: Vice President and CFO



                                    TRANSTECHNOLOGY SEEGER-ORBIS GMBH



                                    By: /s/ Ulf Jemsby
                                       --------------------------------
                                       Name: Ulf Jemsby
                                       Title: Geschaftsfuhrer


                                    TRANSTECHNOLOGY (GB) LIMITED



                                    By: /s/ Ulf Jemsby
                                       --------------------------------
                                       Name: Ulf Jemsby
                                       Title: Director



                                    By: /s/ Gerald C. Harvey
                                       --------------------------------
                                       Name: Gerald C. Harvey
                                       Title: Director



                                    BANKBOSTON, N.A., individually and as
                                    Administrative Agent, Issuing Bank and
                                    Sterling Fronting Bank



                                    By: /s/ Robert W. MacElhiney
                                       --------------------------------
                                       Name:  Robert W. MacElhiney
                                       Title:  Vice President

                                    BHF-BANK AKTIENGESELLSCHAFT,
                                    as DM Fronting Bank



                                    By: /s/ Michael Leitzbach
                                       --------------------------------
                                       Name: Michael Leitzbach
                                       Title: Assistant Treasurer



                                    By: /s/ Matthias Landskron
                                       --------------------------------
                                       Name: Matthias Landskron
                                       Title: Vice President


                                    ABN AMRO BANK N.V.,
                                    individually and as Syndication Agent



                                    By: /s/ Lisa Megeaski
                                       --------------------------------
                                       Name: Lisa Megeaski
                                       Title: Vice President



                                    By: /s/ Edward D. Puckhaber
                                       --------------------------------
                                       Name: Edward D. Puckhaber
                                       Title: Assistant Vice President


                                    THE FIRST NATIONAL BANK OF
                                    CHICAGO, individually and as
                                    Documentation Agent



                                    By: /s/ Jeffrey Lubatkin
                                       --------------------------------
                                         Name: Jeffrey Lubatkin
                                         Title: Vice President

                                    THE BANK OF NEW YORK



                                    By: /s/ Steven P. Castellucci
                                       --------------------------------
                                       Name: Steven P. Castellucci
                                       Title: Vice President


                                    KEY CORPORATE CAPITAL INC.



                                    By: /s/ Alex Strazzella
                                       --------------------------------
                                       Name: Alex Strazzella
                                       Title: Vice President


                                    BANK OF NOVA SCOTIA



                                    By: /s/ Brian Allen
                                       --------------------------------
                                       Name: Brian Allen
                                       Title: Senior Relationship Manager


                                    COMERICA BANK



                                    By: /s/ Kimberly S. Kersten
                                       --------------------------------
                                       Name: Kimberly S. Kersten
                                       Title: Vice President


                                    DRESDNER BANK, AG, NEW YORK
                                    AND GRAND CAYMAN BRANCHES



                                    By: /s/ Christopher E. Sarisky
                                       --------------------------------
                                       Name: Christopher E. Sarisky
                                       Title: Assistant Vice President



                                    By: /s/ John R. Morrison
                                       --------------------------------
                                       Name: John R. Morrison
                                       Title: Vice President

                                   SUMMIT BANK



                                   By: /s/ Richard J. Banning
                                      --------------------------------
                                     Name: Richard J. Banning
                                     Title: Vice President

                                                                       EXHIBIT A
                                                                       ---------


                         FORM OF [AMENDED AND RESTATED]
                              REVOLVING CREDIT NOTE

$[_______]                                                   ________ __, ______


         FOR VALUE RECEIVED, the undersigned TRANSTECHNOLOGY CORPORATION, a Delaware corporation ("TransTechnology"), hereby promises to pay (without setoff or counterclaim) to the order of [INSERT LENDER], a [insert entity] (the "Lender"), at the Administrative Agent's Head Office (as defined in the Credit Agreement referred to below):

                  (a) prior to or on August __, 2004 the principal amount of [INSERT AMOUNT] DOLLARS ($_____) or, if less, the aggregate unpaid principal amount of Revolving Credit Loans advanced by the Lender to TransTechnology pursuant to the Second Amended and Restated Credit Agreement dated as of June 30, 1995 and amended and restated as of July 24, 1998 and as further amended and restated as of August __, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Credit Agreement"), by and among TransTechnology, TransTechnology Seeger-Orbis GmbH, TransTechnology (GB) Limited (collectively, the "Borrowers"), the lending institutions party thereto (the "Lenders"), BankBoston, N.A. acting through its London Branch as Sterling Fronting Bank, BHF-BANK Aktiengesellschaft acting as DM Fronting Bank, BankBoston, N.A., as Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, and BankBoston, N.A., as administrative agent for itself, the Lenders, the Sterling Fronting Bank, the DM Fronting Bank and the Issuing Bank (the "Administrative Agent");

                  (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

                  (c) interest on the principal balance hereof from time to time outstanding from the Closing Date under the Credit Agreement through and including the maturity date hereof at the times and at the rate provided in the Credit Agreement.

         This Note evidences borrowings under and has been issued by TransTechnology in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of TransTechnology contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         [This Note constitutes the amendment and restatement in its entirety of the [amended and restated] revolving credit note of TransTechnology to the Lender dated as of July 24, 1998.]

         TransTechnology irrevocably authorizes the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to any Revolving Credit Loans shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of TransTechnology hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

         TransTechnology has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any further occasion.

         TransTechnology and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF TRANSTECHNOLOGY HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). TRANSTECHNOLOGY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON TRANSTECHNOLOGY BY MAIL AT THE ADDRESS SPECIFIED IN ss.21 OF THE CREDIT AGREEMENT. TRANSTECHNOLOGY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         TRANSTECHNOLOGY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Credit Note to be signed under seal in its corporate name by its duly authorized officer as of the day and year first above written.



                                               TRANSTECHNOLOGY
                                               CORPORATION



                                               By: _____________________________
                                               Name:
                                               Title:

------------------ -------------------- ----------------------- -------------------- ---------------------

                                              Amount of             Balance of
                         Amount             Principal Paid           Principal             Notation
      Date               of Loan              or Prepaid              Unpaid               Made By:
------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

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

                                                                       EXHIBIT B
                                                                       ---------
                              FORM OF LOAN REQUEST


                          [TRANSTECHNOLOGY CORPORATION]
                       [TRANSTECHNOLOGY SEEGER-ORBIS GmbH]
                         [TRANSTECHNOLOGY (GB) LIMITED]
                                _______ __, ____



[BankBoston, N.A., as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110
Attention:  ]

         or

[BankBoston, N.A., as Sterling Fronting Bank
BankBoston House
39 Victoria Street
London SW1H 0EE
Attention:  ]

         or

[BHF-BANK Aktiengesellschaft, as DM Fronting Bank insert branch address
Attention:]

Ladies and Gentlemen:

     Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of June 30, 1995 and amended and restated as of July 24, 1998 and as further amended and restated as of August __, 1999 (as the same may be amended, restated, modified, varied and in effect from time to time, the "Credit Agreement"), among TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH"), TransTechnology (GB) Limited ("Limited"), BankBoston, N.A. ("BankBoston") and the other lending institutions party thereto (the "Lenders"), BankBoston, acting through its London Branch as Sterling Fronting Bank, BHF-BANK Aktiengesellschaft, acting as DM Fronting Bank, BankBoston, as issuing bank (in such capacity, the "Issuing Bank"), ABN AMRO Bank N.V., as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, and BankBoston, as administrative agent for itself, the Lenders, the Sterling Fronting Bank, the DM Fronting Bank and the Issuing Bank (in such capacity, the "Administrative Agent"). Capitalized terms which are used herein without definition

BankBoston, N.A., as Administrative Agent
Page 2

and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

         Pursuant to Section ___ of the Credit Agreement, we hereby request that a _______________ Loan [**IN THE CASE OF A REVOLVING CREDIT LOAN ** consisting of a Base Rate Loan in the principal amount of $__________, or a Eurocurrency Rate Loan in the principal amount of $__________] with an Interest Period of _________] [**IN THE CASE OF AN INTERNATIONAL FACILITY LOAN** in the principal amount of ____________ with an Interest Period of __________] be made on __________ __, ____. We understand that this request is irrevocable and binding on us and obligates us to accept the requested _____________ Loan on such date.

         We hereby certify (a) that the aggregate outstanding principal amount of the Revolving Credit Loans on today's date is $_________, (b) that the aggregate outstanding principal amount of the International Facility Loans on today's date is the DM Equivalent of $_________ and the Sterling Equivalent of $________, (c) that we will use the proceeds of the requested ________________ Loan in accordance with the provisions of the Credit Agreement, (d) that each of the representations and warranties contained in the Credit Agreement or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true as of the date as of which it was made and is true at and as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties related expressly to an earlier date) and (e) that no Default or Event of Default has occurred and is continuing.

                                                  Very truly yours,

                                                  [TRANSTECHNOLOGY CORPORATION]


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                                  or

BankBoston, N.A., as Administrative Agent
Page 3

                                             [TRANSTECHNOLOGY SEEGER-ORBIS GmbH]


                                             By:
                                                --------------------------------
                                              Name:
                                              Title:

                                             or

                                             [TRANSTECHNOLOGY (GB) LIMITED]


                                             By:
                                                --------------------------------
                                              Name:
                                              Title:

                                                                       EXHIBIT C
                                                                       ---------

                                FORM OF TERM NOTE

$[___________]                                            _____________ __, ____


         FOR VALUE RECEIVED, the undersigned TRANSTECHNOLOGY CORPORATION, a Delaware corporation ("TransTechnology"), hereby promises to pay (without setoff or counterclaim) to the order of [INSERT LENDER], a [insert entity] (the "Lender"), at the Administrative Agent's Head Office (as defined in the Credit Agreement referred to below):

                  (a) prior to or on August __, 2004" \@ "MMMM d, yyyy" \* charformat August __, 2004 the principal amount of [INSERT AMOUNT] DOLLARS ($____), evidencing the portion of the Term Loan made by the Lender to TransTechnology pursuant to the Second Amended and Restated Credit Agreement dated as of June 30, 1995 and amended and restated as of July 24, 1998 and as further amended and restated as of August __, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Credit Agreement"), by and among TransTechnology, TransTechnology Seeger-Orbis GmbH, TransTechnology (GB) Limited (collectively, the "Borrowers"), the lending institutions party thereto (the "Lenders"), BankBoston, N.A. acting through its London Branch as Sterling Fronting Bank, BHF-BANK Aktiengesellschaft acting as DM Fronting Bank, BankBoston, N.A., as Issuing Bank, ABN AMRO Bank N.V., as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, and BankBoston, N.A., as administrative agent for itself, the Lenders, the Sterling Fronting Bank, the DM Fronting Bank and the Issuing Bank (the "Administrative Agent");

                  (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

                  (c) interest from the date hereof on the principal amount from time to time outstanding to and including the maturity hereof at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.

         This Note evidences borrowings under and has been issued by TransTechnology in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of TransTechnology contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

         TransTechnology irrevocably authorizes the Lender to make or cause to be made, at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the receipt of such payment. The outstanding amount of the Lender's portion of the Term Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to its portion of the Term Loan shall be prima facie evidence of the principal amount of the Lender's portion of the Term Loan owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of TransTechnology hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

         TransTechnology has the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

         If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

         No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

         TransTechnology and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

         THIS NOTE AND THE OBLIGATIONS OF TRANSTECHNOLOGY HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). TRANSTECHNOLOGY AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON TRANSTECHNOLOGY BY MAIL AT THE ADDRESS SPECIFIED IN ss.21 OF THE CREDIT AGREEMENT. TRANSTECHNOLOGY HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         TRANSTECHNOLOGY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS NOTE, ANY RIGHTS OR OBLIGATIONS

                                      -3-
HEREUNDER, OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

         This Note shall be deemed to take effect as a sealed instrument under the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the undersigned has caused this Note to be signed under seal in its corporate name by its duly authorized officer as of the day and year first above written.



                                                 TRANSTECHNOLOGY CORPORATION



                                                 By: ___________________________
                                                     Name:
                                                     Title:

------------------ -------------------- ----------------------- -------------------- ---------------------

                         Amount               Amount of             Balance of
                      of Term Loan          Principal Paid           Principal             Notation
      Date                                    or Prepaid              Unpaid               Made By:
------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

------------------ -------------------- ----------------------- -------------------- ---------------------

                                                                       EXHIBIT D
                                                                       ---------

                                     FORM OF
                                     -------
                             COMPLIANCE CERTIFICATE
                             ----------------------

                               ___________ __, ___

To each of the Lenders party to the
  Credit Agreement referred to below
c/o BankBoston, N.A., as Administrative Agent
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

        Reference is made to the Second Amended and Restated Credit Agreement, dated as of June 30, 1995 and amended and restated as of July 24, 1998 and as further amended and restated as of August __, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Credit Agreement"), by and among TransTechnology Corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH ("GmbH"), TransTechnology (GB) Limited ("Limited"), BankBoston, N.A., acting through its London Branch as Sterling Fronting Bank, BHF-BANK Aktiengesellschaft, acting as DM Fronting Bank, BankBoston, N.A., as issuing bank (in such capacity, the "Issuing Bank") ABN AMRO Bank N.V., as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, and BankBoston, N.A., as administrative agent for itself, the Lenders, the Sterling Fronting Bank, the DM Fronting Bank and the Issuing Bank (in such capacity the "Administrative Agent"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

        Pursuant to Section 9.4(c) of the Credit Agreement, the principal financial or accounting officer of TransTechnology hereby certifies to each of you as follows: (a) the information furnished in the calculations attached hereto was true and correct as of the last day of the fiscal [year] [quarter] next preceding the date of this certificate; (b) as of the date of this certificate, there exists no Default or Event of Default or condition which would, with either or both the giving of notice or the lapse of time, result in a Default or an Event of Default; and (c) the financial statements delivered herewith were prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior periods (except, in the case of quarterly statements, for year-end adjustments and provisions for footnotes and, in all cases, except as disclosed therein).

        IN WITNESS WHEREOF, the undersigned officer has executed this Compliance Certificate as of the date first written above.

                                            TRANSTECHNOLOGY CORPORATION


                                            By:_______________________________
                                                Title:

                                            [Worksheet to be attached]

                                                                       EXHIBIT E
                                                                       ---------
                                     FORM OF
                                     -------
                            ASSIGNMENT AND ACCEPTANCE
                            -------------------------


                           Dated as of _____ __, ____

         Reference is made to the Second Amended and Restated Credit Agreement dated as of June 30, 1995 and amended and restated as of July 24, 1998 and as further amended and restated as of August __, 1999 (as amended, restated, modified, varied and in effect from time to time, the "Credit Agreement"), by and among TransTechnology Corporation, a Delaware corporation ("TransTechnology"), TransTechnology Seeger-Orbis GmbH, a German limited liability company ("GmbH"), TransTechnology (GB) Limited, an English limited liability company ("Limited" and, together with TransTechnology and GmbH, the "Borrowers" and each individually, a "Borrower"), BankBoston, N.A. ("BankBoston") and the other lending institutions listed on Schedule 1 thereto (collectively, the "Lenders"), BankBoston, acting through its London Branch, as Sterling Fronting Bank, BHF-BANK Aktiengesellschaft, as DM Fronting Bank, BankBoston, as issuing bank (in such capacity, the "Issuing Bank"), ABN AMRO Bank N.V., as Syndication Agent, The First National Bank of Chicago, as Documentation Agent, and BankBoston, as administrative agent for itself, the Lenders, the Sterling Fronting Bank, the DM Fronting Bank and the Issuing Bank (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

         _______________ (the "Assignor") and _______________ (the "Assignee")
hereby agree as follows:

         1. ASSIGNMENT. Subject to the terms and conditions of this Assignment and Acceptance, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes without recourse to the Assignor, [(a)] a $_______ interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to _______% in respect of the Total Revolving Credit Commitment [and (b) a $_____________ interest in and to the rights, benefits, indemnities and obligations of the Assignor under the Credit Agreement equal to ____________% in respect of the Term Loan] immediately prior to the Effective Date (as hereinafter defined).

         2. ASSIGNOR'S REPRESENTATIONS. The Assignor (i) represents and warrants that (A) it is legally authorized to enter into this Assignment and Acceptance,
(B) as of the Effective Date (as hereinafter defined), immediately after giving effect to this Assignment and Acceptance, its Revolving Credit Commitment is $_______, its Commitment Percentage with respect to the

Revolving Credit Loans is _______%, [the outstanding principal balance of its Term Loan Commitment is $________________, its Commitment Percentage with respect to the Term Loan is _____________%], the aggregate outstanding principal balance of its Loans equals $_______________, and the aggregate amount of its Letter of Credit Participations equals $_______, and (C) immediately after giving effect to all assignments which have not yet become effective, the Assignor's Commitment Percentage with respect to the Revolving Credit Loans [and Commitment Percentage with respect to the Term Loan] will be sufficient to give effect to this Assignment and Acceptance, (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any claim or encumbrance; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of TransTechnology or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by TransTechnology or any of its Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) attaches hereto the Revolving Credit Note [and Term Note] delivered to it under the Credit Agreement.

         The Assignor requests that TransTechnology exchange the Assignor's Revolving Credit Note [and/or Term Note] for new Revolving Credit Notes [and/or Term Notes] payable to the Assignor and Assignee as follows:


             Notes payable to      Amount of Revolving Credit Note:            Amount of Term Note:
               the order of:

                 Assignor                    $__________                           $__________

                 Assignee                    $__________                           $__________

         3. ASSIGNEE'S REPRESENTATIONS. The Assignee (i) represents and warrants that (A) it is duly and legally authorized to enter into this Assignment and Acceptance, (B) the execution, delivery and performance of this Assignment and Acceptance do not conflict with any provision of law or of the charter or by-laws of the Assignee, or of any agreement binding on the Assignee, (C) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Assignment and Acceptance, and to render the same the legal, valid and binding obligation of the Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to ss.ss.8.4 and 9.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) represents and warrants that it is an Eligible Assignee; (v) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) acknowledges that it has made arrangements with the Assignor satisfactory to the Assignee with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

         4. EFFECTIVE DATE. The effective date for this Assignment and Acceptance shall be _____ __, ____ (the "Effective Date"). Following the execution of this Assignment and Acceptance, each party hereto shall deliver its duly executed counterpart hereof to the Administrative Agent for acceptance by the Administrative Agent and recording in the Register by the Administrative Agent. Schedule 1 to the Credit Agreement shall thereupon be replaced as of the Effective Date by Schedule 1 annexed hereto.

         5. RIGHTS UNDER CREDIT AGREEMENT. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Credit Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Credit Agreement; provided, however, that the Assignor shall retain its rights to be indemnified pursuant to ss.18 of the Credit Agreement with respect to any claims or actions arising prior to the Effective Date.

         6. PAYMENTS. Upon such acceptance of this Assignment and Acceptance by the Administrative Agent and such recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and the Assignee shall make any appropriate adjustments in payments for periods prior to the Effective Date by the Administrative Agent or with respect to the making of this assignment directly between themselves.

         7. GOVERNING LAW. THIS ASSIGNMENT AND ACCEPTANCE IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT TO BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

         8. COUNTERPARTS. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

         IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer or officers thereunto duly authorized, as of the date first above written.

                                    ASSIGNOR:
                                    ---------



                                    By: ________________________________________
                                         Name:
                                         Title:

                                    ASSIGNEE:
                                    ---------



                                    By: ________________________________________
                                         Name:
                                         Title:


CONSENTED TO:
-------------

BANKBOSTON, N.A., AS
ADMINISTRATIVE AGENT



By:___________________________
      Name:
      Title:


[SO LONG AS NO DEFAULT
OR EVENT OF DEFAULT HAS
OCCURRED AND IS
CONTINUING:

TRANSTECHNOLOGY
CORPORATION



By:___________________________
      Name:
      Title:]

                                   SCHEDULE 1